CAPITAL APPRECIATION PORTFOLIO
                     INTERMEDIATE GOVERNMENT BOARD PORTFOLIO
                                  Portfolios of
                               STRATUS FUND, INC.
                                 P.O. Box 82535
                          Lincoln, Nebraska 68501-2535

                                                                    May 1, 2000

Dear Shareholder:

     Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of Capital Appreciation Portfolio with Growth Portfolio and a proposed combination of Intermediate Government Bond Portfolio with Government Securities Portfolio.

     The combinations have been proposed because Capital Appreciation Portfolio and Intermediate Government Bond Portfolio (the "Acquired Portfolios") have not been successful in attracting new investors and are not expected to experience significant growth in assets. Growth Portfolio and Government Securities Portfolio (the "Acquiring Portfolios") are substantially larger than the Acquired Portfolios. The investment objective and strategies of each Acquired Portfolio are similar to the investment objective and strategies of the Acquiring Portfolio with which it will combine, although there are some differences. Union Bank and Trust Company serves as the investment adviser to the Acquired Portfolios and the Acquiring Portfolios. The Acquiring Portfolios have lower operating expense ratios than the Acquired Portfolios. Growth Portfolio has a better performance history than Capital Appreciation Portfolio, and the performance of Government Securities Portfolio has been comparable to that of Intermediate Government Bond Portfolio. The accompanying document describes the proposed transactions and compares the investment policies, operating expenses and performance histories of the Acquired Portfolios and Acquiring Portfolios.

     Shareholders of Capital Appreciation Portfolio and Intermediate Government Bond Portfolio are being asked to approve a Plan of Reclassification that will govern the reorganization of the Acquired Portfolios into the Acquiring Portfolios. After careful consideration, the Board of Directors of Stratus Fund has unanimously approved the proposals and recommends that you read the enclosed materials carefully and then vote FOR the proposals.

     Your vote is important. Please take a moment now to sign and return your proxy cards in the enclosed postage paid return envelope.

                                                          Sincerely,

                                                          /s/ Michael S. Dunlap
                                                          Michael S. Dunlap
                                                          Chairman

                         CAPITAL APPRECIATION PORTFOLIO
                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                                  PORTFOLIOS OF
                               STRATUS FUND, INC.
                                 P.O. BOX 82535
                          LINCOLN, NEBRASKA 68501-2535


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 25, 2000

        TO THE SHAREHOLDERS OF CAPITAL APPRECIATION PORTFOLIO AND INTERMEDIATE GOVERNMENT BOND PORTFOLIO:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Capital Appreciation Portfolio and Intermediate Government Bond Portfolio (the "Acquired Portfolios"), investment portfolios of Stratus Fund, Inc. ("Stratus Fund"), will be held at 6801 S. 27th, Lincoln, Nebraska, on May 25, 2000, at 3:00 p.m., local time, for the following purposes:

          1. To approve a Plan of Reclassification (the "Plan") that provides for the combination of Capital Appreciation Portfolio with Growth Portfolio and the combination of Intermediate Government Bond Portfolio with Government Securities Portfolio (the "Reorganizations"). The Reorganizations will be effected through an amendment to the articles of incorporation of Stratus Fund. Pursuant to the Plan,

               o the shares of the Acquired Portfolios will be reclassified as shares of the Acquiring Portfolios and Stratus Fund will issue Retail Class A shares of the Acquiring Portfolio to the Acquired Portfolio's Retail Class A shareholders and Institutional Class shares of the Acquiring Portfolio to the Acquired Portfolio's Institutional Class shareholders.

               o all of the assets of an Acquired Portfolio will be transferred to the Acquiring Portfolio with which it will combine, and

               o the Acquiring Portfolio will assume all of the liabilities of the Acquired Portfolio.

               The value of each Acquired Portfolio shareholder's account with the Acquiring Portfolio immediately after the Reorganization will be the same as the value of such shareholder's account with the Acquired Portfolio immediately prior to the Reorganization. The Reorganizations have been structured as tax-free transactions. No initial sales charge will be imposed in connection with the Reorganizations.

          2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on April 26, 2000, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF STRATUS FUND. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO STRATUS FUND, INC. AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                            MICHAEL S. DUNLAP
                                            PRESIDENT AND SECRETARY
May 1, 2000

                         CAPITAL APPRECIATION PORTFOLIO
                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                GROWTH PORTFOLIO
                         GOVERNMENT SECURITIES PORTFOLIO

                                  PORTFOLIOS OF
                               STRATUS FUND, INC.
                                 P.O. BOX 82535
                          LINCOLN, NEBRASKA 68501-2535
                                 (402) 476-3000

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                               Dated: May 1, 2000

     This document is being furnished in connection with a special meeting of shareholders of CAPITAL APPRECIATION PORTFOLIO and INTERMEDIATE GOVERNMENT BOND PORTFOLIO (the "Acquired Portfolios"), investment portfolios of Stratus Fund, Inc. ("Stratus Fund"), a Minnesota corporation, to be held on May 25, 2000 (the "Special Meeting"). At the Special Meeting, the shareholders of the Acquired Portfolios are being asked to consider and approve a Plan of Reclassification (the "Plan") which provides for the combination of CAPITAL APPRECIATION PORTFOLIO with GROWTH PORTFOLIO, and the combination of INTERMEDIATE GOVERNMENT BOND PORTFOLIO with GOVERNMENT SECURITIES PORTFOLIO (the "Reorganizations"). The Board of Directors of Stratus Fund has unanimously approved the Plan and the Reorganizations as being in the best interest of the shareholders of each of the Acquired Portfolios.

     Pursuant to the Plan, and the amendment of the Articles of Incorporation of Stratus Fund described in the Plan, the shares of the Acquired Portfolios will be reclassified as shares of the Acquiring Portfolios and Stratus Fund will issue Retail Class A shares of the Acquiring Portfolio to the Acquired Portfolio's Retail Class A shareholders and Institutional Class shares of the Acquiring Portfolio to the Acquired Portfolio's Institutional Class shareholders. All of the assets of an Acquired Portfolio will be transferred to the Acquiring Portfolio with which it will combine, the Acquiring Portfolio will assume all of the liabilities of the Acquired Portfolio. The value of each Acquired Portfolio shareholder's account with the Acquiring Portfolio immediately after a Reorganization will be the same as the value of such shareholder's account with the Acquired Portfolio immediately prior to the Reorganization. The Reorganizations have been structured as tax-free transactions. No initial sales charge will be imposed in connection with the Reorganizations.

     Each of the Acquiring Portfolios and the Acquired Portfolios is a series portfolio of Stratus Fund, an open- end, series management investment company. The investment objective and strategies of each Acquiring Portfolio are similar to those of the Acquired Portfolio with which it will combine.

     GROWTH PORTFOLIO seeks capital appreciation and income. CAPITAL APPRECIATION PORTFOLIO seeks capital appreciation.

     GOVERNMENT SECURITIES PORTFOLIO seeks to provide a high total return consistent with the preservation of capital. INTERMEDIATE GOVERNMENT BOND PORTFOLIO seeks current income, some or all of which is exempt from state income tax, consistent with the preservation of capital.

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth the information that a shareholder of the Acquired Portfolios should know before voting on the Plan. It should be read and retained for future reference.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The current Prospectuses of Stratus Fund, each dated November 1, 1999 (the "Prospectuses"), together with the related Statement of Additional Information also dated November 1, 1999, and the Semi-Annual Reports of Stratus Fund dated December 31, 1999 are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference herein. A copy of the Prospectus for the Retail Class A shares of Stratus Fund is attached as Appendix II to this Proxy Statement/Prospectus. Such documents are available without charge by writing to Stratus Fund, Inc., P.O. Box 82535, Lincoln, Nebraska 68501-2535 or by calling (402) 476-3000. The SEC maintains a Web site at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about Stratus Fund.

                                TABLE OF CONTENTS


                                                                            Page

INTRODUCTION...................................................................1

SYNOPSIS.......................................................................2
        The Reorganizations....................................................2
        Reasons for the Reorganizations........................................2
        Comparison of the Acquiring Portfolios and the Acquired Portfolios.....3

RISK FACTORS...................................................................7

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES.............................9
        Investment Objectives of Growth Portfolio and
               Capital Appreciation Portfolio..................................9
        Investment Objectives of Government Securities Portfolio and
               Intermediate Government Bond Portfolio.........................11
         Other Differences in Investment Policies and Restrictions............12
        Portfolio Management..................................................13
        Management Discussion and Analysis of Performance.....................13

FINANCIAL HIGHLIGHTS..........................................................13
        Growth Portfolio......................................................13
        Government Securities Portfolio.......................................16

ADDITIONAL INFORMATION ABOUT THE PLAN.........................................19
        Terms of the Reorganizations..........................................19
        The Reorganizations...................................................19
        Board Considerations..................................................20
        Other Terms...........................................................22
        Federal Tax Consequences..............................................22
        Accounting Treatment..................................................25

OWNERSHIP OF THE ACQUIRING PORTFOLIOS AND THE
        ACQUIRED PORTFOLIOS SHARES............................................25
        Significant Holders...................................................25
        Ownership of Officers and Directors/Trustees..........................26

CAPITALIZATION................................................................26

LEGAL MATTERS.................................................................28

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.................28

ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIOS AND
        THE ACQUIRED PORTFOLIOS...............................................28


APPENDIX I .............................................Plan of Reclassification
APPENDIX II...........Prospectus for Retail Class A Shares of the Acquired Funds
APPENDIX III......................Discussion and Analysis for the Acquired Funds

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Directors of Stratus Fund from the shareholders of the Acquired Portfolios for use at the special meeting of shareholders to be held at 6801 S. 27th, Lincoln, Nebraska, on May 25, 2000, at 3:00 p.m., local time (such meeting and any adjournments thereof are referred to as the "Special Meeting").

     All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Plan and in accordance with management's recommendation on other matters. The presence in person or by proxy of ten percent of the outstanding shares of an Acquired Portfolio at the Special Meeting will constitute a quorum ("Quorum"). Approval of the Plan by an Acquired Portfolio requires the affirmative vote of a majority of the shares cast by shareholders of that Acquired Portfolio. The Plan may be approved by one of the Acquired Portfolios and the Reorganization of that Acquired Portfolio may be completed even though the Plan is not approved by shareholders of the other Acquired Portfolio. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes, but will not be considered votes cast at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Stratus Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on April 26, 2000 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were 12,910.797 Retail Class A shares and 369,621.730 Institutional Class shares of CAPITAL APPRECIATION PORTFOLIO outstanding, and 1,388.237 Retail Class A shares and 181,563.075 Institutional Class shares of INTERMEDIATE GOVERNMENT BOND PORTFOLIO outstanding. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

     Stratus Fund expects to solicit proxies principally by mail, but may also solicit proxies by telephone, facsimile, telegraph or personal interview. Stratus Fund's officers will not receive any additional or special compensation for any such solicitation. Each of the Acquired Portfolios will bear its own costs and expenses incurred in connection with the Reorganizations. The total cost of solicitation of proxies in connection with the Reorganizations is expected to be approximately $25,000.

     Stratus Fund intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about May 1, 2000.

                                    SYNOPSIS

THE REORGANIZATIONS

     The Reorganizations will result in the combination of CAPITAL APPRECIATION PORTFOLIO with GROWTH PORTFOLIO and the combination of INTERMEDIATE GOVERNMENT BOND PORTFOLIO with GOVERNMENT SECURITIES PORTFOLIO. The Acquired Portfolios and the Acquiring Portfolios are portfolios of Stratus Fund, a Minnesota corporation.

     If shareholders of an Acquired Portfolio approve the Plan and other closing conditions are satisfied, the Articles of Incorporation of Stratus Fund will be amended to reclassify the shares of the Acquired Portfolios as shares of the Acquiring Portfolios and Stratus Fund will issue Retail Class A shares of the Acquiring Portfolio to the Acquired Portfolio's Retail Class A shareholders and Institutional Class shares of the Acquiring Portfolio to the Acquired Portfolio's Institutional Class shareholders. All of the assets of that Acquired Portfolio will be transferred to the Acquiring Portfolio with which it will combine, the Acquiring Portfolio will assume all of the liabilities of the Acquired Portfolio. The shares of an Acquiring Portfolio issued in a Reorganization will have an aggregate net asset value equal to the value of the Acquired Portfolio's net assets transferred to the Acquiring Portfolio. Shareholders will not pay any initial sales charge for shares of the Acquiring Portfolios received in connection with the Reorganizations. The value of each shareholder's account with an Acquiring Portfolio immediately after a Reorganization will be the same as the value of such shareholder's account with the Acquired Portfolio immediately prior to the Reorganization. A copy of the Plan is attached as Appendix I to this Proxy Statement/ Prospectus. See "Additional Information About the Plan" below.

     The Acquired Portfolios will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganizations will constitute tax-free reorganizations for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganizations. See "Additional Information About the Plan - Federal Tax Consequences" below.

     The Board of Directors of Stratus Fund, including the independent Directors, has determined that the Reorganizations are in the best interests of all of the portfolios and their shareholders and that the interests of the shareholders of each portfolio will not be diluted as a result of the Reorganizations.

REASONS FOR THE REORGANIZATIONS

     The Reorganizations are being proposed because the Acquired Portfolios have not generally been perceived by investors as attractive investment alternatives. As a result, the Acquired Portfolios' investment adviser, Union Bank and Trust Company (the "Adviser"), does not anticipate that there will be any significant future growth in the assets of the Acquired Portfolios. The Acquiring Portfolios have larger asset bases and lower expense ratios. Growth Portfolio has a better performance history than Capital Appreciation Portfolio, and the performance of Government Securities Portfolio has been comparable to that of Intermediate Government Bond Portfolio, although the Acquired Funds and the Acquiring Funds have slightly different investment objectives, as described below. See "Additional Information About the Plan" below for further discussion of the factors considered by the Board of Directors in approving the Reorganizations.

COMPARISON OF THE ACQUIRING PORTFOLIOS AND THE ACQUIRED PORTFOLIOS

        INVESTMENT OBJECTIVE AND STRATEGIES

     GROWTH PORTFOLIO seeks to provide capital appreciation and income. CAPITAL APPRECIATION PORTFOLIO seeks capital appreciation. Because the investment objective of GROWTH PORTFOLIO includes providing income, a majority of the securities purchased for GROWTH PORTFOLIO pay dividends. Current income is not a consideration for the Adviser when selecting stocks for CAPITAL APPRECIATION PORTFOLIO. CAPITAL APPRECIATION PORTFOLIO invests primarily in small to mid-size companies having market capitalization of $5 billion or less. GROWTH PORTFOLIO holds securities of medium and large capitalization companies.

     GOVERNMENT SECURITIES PORTFOLIO seeks to provide a high total return consistent with the preservation of capital. INTERMEDIATE GOVERNMENT BOND PORTFOLIO seeks current income, some or all of which is exempt from state income tax, consistent with the preservation of capital. Although they have slightly different investment objectives, both GOVERNMENT SECURITIES PORTFOLIO and INTERMEDIATE GOVERNMENT BOND PORTFOLIO invest primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and they both seek to maintain an average dollar weighted maturity of between three and ten years. GOVERNMENT SECURITIES PORTFOLIO also invests a portion of its assets in investment grade debt obligations of other issuers, and the Adviser can consider the potential for appreciation in value when selecting securities for the GOVERNMENT SECURITIES PORTFOLIO to provide a high total return.

     For further information on the investment objectives and policies of the funds, see "Comparison of Investment Objectives and Strategies" below.

        INVESTMENT ADVISORY SERVICES

     Union Bank and Trust Company (the "Adviser") serves as investment adviser to the Acquired Portfolios and the Acquiring Portfolios.

        PERFORMANCE

     Average annual total returns for the periods indicated for each of the Acquiring Portfolios and the Acquired Portfolios, including sales charges, are shown below. Past performance cannot guarantee comparable future results.


                                           Growth Portfolio         Capital Appreciation Portfolio
                                        Retail       Institutional       Retail      Institutional
                                    Class A Shares   Class Shares    Class A Shares   Class Shares
                                    --------------   ------------    --------------   ------------
1 Year Ended December 31, 1999          22.04%          22.41%           3.97%           4.34%
3 Years Ended December 31, 1999          N/A             23.3%            N/A            2.90%
5 Years Ended December 31, 1999          N/A            24.36%            N/A            13.07%
Since inception                         22.71%          19.80%           2.67%           7.83%


                                        Government Securities        Intermediate Government Bond
                                              Portfolio                       Portfolio
                                        Retail      Institutional       Retail       Institutional
                                    Class A Shares   Class Shares   Class A Shares   Class Shares
                                    --------------   ------------   --------------   ------------
1 Year Ended December 31, 1999          1.49%           1.77%           1.74%            2.03%
3 Years Ended December 31, 1999          N/A            5.10%            N/A             4.70%
5 Years Ended December 31, 1999          N/A            6.33%            N/A             5.89%
Since inception                         3.43%           4.46%           3.49%            5.60%


        EXPENSES

     A comparison of annual operating expenses as a percentage of net assets ("Expense Ratio") for the Retail Class A and Institutional Class shares of the Acquiring Portfolios for their fiscal year ended June 30, 1999 and for the Retail Class A and Institutional Class shares of the Acquired Portfolios for their fiscal year ended June 30, 1999 are shown below. Expense Ratios are shown net of any voluntary fee waivers and expense reimbursements.


                      GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO


                                                                  CAPITAL APPRECIATION         GROWTH PORTFOLIO
                                             GROWTH PORTFOLIO          PORTFOLIO             PRO FORMA ESTIMATED
                                             -------------------------------------------------------------------

                                 Retail Class A  Institutional  Retail Class  Institutional  Retail Class A  Institutional
                                      Shares      Class Shares     Shares      Class Shares      Shares       Class Shares
                                      ------      ------------     ------      ------------      ------       ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed
on purchase of shares (as a
percentage of offering price)           4.5%           none           4.5%          none            4.5%           none

Deferred Sales Load (as a percentage
original purchase price or redemption
procees, as applicable)                 none           none           none          none            none           none

ANNUAL OPERATING EXPENSES (AS A %
OF NET ASSETS)

Management fees...................      .75%           .75%          1.40%(2)      1.40%(2)         .75%           .75%
Rule 12b-1 distribution plan payments   .50%           none           .50%          none            .50%           none
All other expenses................      .30%           .30%           .55%          .55%            .32%           .32%

Total portfolio operating expenses (1) 1.55%          1.05%          2.45%         1.95%           1.57%          1.07%

(1) Total actual annual operating expenses for the Retail Class A shares of GROWTH and CAPITAL APPRECIATION for the most recent fiscal year were less than the amount shown above because the portfolios are currently paying only a portion of the total 12b-1 fee authorized for payment to the Distributor. With the reduced payments to the Distributor, GROWTH'S actual total operating expenses for its Retail Class A shares were 1.35% and CAPITAL APPRECIATION'S actual total operating expenses for its Retail Class A shares were 1.45%.
(2) CAPITAL APPRECIATION is obligated to pay the Adviser a basic investment advisory fee of 1.40% of the portfolio's average annual net assets, but that fee is adjusted upward or downward based on the portfolio's performance relative to the Russell 2000 Stock Index on a 12-month average. The fee could be as high as 2.40% of the portfolio's average annual net assets or as low as 0.40%. The management fees for CAPITAL
        APPRECIATION have been restated to reflect the basic fee of 1.40% without adjustment.




                 GOVERNMENT SECURITIES PORTFOLIO AND INTERMEDIATE GOVERNMENT BOND PORTFOLIO



                                                                                                  GOVERNMENT
                                                               INTERMEDIATE GOVERNMENT BOND  SECURITIES PORTFOLIO
                                   GOVERNMENT SECURITIES PORTFOLIO     PORTFOLIO             PRO FORMA ESTIMATED
                                   -------------------------------     ---------             -------------------
                                 Retail Class A  Institutional  Retail Class  Institutional  Retail Class A  Institutional
                                      Shares     Class Shares     Shares       Class Shares     Shares        Class Shares
                                      ------     ------------     ------          ------        ------        ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed
on purchase of shares (as a
percentage of offering price)           3.0%          none          3.0%         none          3.0%          none

Deferred Sales Load (as a percentage
of original purchase price or
redemption proceeds, as applicable)     none          none          none         none          none          none

ANNUAL OPERATING EXPENSES
(AS A % OF NET ASSETS)

Management fees...................      .50%          .50%          .65%         .65%          .50%          .50%
Rule 12b-1 distribution plan payments   .50%          none          .50%         none          .50%          none
All other expenses................      .30%          .30%          .51%         .51%          .31%          .31%

Total portfolio operating
expenses(1).......................     1.30%          .80%         1.66%         1.16%        1.31%          .81%

(1) Total actual annual operating expenses for the Retail Class A shares of GOVERNMENT SECURITIES and INTERMEDIATE GOVERNMENT BOND for the most recent fiscal year were less than the amount shown above because the portfolios are currently paying only a portion of the total 12b-1 fee authorized for payment to the Distributor. With the reduced payments to the Distributor, GOVERNMENT SECURITIES' actual total operating expenses for its Retail Class A shares were 1.10% and INTERMEDIATE GOVERNMENT
        BOND'S actual total operating expenses for its Retail Class A shares were 1.46%.


        SALES CHARGES

        No sales charges are applicable to shares of the Acquiring Portfolios received in connection with the Reorganizations.

     The GROWTH PORTFOLIO Retail Class A shares, which will be issued to the CAPITAL APPRECIATION PORTFOLIO Retail Class A shareholders pursuant to the Plan, are sold at net asset value plus an initial sales charge of 4.5% for purchases of less than $50,000, 3.5% for purchases of $50,000 but less than $100,000, 2.5% for purchases of $100,000 but less than $250,000 and 0% for purchases of $250,000 or more. The GROWTH PORTFOLIO Institutional Class shares are offered at net asset value, without an initial sales charge.

     The GOVERNMENT SECURITIES Retail Class A shares, which will be issued to the INTERMEDIATE GOVERNMENT BOND Retail Class A shareholders pursuant to the Plan, are sold at net asset value plus an initial sales charge of 3.0% for purchases of less than $50,000, 2.5% for purchases at $50,000 but less than $100,000, 1.5% for purchases of $100,000 but less than $250,000 and 0% for purchases of $250,000 or more. The GOVERNMENT SECURITIES PORTFOLIO Institutional Class shares are offered at net asset value, without an initial sales charge.

     The Retail Class A shares of CAPITAL APPRECIATION PORTFOLIO are sold at net asset value plus an initial sales charge of 4.5% for purchases of less than $50,000, 3.5% for purchases of $50,000 but less than $100,000, 2.5% for purchases of $100,000 but less than $250,000 and 0% for purchases of $250,000 or more. The CAPITAL APPRECIATION PORTFOLIO Institutional Class shares are offered at net asset value without an initial sales charge.

     The INTERMEDIATE GOVERNMENT BOND PORTFOLIO Retail Class A shares are sold at net asset value plus an initial sales charge of 3.0% for purchases of less than $50,000, 2.5% for purchases of $50,000 but less than $100,000, 1.5% for purchases of $100,000 but less than $250,000 and 0% for purchases of $250,000 or more. The INTERMEDIATE GOVERNMENT BOND PORTFOLIO Institutional Class shares are offered at net asset value, without an initial sales charge.

     The Acquired Portfolios and the Acquiring Portfolios are authorized to pay a fee in the amount of 0.50% per annum of average daily net assets of their Retail Class A shares to SMITH HAYES for distribution services. SMITH HAYES currently waives a portion of that distribution fee and collects only 0.30% of the average daily net assets of the Acquired Portfolios and the Acquiring Portfolios. The Acquired Portfolios Institutional Class shares do not pay distribution fees.

        DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

     Shares of the Acquiring Portfolios and the Acquired Portfolios are both distributed by SMITH HAYES. Purchase and redemption procedures are the same for the Acquiring Portfolios and the Acquired Portfolios. Shares of the Acquiring Portfolios and the Acquired Portfolios may be exchanged for shares of other portfolios of Stratus Fund of the same class.


                                  RISK FACTORS

     The Acquiring Portfolios and the Acquired Portfolios are subject to the risk that the price of their shares will change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial developments. A portfolio's reaction to these developments will be affected by the types and maturities of the securities in which the portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, as well as the portfolio's level of investment in the securities of that issuer.

     The majority of the securities held by GROWTH PORTFOLIO pay dividends, and GROWTH PORTFOLIO invests in equity securities issued by companies having medium and large market capitalizations. CAPITAL APPRECIATION PORTFOLIO invests in companies having medium or small market capitalizations of $5 billion or less, and payment of dividends is not a consideration for selection of securities for CAPITAL APPRECIATION PORTFOLIO. Generally, the prices of securities issued by companies having smaller market capitalizations that do not pay current dividends tend to be more volatile. Accordingly, the value of GROWTH PORTFOLIO'S shares may be less volatile than those of CAPITAL APPRECIATION. However, GROWTH PORTFOLIO'S focus on dividend paying companies having larger market capitalizations may not produce the same level of capital appreciation that would be realized through an investment in CAPITAL APPRECIATION PORTFOLIO.

     GOVERNMENT SECURITIES PORTFOLIO and INTERMEDIATE GOVERNMENT BOND PORTFOLIO both invest primarily in securities issued by the U.S. Government, and its agencies and instrumentalities, and they both seek to maintain an average dollar weighted maturity of between three and ten years. GOVERNMENT SECURITIES PORTFOLIO also invests in investment grade securities of other issuers, and the Adviser considers the potential for appreciation in value when selecting securities for GOVERNMENT SECURITIES PORTFOLIO. However, the value of debt securities selected because of a potential for appreciation, and the value of securities of issuers other than the U.S. Government and its agencies and instrumentalities, may be more volatile than the securities held by INTERMEDIATE GOVERNMENT BOND PORTFOLIO.

     The principal risks of ownership of shares of GROWTH PORTFOLIO and GOVERNMENT SECURITIES PORTFOLIO are described below.

     GROWTH PORTFOLIO is a diversified portfolio that invests primarily in common stocks. The prices of equity securities change in response to many factors including:

          o STOCK MARKET VOLATILITY - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. In the short term, equity prices can fluctuate dramatically in response to these factors. Political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

          o ISSUER-SPECIFIC RISK - Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. The value of securities of smaller, less well-known companies can be more volatile than that of larger companies.

          o GROWTH INVESTING - GROWTH PORTFOLIO invests in growth stocks. Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and more volatile than other types of stocks.

     GOVERNMENT SECURITIES invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and other highly rated, marketable debt obligations. The price of debt securities changes in response to many factors including:

          o INTEREST RATE CHANGES - Debt securities have varying levels of sensitivity to changes in interest rates. Generally, the price of a debt security falls when interest rates rise and vice-versa. Securities with longer maturities tend to be more sensitive to interest rate changes and are generally more volatile, so the average maturity or duration of these securities affects risk.

          o PREPAYMENT RISK - Many types of debt securities are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. During periods of falling interest rates, the issuer may repay debt obligations with high interest rates prior to maturity. This may cause the portfolio's average weighted maturity to fluctuate, and may require the portfolio to invest the resulting proceeds at lower interest rates. As a result, the portfolio may experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

          o CREDIT RISK - Credit risk is the risk that an issuer will be unable to make timely payments of either principal or interest. If this occurs, the portfolio's return could be lower.

          o U.S. GOVERNMENT SECURITIES - Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued or guaranteed by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

          o ISSUER-SPECIFIC RISK. The value of an individual issuer's security can be more volatile than the market as a whole and can perform differently than the market as a whole. Debt obligations rated within the lowest of the four highest debt ratings have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weaker capacity of the issuers to make principal and interest payments than would be the case with higher rated securities.

          o INCOME RISK. Falling interest rates will cause the portfolio's income to decline.

               COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVES OF GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVES

     The investment objective of GROWTH PORTFOLIO is to provide capital appreciation and income.

        CAPITAL APPRECIATION PORTFOLIO seeks to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES OF GROWTH PORTFOLIO

     To achieve its investment objective, GROWTH PORTFOLIO invests at least 65% of its total assets in a diversified portfolio of common stocks. The remaining assets (up to 35% of the portfolio) may be invested in U.S. Government securities and money market instruments.

     GROWTH PORTFOLIO invests principally in medium and large capitalization companies having a market capitalization greater than $1 billion. GROWTH PORTFOLIO seeks to identify and invest in companies whose earnings the Adviser believes will grow faster than inflation and faster than the economy in general and whose growth the Adviser believes has not yet been fully reflected in the market price of the company's shares. The Adviser also seeks to invest in securities it believes will out perform the Standard and Poor's Equity Index on a risk adjusted basis. To provide current income, the Adviser may select securities for the portfolio issued by companies that have a history of paying regular dividends.

     When selecting securities for GROWTH PORTFOLIO, the Adviser relies on a company-by-company analysis and a broader analysis of industry or economic sector trends and takes into consideration the quality of a company's management, the existence of a leading or dominant position in a major product line or market and the soundness of the company's financial position. Once the Adviser identifies a possible investment, a number of valuation measures are applied to determine the relative attractiveness of each company and select those companies whose shares are most attractively priced.

     The Adviser has engaged in active trading of securities held by GROWTH PORTFOLIO. The portfolio's turnover rate for its last fiscal year was 194%. Frequent trading of portfolio securities increases the expenses of the portfolio as a consequence of trading costs and can result in distributions of gains to shareholders that are subject to tax.

PRINCIPAL INVESTMENT STRATEGIES OF CAPITAL APPRECIATION PORTFOLIO

     To achieve its objective, the CAPITAL APPRECIATION PORTFOLIO invests at least 65% of its assets in a diversified portfolio of common stocks. The Adviser invests principally in companies which it believes will have earnings growth above the market averages with an emphasis toward companies whose growth the Adviser believes has not been fully reflected in the market price of such company's shares. CAPITAL APPRECIATION PORTFOLIO invests principally in medium and small capitalization companies having market capitalization of $5 billion or less.

     The Adviser selects securities for investment based upon considerations such as the quality of a company's management, the existence of a leading or dominant position in a major product line market and the soundness of a company's financial position. As companies are identified as possible investments, the Adviser applies a number of valuation techniques to determine the relative attractiveness of each company. Based upon these factors, the Adviser attempts to select those companies whose shares, in its estimation, are most attractively priced.

     The Adviser has engaged in active trading of securities held by CAPITAL APPRECIATION PORTFOLIO. The portfolio's turnover rate for its last fiscal year was 109%. Frequent trading of portfolio securities increases the expenses of the portfolio as a consequence of trading costs and can result in distributions of gains to shareholders that are subject to tax.

INVESTMENT OBJECTIVES OF GOVERNMENT SECURITIES PORTFOLIO AND INTERMEDIATE GOVERNMENT BOND PORTFOLIO

INVESTMENT OBJECTIVES

        The investment objective of GOVERNMENT SECURITIES PORTFOLIO is to provide a high total return consistent with the preservation of capital.

     INTERMEDIATE GOVERNMENT BOND PORTFOLIO seeks current income, some or all of which is exempt from state income tax, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES OF GOVERNMENT SECURITIES PORTFOLIO

     To achieve its objective, GOVERNMENT SECURITIES PORTFOLIO invests at least 80% of its total assets in securities issued or guaranteed by the U. S. Government, its agencies or its instrumentalities. The portfolio will invest its remaining assets in the following securities:

          o Domestic issues of marketable debt obligations that are rated at time of purchase within the four highest debt rating categories established by Moody's or S&P or are determined to by the Adviser to be of a comparable quality at the time of purchase.

          o Obligations of commercial banks, including negotiable certificates of deposit and banker's acceptances.

          o Repurchase agreements on securities issued or guaranteed by the U.S. Government.

          o    Money market instruments.

     To achieve its objective of current income, GOVERNMENT SECURITIES PORTFOLIO normally purchases securities with a view to holding them rather than selling them to achieve short-term trading profits. However, the portfolio may sell any security at any time without regard to the length of time it has been held if the Adviser believes general economic, industry or securities market conditions warrant selling the security. In selecting debt securities for the portfolio that are not government securities, the Adviser utilizes a fundamental analysis of the issuer's financial condition and operations, including an analysis of products and services and competition, management research and development activities. These issuers generally will have a debt to capital ratio of less than 60% and have market capitalization in excess of $500,000,000.

     The Adviser expects that annual Portfolio turnover rate will normally not exceed 100%. GOVERNMENT SECURITIES PORTFOLIO is not a money market fund and the value of an investment in the portfolio will fluctuate daily as the value of the portfolio's assets change. The average dollar- weighted maturity of the portfolio's investments in debt instruments will normally be between three and ten years.

PRINCIPAL INVESTMENT STRATEGIES OF INTERMEDIATE GOVERNMENT BOND PORTFOLIO

     INTERMEDIATE GOVERNMENT BOND PORTFOLIO invests at least 80% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities. The portfolio may also invest in money market instruments.

     INTERMEDIATE GOVERNMENT BOND PORTFOLIO maintains an average dollar weighted maturity between 3 and 10 years with respect to all of its debt securities.

     To achieve its objective of current income, INTERMEDIATE GOVERNMENT BOND PORTFOLIO normally purchases securities with a view to holding them rather than selling them to achieve short-term trading profits. However, the portfolio may sell any security at any time if the Adviser believes general economic, industry or securities market conditions warrant selling the security.

     INTERMEDIATE GOVERNMENT BOND PORTFOLIO is not a money market fund. The value of an investment in the portfolio will fluctuate daily as the value of the portfolio's assets change. The Adviser expects that annual portfolio turnover rate will normally not exceed 100%.

 OTHER DIFFERENCES IN INVESTMENT POLICIES AND RESTRICTIONS

     GOVERNMENT SECURITIES PORTFOLIO may enter into repurchase agreements for U.S. Government Securities. Intermediate Government Bond Portfolio does not invest in repurchase agreements. A repurchase agreement involves the purchase of U.S. Government Securities with the condition that after a stated period of time (usually seven days or less) the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the portfolio will seek to sell the collateral, which action could involve costs or delays. In such case, the portfolio's ability to dispose of the collateral to recover its investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, the portfolio would suffer a loss.

     In addition, GOVERNMENT SECURITIES PORTFOLIO'S fundamental investment restriction with respect to portfolio diversification is less restrictive than that of INTERMEDIATE GOVERNMENT BOND PORTFOLIO. GOVERNMENT SECURITIES PORTFOLIO is restricted with respect to 75% of the value of its total assets and INTERMEDIATE GOVERNMENT BOND PORTFOLIO is restricted with respect to

100% of its total assets, from investing more than 5% of the market value of its total assets, in the securities of any one issuer, other than obligations of or guaranteed by the U.S. Government or any of its agencies or instrumentalities, except that each portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

PORTFOLIO MANAGEMENT

     William S. Eastwood and Jon C. Gross are responsible for the day-to-day management of the Acquiring Portfolios and the Acquired Portfolios. Mr. Eastwood has been affiliated with Union Bank and Trust Company and the management of Stratus Fund since March of 1995. Prior to joining Union Bank, Mr. Eastwood was statewide manager of trust investments for a regional bank. Mr. Eastwood was responsible for the management of equity and fixed income common funds at that bank from 1979 to 1995. Mr. Eastwood holds the Chartered Financial Analyst (CFA) professional designation. Mr. Gross is currently a Vice President/Portfolio Manager and has been affiliated with Union Bank since 1988. Mr. Gross has been actively involved in the management of Stratus Fund since 1991. Mr. Gross holds the Chartered Financial Analyst (CFA) professional designation.

MANAGEMENT DISCUSSION AND ANALYSIS OF PERFORMANCE

     A discussion of the performance of the Acquiring Portfolios and the Acquired Portfolios for the fiscal year ended June 30, 1999, is set forth in Appendix III to this Proxy Statement/Prospectus.

                              FINANCIAL HIGHLIGHTS

GROWTH PORTFOLIO

     Shown below are financial highlights for an Institutional Class share of GROWTH PORTFOLIO outstanding during the six months ended December 31, 1999 and during each of the years in the five year period ended June 30, 1999, and for a Retail Class A share of GROWTH PORTFOLIO outstanding during the six months ended December 31, 1999 and during the one year period ended June 30, 1999 and the period January 7, 1998 (commencement of class) through June 30, 1998. This information (other than the information for the six months ended December 31, 1999) has been audited by Stratus Fund's independent accountants whose unqualified reports on the financial statements of GROWTH PORTFOLIO are included in its annual report to shareholders for the fiscal year ended June 30, 1999. GROWTH PORTFOLIO's semi-annual report to shareholders dated December 31, 1999, and its annual report to shareholders dated June 30, 1999, are available without charge upon request made to Stratus Fund at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.



                  GROWTH PORTFOLIO - INSTITUTIONAL CLASS SHARES

                      Six  months  ended  December 31, 1999 and years ended
                            June 30, 1999, 1998, 1997, 1996 and 1995



                                            SIX MONTHS
                                              ENDED
Net asset value:                       DECEMBER 31, 1999       1999      1998       1997      1996      1995
                                       -----------------       ----      ----       ----      ----      ----

Beginning of period:                              $19.51      $18.53    $17.07     $13.67    $11.47     $9.84
                                                  ------      ------    ------     ------    ------     -----
Income from investment operations:
     Net investment income                          0.00        0.06      0.11       0.22      0.23      0.22
     Net realized and unrealized gain (loss)
     on investments                                 1.77        2.53      3.45       3.99      2.36      1.72
                                                    ----        ----      ----       ----      ----      ----
           Total income from
           investment operations                    1.77        2.59      3.56       4.21      2.59      1.94
                                                    ----        ----      ----       ----      ----      ----
Less distributions:
     Dividends from net investment                  0.00       (0.06)    (0.11)     (0.22)    (0.22)    (0.22)
     income
     Distributions from capital gains              (2.75)      (1.55)    (1.99)     (0.59)    (0.17)    (0.09)
                                                   ------      ------    ------     ------    ------    ------
           Total distributions                     (2.75)      (1.61)    (2.10)     (0.81)    (0.39)    (0.31)
                                                   ------      ------    ------     ------    ------    ------
End of period                                     $18.53      $19.51    $18.53     $17.07    $13.67    $11.47
                                                  ======      ======    ======     ======    ======    ======
TOTAL RETURN                                       21.28%      16.3%     22.3%      32.6%     22.6%     20.3%
                                                   ------      =====     =====      =====     =====     =====
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $67,833,437     $65,011   $63,097    $46,189   $24,628   $12,813
Ratio of expense to average net assets              1.10%(a)    1.05%     0.76%      0.72%     0.71%     0.82%
Ratio of net income to average net assets          (0.05%)(a)   0.31%     0.18%      1.46%     1.78%     2.14%
Portfolio turnover rate                            64.53%     194.23%   137.03%     88.53%    92.72%    19.89%


(A)  ANNUALIZED FOR THOSE PERIODS LESS THAN TWELVE MONTHS IN DURATION.




                                           GROWTH PORTFOLIO - RETAIL CLASS A SHARES

                       Six months  ended  December  31, 1999 and year ended June 30, 1999 and for the period from January 7, 1998
                                 (commencement of class shares) to June 30, 1998


                                                 SIX MONTHS                          PERIOD
                                                   ENDED                              ENDED
                                                 DECEMBER 31,                        JUNE 30,
                                                   1999              1999              1998
                                                   ----              ----              ----
NET ASSET VALUE:
Beginning of period                               $19.51            $18.52            $15.86
                                                  ------            ------            ------
Income from investment operations:
      Net investment income                        (0.03)                -              0.04
     Net realized and unrealized loss on            1.77              2.47              2.66
                                                    ----             -----             -----
     investments
           Total income from                        1.74              2.47              2.70
                                                    ----              ----              ----
           investment operations
Less distributions:
Dividends from net investment income                   -                 -             (0.04)
Distributions from capital gains                   (2.76)            (1.48)                -
                                                   ------           ------           -------
      Total distributions                          (2.76)            (1.48)            (0.04)
                                                   ------           ------            ------
           End of period                          $18.49 (a)        $19.51 (a)        $18.52 (a)
                                                  ======            ======            ======

TOTAL RETURN                                       20.90%            16.09% (a)        16.89% (a)(b)
                                                   ======           ======            ======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                     $1,507,130        $1,292,742          $784,176
Ratio of expenses to average net assets             1.40%(c)          1.35%             1.50%(c)
Ratio of net income to average net assets          (0.35)(c)          0.01%             0.13%(c)
Portfolio turnover rate                            64.53%           194.23%           137.03%

(a) Excludes maximum sales load of 4.5%.
(b) Total return is not annualized, as it may not be representative of the total return for the year
(c) Annualized for those periods less than twelve months in duration.

GOVERNMENT SECURITIES PORTFOLIO

     Shown below are financial highlights for an Institutional Class share of GOVERNMENT SECURITIES PORTFOLIO outstanding during the six months ended December 31, 1999 and during each of the years in the five year period ended June 30, 1999, and for a Retail Class A share of GOVERNMENT SECURITIES PORTFOLIO outstanding during the six months ended December 31, 1999 and during the one year period ended June 30, 1999, and the period January 13, 1998 (commencement of class) through June 30, 1998. This information (other than the information for the six months ended December 31, 1999) has been audited by Stratus Fund independent accountants whose unqualified reports on the financial statements of GOVERNMENT SECURITIES PORTFOLIO are included in its annual report to shareholders for the fiscal year ended June 30, 1999. GOVERNMENT SECURITIES PORTFOLIO'S semi-annual report to shareholders dated December 31, 1999, and the annual report to shareholders dated June 30, 1999, are available without charge upon request made to Stratus fund at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.


                 GOVERNMENT SECURITIES PORTFOLIO  - INSTITUTIONAL CLASS SHARES


                         Six month  period  ended  December  31,  1999 and years
                              ended June 30, 1999, 1998, 1997, 1996 and 1995



                                            SIX MONTHS
                                               ENDED
                                            DECEMBER 31,
NET ASSET VALUE:                               1999       1999     1998       1997      1996       1995
                                               ----       ----     ----       ----      ----       ----
Beginning of period:                          $9.79      $9.88     $9.72      $9.64     $9.77      $9.40
                                              -----      -----     -----      -----     -----      -----
Income (loss) from investment operations:
      Net investment income                    0.26       0.51      0.51       0.51      0.49       0.45
      Net realized and unrealized gain
      (loss) on investments                   (0.13)     (0.09)     0.16       0.08     (0.13)      0.37
                                              ------     ------     ----       ----     ------      ----
               Total income from
               investment operations           0.13       0.42      0.67       0.59      0.36       0.82
                                               ----       ----      ----       ----      ----       ----
Less distributions from net investment
income                                        (0.26)     (0.51)    (0.51)     (0.51)    (0.49)     (0.45)
                                              ------     ------    ------     ------    ------     ------

End of period                                 $9.66      $9.79     $9.88      $9.72     $9.64     $ 9.77
                                              =====      =====     =====      =====     =====     ======
TOTAL RETURN                                   2.61%       4.3%      7.0%       6.3%      3.7%       9.0%
                                               =====       ====      ====       ====      ====       ====
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)           $31,452    $29,321   $30,368    $26,534   $23,043    $13,885
Ratio of expense to average net assets         0.84%(a)
                                                          0.80%     0.82%      0.71%     0.69%      0.80%
Ratio of net income to average net assets      5.23%(a)
                                                          5.13%     5.17%      5.21%     5.04%      4.82%
Portfolio turnover rate                        8.89%     18.66%     2.07%     27.20%    40.61%     33.88%

(a)   Annualized for those periods less than twelve months in duration.




                    GOVERNMENT SECURITIES PORTFOLIO - RETAIL CLASS A SHARES

                       Six months  ended  December  31, 1999 and year ended
                      June 30, 1999 and for the period from January 13, 1998
                        (commencement of class shares) to June 30, 1998


                                                      SIX MONTHS                             PERIOD
                                                        ENDED                                ENDED
                                                     DECEMBER 31,                           JUNE 30,
                                                        1999                1999              1998
                                                        ----                ----              ----
NET ASSET VALUE:
Beginning of period                                     $9.79               $9.89             $9.97
                                                        -----               -----             -----
Income from investment operations:
      Net investment income                              0.24                0.48              0.25
      Net realized and unrealized loss on               (0.13)              (0.09)            (0.08)
                                                       ------              ------            ------
      investments
            Total income from investment                 0.11                0.39              0.17
                                                         ----                ----              ----
            operations
Less distributions:
Dividends from net investment income                    (0.24)              (0.49)            (0.25)
                                                       ------              ------            ------
Distributions from capital gains                            -                   -                 -
                                                      -------             -------           -------
      Total distributions                               (0.24)              (0.49)            (0.25)
                                                       ------              ------            ------
           End of period                                $9.66 (a)           $9.79             $9.89
                                                        =====               =====             =====

TOTAL RETURN                                            2.33% (a)(b)         3.96% (a)         1.58% (a)(b)
                                                        =====               =====             =====

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                            $210,027            $167,494          $139,164
Ratio of expenses to average net assets                  1.14% (c)           1.10%             1.21% (c)
Ratio of net income to average net assets                4.93% (c)           4.83%             5.49% (c)
Portfolio turnover rate                                  8.89%              18.66%             2.07%

(a) Excludes maximum sales load of 4.5%.
(b) Total return is not annualized, as it may not be representative of the total return for the year
(c) Annualized for those periods less than twelve months in duration.

                      ADDITIONAL INFORMATION ABOUT THE PLAN

TERMS OF THE REORGANIZATIONS

     The terms and conditions under which the Reorganizations may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix I to this Proxy
Statement/Prospectus.

THE REORGANIZATIONS

     The Plan provides for an amendment to the Articles of Incorporation of Stratus Fund providing that each issued and outstanding share of the Acquired Portfolios will be reclassified and change into a share of the respective Acquiring Portfolio with which it will combine. Consummation of each Reorganization (the "Closing") is expected to occur on May 26, 2000, at 5:00 p.m. Central Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the NYSE on that business day.

     At the Effective Time, all of the assets of CAPITAL APPRECIATION PORTFOLIO shall be credited by the Custodian to the account of GROWTH PORTFOLIO in exchange for the assumption by GROWTH PORTFOLIO of all of the liabilities of any kind of CAPITAL APPRECIATION PORTFOLIO and delivery by Stratus Fund directly to
(i) the CAPITAL APPRECIATION Retail Class A shareholders of a number of GROWTH PORTFOLIO Retail Class A shares (including, if applicable, fractional shares rounded to the nearest thousandth) and to (ii) the CAPITAL APPRECIATION PORTFOLIO Institutional Class shareholders of a number of GROWTH PORTFOLIO Institutional Class shares (including, if applicable, fractional shares rounded to the nearest thousandth) having an aggregate net asset value equal to the net value of the assets of CAPITAL APPRECIATION PORTFOLIO so transferred, assigned and delivered.

     At the Effective Time, all of the assets of INTERMEDIATE GOVERNMENT BOND PORTFOLIO shall be credited by the Custodian to the account of GOVERNMENT SECURITIES PORTFOLIO in exchange for the assumption by GOVERNMENT SECURITIES PORTFOLIO of all of the liabilities of any kind of INTERMEDIATE GOVERNMENT BOND PORTFOLIO and delivery by Stratus Fund directly to (i) the INTERMEDIATE GOVERNMENT BOND PORTFOLIO Retail Class A shareholders of a number of GOVERNMENT SECURITIES PORTFOLIO Retail Class A shares (including, if applicable, fractional shares rounded to the nearest thousandth), and to (ii) the INTERMEDIATE GOVERNMENT BOND PORTFOLIO Institutional Class shareholders of a number of GOVERNMENT SECURITIES PORTFOLIO Institutional Class shares (including, if applicable, fractional shares rounded to the nearest thousandth) having an aggregate net asset value equal to the net value of the assets of INTERMEDIATE GOVERNMENT BOND PORTFOLIO so transferred, assigned and delivered.

     Consummation of the Reorganization of CAPITAL APPRECIATION PORTFOLIO is not conditioned upon consummation of the Reorganization of INTERMEDIATE GOVERNMENT BOND PORTFOLIO, and consummation of the Reorganization of INTERMEDIATE GOVERNMENT BOND PORTFOLIO is not conditioned upon consummation of the Reorganization of CAPITAL APPRECIATION PORTFOLIO.

BOARD CONSIDERATIONS

     The Board of Directors of Stratus Fund has determined that the Reorganizations of the Acquired Portfolios are in the best interests of the shareholders of each of the Acquired Portfolios, and recommended approval of the Plan by the shareholders of the Acquired Portfolios at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Directors in making their determination is provided below.

     At a meeting of the Board of Directors held on March 21, 2000, the Adviser proposed that the Board of Directors approve the Reorganizations of the Acquired Portfolios into the Acquiring Portfolios. The Directors received from the Adviser written materials that contained information concerning the Acquired Portfolios and the Acquiring Portfolios, including comparative total return and fee and expense information and a comparison of the investment objectives of the Acquired Portfolios and the Acquiring Portfolios.

     In considering the Reorganizations, the Board of Directors noted that CAPITAL APPRECIATION PORTFOLIO and GROWTH PORTFOLIO have similar investment objectives and strategies, as do INTERMEDIATE GOVERNMENT BOND PORTFOLIO and GOVERNMENT SECURITIES PORTFOLIO. The Board of Directors also noted that the expense ratios of the Acquired Portfolios are higher than the expense ratios of the Acquiring Portfolios, as shown below.


                 COMPARATIVE OPERATING EXPENSES AT JUNE 30, 1999

                                  Growth Portfolio               Capital Appreciation Portfolio
                                  ----------------               ------------------------------
                           Retail Class A    Institutional       Retail Class A     Institutional
                               Shares         Class Shares           Shares          Class Shares
                               ------         ------------           ------          ------------
Total Expense Ratio            1.55%             1.05%               2.45%              1.95%

                           Government Securities Portfolio        Intermediate Government Bond
                                                                            Portfolio
                           Retail Class A    Institutional       Retail Class A     Institutional
                               Shares         Class Shares           Shares          Class Shares
                               ------         ------------           ------          ------------

Total Expense Ratio            1.30%              .80%               1.66%              1.16%



     The Board of Directors also considered the performance of the Acquired Portfolios in relation to the performance of the Acquiring Portfolios. The Board noted that GROWTH PORTFOLIO has provided a higher return to its shareholders than CAPITAL APPRECIATION PORTFOLIO has, and that INTERMEDIATE GOVERNMENT BOND PORTFOLIO has provided its shareholders with a return comparable to the return provided by GOVERNMENT SECURITIES PORTFOLIO.

     The Adviser also noted that CAPITAL APPRECIATION PORTFOLIO had about $6 million in assets, compared with $69 million in assets for GROWTH PORTFOLIO and that it does not anticipate that there will be any significant growth in the assets of Capital Appreciation Portfolio. The Adviser further indicated that GROWTH PORTFOLIO'S superior historic performance and lower expense ratios make GROWTH PORTFOLIO a potentially better investment for shareholders than CAPITAL APPRECIATION PORTFOLIO. The Reorganization of CAPITAL APPRECIATION PORTFOLIO into GROWTH PORTFOLIO would benefit shareholders by lowering the expense ratios for shareholders of CAPITAL APPRECIATION PORTFOLIO without imposing any tax consequences. The Board discussed these matters and agreed that the impact of the Reorganization of CAPITAL APPRECIATION PORTFOLIO into GROWTH PORTFOLIO on shareholders was favorable in general. The Adviser noted that the expenses incurred by CAPITAL APPRECIATION PORTFOLIO in connection with the Reorganization would be offset by lower management fees and total expenses after the Reorganization.

     The Adviser reported that INTERMEDIATE GOVERNMENT BOND PORTFOLIO'S assets totaled about $2 million, compared with $32 million for GOVERNMENT SECURITIES PORTFOLIO, and that it does not anticipate that there will be any significant growth in the assets of INTERMEDIATE GOVERNMENT BOND PORTFOLIO. The Adviser indicated that GOVERNMENT SECURITIES PORTFOLIO'S performance was generally comparable to that of INTERMEDIATE GOVERNMENT BOND PORTFOLIO and that GOVERNMENT SECURITIES PORTFOLIO had generally lower expense ratios. The Adviser explained that the Reorganization would result in lost revenues for Union Bank, since the Adviser would receive lower management fees on the assets presently held by INTERMEDIATE GOVERNMENT BOND. The Board agreed that the impact of the Reorganization of INTERMEDIATE GOVERNMENT BOND PORTFOLIO on shareholders was favorable in general. The Adviser noted that the expenses incurred by INTERMEDIATE GOVERNMENT BOND PORTFOLIO in connection with the Reorganization would be offset by lower management fees and expenses after the Reorganization.

     In addition, the Board of Directors noted that no initial sales or other charges would be imposed on any of the shares of the Acquiring Portfolios issued to the shareholders of the Acquired Portfolios in connection with the Reorganizations. At the meeting, the Adviser also provided the Board of Directors with written materials concerning the structure of the proposed Reorganizations and the Federal tax consequences of the Reorganizations. The Board of Directors noted that the Acquired Portfolios would be provided with an opinion of counsel that the Reorganizations would be tax-free as to each Acquired Portfolio and its shareholders.

     Based on the foregoing, and their evaluation of the information presented to them, the Board of Directors determined that the Reorganizations will not dilute the interests of the shareholders of either of the Acquired Portfolios and are in the best interest of the Shareholders of each of the Acquired Portfolios. Therefore, the Board of Directors recommended the approval of the Reorganizations by the shareholders of each Acquired Portfolio.

OTHER TERMS

     The Plan may be amended by Stratus Fund without shareholder approval. If any amendment is made to the Plan which effects a material change to the Plan and the Reorganizations, such change will be submitted to the affected shareholders for their approval.

     The Plan contains provisions that are customary in matters such as the Reorganizations. Under the Plan, the Acquired Portfolios and Acquiring Portfolios are subject to various conditions, including the following: (a) the assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio with which it will be combined shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by each of the Acquired Portfolios immediately prior to the Reorganizations; (b) Stratus Fund's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated); (c) the shareholders of the Acquired Portfolio shall have approved the Plan, and (d) Stratus Fund shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP, that the Reorganizations will not result in the recognition of gain or loss for Federal income tax purposes for the Acquired Portfolio, the Acquiring Portfolio or their shareholders.

     The Acquired Portfolios and the Acquiring Portfolios will each bear their own expenses in connection with the Reorganizations.

     The Plan may be terminated and the Reorganizations may be abandoned by Stratus Fund at any time in the event that the Acquired Portfolios shareholders do not approve the Plan or if the Board of Directors determines that proceeding with the Reorganizations would be inadvisable.

FEDERAL TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganizations and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganizations, under currently applicable law, are as follows:

          o the Reorganizations will each qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

          o no gain or loss will be recognized by each Acquired Portfolio upon the transfer of its assets to an Acquiring Portfolio in exchange for shares of the Acquiring Portfolio and the Acquiring Portfolio's assumption of the Acquired Portfolio's liabilities;

          o no gain or loss will be recognized by any shareholder of an Acquired Portfolio upon the exchange of shares of an Acquired Portfolio solely for shares of an Acquiring Portfolio;

          o the tax basis of the shares of an Acquiring Portfolio to be received by a shareholder of an Acquired Portfolio will be the same as the tax basis of the shares of the Acquired Portfolio surrendered in exchange therefor;

          o the holding period of the shares of an Acquiring Portfolio to be received by a shareholder of an Acquired Portfolio will include the holding period for which such shareholder held the shares of the Acquired Portfolio exchanged therefor, provided that such shares of the Acquired Portfolio are capital assets in the hands of such shareholder as of the Closing;

          o no gain or loss will be recognized by an Acquiring Portfolio on the receipt of assets of an Acquired Portfolio in exchange for shares of the Acquiring Portfolio and the Acquiring Portfolio's assumption of the Acquired Portfolio's liabilities;

          o the tax basis of the assets of each Acquired Portfolio in the hands of an Acquiring Portfolio will be the same as the tax basis of such assets in the hands of the Acquired Portfolio immediately prior to the Reorganization; and

          o the holding period of the assets of an Acquired Portfolio to be received by each Acquiring Portfolio will include the holding period of such assets in the hands of the Acquired Portfolio immediately prior to the Reorganization.

     As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render an opinion to Stratus Fund as to the foregoing Federal income tax consequences of the Reorganizations, which opinion will be conditioned upon the accuracy, as of the date of Closing, of certain representations of Stratus Fund upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization):

          o there is no plan or intention by the shareholders of the Acquired Portfolios to redeem a number of shares of the Acquiring Portfolios received in the Reorganizations that would reduce an Acquired Portfolio shareholders' ownership of Acquiring Portfolio shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding shares of the respective Acquired Portfolio as of the Closing Date;

          o following the Reorganizations, each Acquiring Portfolio will continue the historic business of the respective Acquired Portfolio (for this purpose "historic business" shall mean the business most recently conducted by each Acquired Portfolio which was not entered into in connection with the Reorganizations) or use a significant portion of such Acquired Portfolio's historic business assets in its business;

          o at the direction of the Acquired Portfolios, the Acquiring Portfolios will issue directly to each Acquired Portfolio's shareholders pro rata the shares of the Acquiring Portfolio that each respective Acquired Portfolio constructively receives in the Reorganization and each Acquired Portfolio will distribute its other properties (if any) to its shareholders on, or as promptly as practicable after, the Closing;

          o the Acquiring Portfolios have no plan or intention to reacquire any of their shares issued in the Reorganizations, except to the extent that the Acquiring Portfolios are required by the Investment Company Act of 1940 (the "1940 Act") to redeem any of their shares presented for redemption;

          o the Acquiring Portfolios do not plan or intend to sell or otherwise dispose of any of the assets of the Acquired Portfolios acquired in the Reorganizations, except for dispositions made in the ordinary course of their business or dispositions necessary to maintain their status as a "regulated investment company" ("RIC") under the Code;

          o the Acquiring Portfolios, the Acquired Portfolios and the shareholders of the Acquired Portfolios will pay their respective expenses, if any, incurred in connection with the Reorganizations;

          o each Acquiring Portfolio will acquire at least 90 percent of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by each respective Acquired Portfolio immediately before the Reorganizations, including for this purpose any amounts used by each Acquired Portfolio to pay its reorganization expenses and all redemptions and distributions made by the Acquired Portfolio immediately before the Reorganizations (other than redemptions pursuant to a demand of a shareholder in the ordinary course of the Acquired Portfolio's business as an open-end diversified management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of Section 852 of the
               Code); and

          o the Acquiring Portfolios and the Acquired Portfolios have each elected to be taxed as a RIC under Section 851 of the Code and will each have qualified for the special Federal tax treatment afforded RICs under the Code for all taxable periods (including the last short taxable period of the Acquired Portfolios ending on the Closing and the taxable year of the Acquiring Portfolios that includes the Closing).

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY

SHAREHOLDER OF THE ACQUIRED PORTFOLIOS. THE ACQUIRED PORTFOLIOS SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATIONS, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganizations will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to the Acquiring Portfolios of the assets of the Acquired Portfolios will be the same as the book cost basis of such assets to the Acquired Portfolios.


                  OWNERSHIP OF THE ACQUIRING PORTFOLIOS AND THE
                           ACQUIRED PORTFOLIOS SHARES

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who as of April 26, 2000, to the knowledge of AIF, owned beneficially 5% or more of any class of the outstanding shares of the Acquired Portfolios:


                           CAPITAL APPRECIATION PORTFOLIO
                                                                 PERCENT
                                       NUMBER OF SHARES        BENEFICIAL
NAME AND ADDRESS                            OWNED               OWNERSHIP
----------------                            -----               ---------
Union Bank PSP/401(K)                     52,717.246             13.78%
6801 S. 27th Street
Lincoln, NE 68512
UNIPAC 401(K)                             22,677.602              5.93%
3015 South Parker Road
Aurora, CO 80014
Acklie Maintenance System PSP             21,486.307              5.62%
P.O. Box 81228
Lincoln, NE 68501

                       INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                                                                PERCENT
                                       NUMBER OF SHARES        BENEFICIAL
NAME AND ADDRESS                            OWNED               OWNERSHIP
----------------                            -----               ---------
Madonna Rehab Hospital Agency             39,708.545              21.7%
5401 South Street
Lincoln, NE 68506
Edward Kubicek IMA                        13,468.189              7.36%
1400 Firstier Bank Bldg.
Lincoln, NE 68508
Ed Perry                                  11,930.821              6.52%
6355 Eastshore Drive
Lincoln, NE 68516

     Listed below is the name, address and percent ownership of each person who as of April 26, 2000, to the knowledge of AIMF, owned beneficially 5% or more of the outstanding shares of the Acquiring Portfolios:


                                      GROWTH PORTFOLIO         PERCENT
                                       NUMBER OF SHARES        BENEFICIAL
NAME AND ADDRESS                            OWNED               OWNERSHIP
----------------                      ----------------         ---------

Linweld, Inc. PSP/401(K)                 230,211.809              6.12%
1225 L Street, Suite 600
Lincoln, NE 68508
Union Bank PSP/401(K)                    215,478.185              5.73%
6801 S. 27th Street
Lincoln, NE 68512

                           GOVERNMENT SECURITIES PORTFOLIO

                                                                PERCENT
                                      NUMBER OF SHARES         BENEFICIAL
NAME AND ADDRESS                            OWNED               OWNERSHIP
----------------                       ---------------         ---------
Union Bank PSP/401(K)                    310,687.144              9.45%
6801 S. 27th Street
Lincoln, NE 68512
Linweld, Inc. PSP/401(K)                 202,029.742              6.15%
1225 L Street, Suite 600
Lincoln, NE 68508
Crete 401(K)                             176,602.441              5.37%
P.O. Box 81228
Lincoln, NE 68501

OWNERSHIP OF OFFICERS AND DIRECTORS/TRUSTEES

     To the best of the knowledge of Stratus Fund, the beneficial ownership of shares of the Acquiring Portfolios by officers and directors of Stratus Fund as a group constituted less than 1% of the outstanding shares of each such fund as of April 26, 2000.


                                 CAPITALIZATION

     The following table sets forth as of December 31, 1999, (i) the capitalization of the Acquiring Portfolios' Retail Class A shares and the Acquiring Portfolios Institutional Class shares, and (ii) the capitalization of the Acquired Portfolios' Retail Class A and Institutional Class shares. The table also shows the capitalization of the Acquiring Portfolios' Retail Class A and Institutional Class Shares on a combined pro forma basis after the Reorganizations.




                       GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO

                                                                                 PRO FORMA
                                                  CAPITAL APPRECIATION       GROWTH PORTFOLIO
                          GROWTH PORTFOLIO              PORTFOLIO          RETAIL CLASS A SHARES
                        RETAIL CLASS A SHARES     RETAIL CLASS A SHARES         AS ADJUSTED
                        ---------------------     ---------------------         -----------
Net Assets                   $1,507,130                 $192,457                $1,699,587
Shares Outstanding             81,490                    13,873                   91,919
Net Asset Value Per            $18.49                    $13.87                   $18.49
Share


                                                                                 PRO FORMA
                          GROWTH PORTFOLIO        CAPITAL APPRECIATION       GROWTH PORTFOLIO
                            INSTITUTIONAL        PORTFOLIO INSTITUTIONAL    INSTITUTIONAL CLASS
                            CLASS SHARES              CLASS SHARES          SHARES AS ADJUSTED
                            ------------              ------------          ------------------
Net Assets                   $67,833,437               $5,910,952               $73,744,389
Shares Outstanding            3,660,223                  424,020                 3,979,730
Net Asset Value Per
Share                          $18.53                    $13.94                   $18.53


            GOVERNMENT SECURITIES PORTFOLIO AND INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                                                                 PRO FORMA
                                                      INTERMEDIATE         GOVERNMENT SECURITIES
                        GOVERNMENT SECURITIES        GOVERNMENT BOND             PORTFOLIO
                              PORTFOLIO             PORTFOLIO RETAIL          RETAIL CLASS A
                        RETAIL CLASS A SHARES        CLASS A SHARES         SHARES AS ADJUSTED
                        ---------------------        --------------         ------------------
Net Assets                    $210,027                   $14,316                 $224,343
Shares Outstanding             21,741                     1,378                   23,244
Net Asset Value Per             $9.66                    $10.39                    $9.66
Share


                                                                                 PRO FORMA
                                                                           GOVERNMENT SECURITIES
                        GOVERNMENT SECURITIES         INTERMEDIATE               PORTFOLIO
                              PORTFOLIO              GOVERNMENT BOND           INSTITUTIONAL
                            INSTITUTIONAL        PORTFOLIO INSTITUTIONAL       CLASS SHARES
                            CLASS SHARES              CLASS SHARES              AS ADJUSTED
                            ------------              ------------              -----------
Net Assets                   $31,451,572               $2,225,025               $33,676,597
Shares Outstanding            3,254,961                  214,113                 3,486,190
Net Asset Value Per
Share                           $9.66                    $10.39                    $9.66


                                  LEGAL MATTERS

     Certain legal matters concerning Stratus Fund and its participation in the Reorganizations, the issuance of shares of the Acquiring Portfolios in connection with the Reorganizations and the tax consequences of the Reorganizations will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599.


                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual and semi-annual reports which Stratus Fund has filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for Stratus Fund's registration statement containing the Prospectus and Statement of Additional Information relating to the Acquired Portfolios is Registration No. 811-6259. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     Stratus Fund is subject to the informational requirements of the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by Stratus Fund (including the Registration Statement of Stratus Fund relating to the Acquiring Portfolios on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, New York 10048; and 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a Web site at http://www.sec.gov that contains information regarding AIMF, AIF and other registrants that file electronically with the SEC.


            ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIOS AND
                             THE ACQUIRED PORTFOLIOS

     For more information with respect to Stratus Fund and the Acquiring Portfolios and Acquired Portfolios concerning the following topics, please refer to the Acquiring Portfolios and Acquired Portfolios Prospectuses as indicated:
(i) see "Introduction and Fund Summary," for further information regarding Stratus Fund and the Acquiring Portfolios and Acquired Portfolios; (ii) see "Introduction and Fund Summary," "More Information about Investment Objectives and Strategies," "More Information About Risk," "Each Portfolios Other Investments," and "Fund Management" for further information regarding management of the Acquiring Portfolios and the

     Acquired Portfolios; (iii) see "Introduction and Fund Summary," "Shareholder Information," "Fund Distribution," "Dividends and Capital Gain Distributions," and "Tax Consequences" for further information regarding the capital stock of the Acquiring Portfolios and the Acquired Portfolios; and (iv) see "Shareholder Information," and "Fund Distribution" for further information regarding the purchase, redemption and repurchase of Acquiring Portfolios shares.

                                   APPENDIX I

                            PLAN OF RECLASSIFICATION
                                       for
                       CAPITAL APPRECIATION PORTFOLIO AND
                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                            Investment Portfolios of
                               Stratus Fund, Inc.

        This Plan of Reclassification provides for the reclassification of the shares of Capital Appreciation Portfolio ("Capital Appreciation") and Intermediate Government Bond Portfolio ("Intermediate Government Bond"), investment portfolios of Stratus Fund, Inc. ("Stratus Fund"), as shares of Growth Portfolio ("Growth") and Government Securities Portfolio ("Government Securities"), also investment portfolios of Stratus Fund.

        WHEREAS, Stratus Fund is a Minnesota corporation and a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

        WHEREAS, Capital Appreciation,  Growth, Intermediate Government Bond and
Government   Securities   are  each   investment   portfolios  of  Stratus  Fund
representing separate series of shares of the capital stock of Stratus Fund;

        WHEREAS, the Board of Directors of Stratus Fund has determined that it would be in the best interests of the Capital Appreciation and Intermediate Government Bond shareholders to reorganize Capital Appreciation and Intermediate Government Bond by reclassifying the shares of Capital Appreciation and Intermediate Government Bond as Growth shares and Government Securities shares, respectively, pursuant to an amendment to the Articles of Incorporation of Stratus Fund, all in the manner described below.

        NOW, THEREFORE, Capital Appreciation and Intermediate Government Bond shall be reorganized into Growth and Government Securities, respectively, on the following terms and conditions.

        1.     PLAN OF REORGANIZATION.

        (a)     RECLASSIFICATION  OF SHARES.  At the Effective Time described in
                Section 3 below:

                        (i) all of the issued  and  outstanding  Retail  Class A
                shares of Capital Appreciation shall be reclassified and changed into and become Retail Class A shares of Growth based upon their respective net asset values, and thereafter shall have the attributes of Retail Class A shares of Growth;

                        (ii) all of the  issued  and  outstanding  Institutional
                Class shares of Capital Appreciation shall be reclassified and changed into and become

                                                                        3/20/00

               Institutional Class shares of Growth based upon their respective net asset values, and thereafter shall have the attributes of Institutional Class shares of Growth;

                      (iii) all of the issued  and  outstanding  Retail  Class A shares of Intermediate Government Bond shall be reclassified and changed into and become Retail Class A shares of Government Securities based upon their respective net asset values, and thereafter shall have the attributes of Retail Class A shares of Government Securities; and

                      (iv) all of the issued and outstanding Institutional Class shares of Intermediate Government Bond shall be reclassified and changed into and become Institutional Class shares of Government Securities based upon their respective net asset values, and thereafter shall have the attributes of Institutional Class shares of Government Securities.

               All authorized but unissued shares of Capital Appreciation and Intermediate Government Bond shall be reclassified as authorized shares of Stratus Fund without further designation or classification. The stock transfer books of Capital Appreciation and Intermediate Government Bond will be permanently closed at the Effective Time and only requests for the redemption of shares of Capital Appreciation and Intermediate Government Bond received in proper form prior to the close of trading on the New York Stock Exchange on the date of the Effective Time shall be accepted. Thereafter, redemption requests received by Capital Appreciation and Intermediate Government Bond shall be deemed to be redemption requests for the Growth and Government Securities shares into which such Capital Appreciation and Intermediate Government Bond shares were reclassified under this Plan of Reclassification.

              (b) ATTRIBUTION OF ASSETS AND LIABILITIES. At the Effective Time described in Section 3 below:

                      (i) the proportionate undivided interest in the net assets of Capital Appreciation attributable to its Retail Class A shares shall become a part of the proportionate undivided interest in the net assets of Growth attributable to its Retail Class A shares, and the expenses, costs, charges and reserves allocated to the Retail Class A shares of Capital Appreciation immediately prior to the Effective Time shall become expenses, costs, charges and reserves of Retail Class A shares of Growth;

                      (ii) the proportionate undivided interest in the net assets of Capital Appreciation attributable to its Institutional Class shares shall become a part of the proportionate undivided interest in the net assets of Growth attributable to its Institutional Class shares, and the expenses, costs, charges and reserves allocated to the Institutional Class shares of Capital Appreciation immediately prior to the


                                                                        3/20/00

               Effective Time shall become expenses, costs, charges and reserves of Institutional Class shares of Growth;

                      (iii) the proportionate undivided interest in the net assets of Intermediate Government Bond attributable to its Retail Class A shares shall become a part of the proportionate undivided interest in the net assets of Government Securities attributable its Retail Class A shares, and the expenses, costs, charges and reserves allocated to the Retail Class A shares of Intermediate Government Bond immediately prior to the Effective Time shall become expenses, costs, charges and reserves of Retail Class A shares of Government Securities; and

                      (iv)  the  proportionate  undivided  interest  in the  net assets  of  Intermediate  Government  Bond  attributable  to  its
               Institutional Class shares shall become a part of the proportionate undivided interest in the net assets of Government Securities attributable to its Institutional Class shares, and the expenses, costs, charges and reserves allocated to the Institutional Class shares of Intermediate Government Bond immediately prior to the Effective Time shall become expenses, costs, charges and reserves of Institutional Class shares of Government Securities.

        Stratus Fund shall instruct its custodian to reflect in the custodian's records for Growth and Government Securities the attribution of the assets of Capital Appreciation and Intermediate Government Bond, respectively, in the manner described above. Additionally, the books and records of Capital Appreciation and Intermediate Government Bond will become the books and records of Growth and Government Securities, respectively, upon reclassification of the Capital Appreciation and Intermediate Government Bond shares.

               (c)      SHAREHOLDER ACCOUNTS. At the Effective Time described in
                        Section 3 below:

                      (i) each shareholder of record of Retail Class A shares of
               Capital Appreciation will receive that number of Retail Class A shares of Growth having an aggregate net asset value equal to the aggregate net asset value of the Retail Class A shares of Capital Appreciation held by such shareholder immediately prior to the Effective Time;

                      (ii) each  shareholder  of record of  Institutional  Class shares of Capital Appreciation will receive that number of Institutional Class shares of Growth having an aggregate net asset value equal to the aggregate net asset value of the Institutional Class shares of Capital Appreciation held by such shareholder immediately prior to the Effective Time;

                                                                         3/20/00

                      (iii) each  shareholder of record of Retail Class A shares of Intermediate Government Bond will receive a number of Retail Class A shares of Government Securities having an aggregate net asset value equal to the aggregate net asset value of the Retail Class A shares of Intermediate Government Bond held by such shareholder immediately prior to the Effective Time; and

                      (iv) each  shareholder  of record of  Institutional  Class shares of Intermediate Government Bond will receive a number of Institutional Class shares of Government Securities having an aggregate net asset value equal to the aggregate net asset value of the Institutional Class shares of Intermediate Government Bond held by such shareholder immediately prior to the Effective Time.

Stratus Fund's transfer agent will establish an open account on the records of Growth and Government Securities in the name of each shareholder of Capital Appreciation and Intermediate Government Bond to which will be credited the respective number of shares of Growth and Government Securities due such shareholder. Fractional shares of Growth and Government Securities will be carried to the third decimal place. Certificates representing shares of Growth and Government Securities will not be issued. The net asset value of the shares of Capital Appreciation and Growth and Intermediate Government Bond and Government Securities will be determined at the Effective Time in accordance with the policies and procedures of Stratus Fund.

        2. AMENDMENT TO ARTICLES. Stratus Fund shall effect the reclassification of Capital Appreciation and Intermediate Government Bond by amending its Articles of Incorporation to provide for the reclassification of Retail Class A and Institutional Class shares of Capital Appreciation and Intermediate Government Bond as Retail Class A and Institutional Class shares of Growth and Government Securities, respectively, based upon their respective net asset values in the manner provided in paragraph 1.

        3. EFFECTIVE TIME OF THE RECLASSIFICATION. The reclassification of Capital Appreciation contemplated by this Plan of Reclassification shall occur on May 26, 2000 at 5:00 p.m. Eastern Time, or such later date and time as the officers of Stratus Fund shall determine (the "Effective Time").

        4. APPROVAL OF SHAREHOLDERS. A meeting of the holders of Capital Appreciation shares and Intermediate Government Bond shares shall be duly called and constituted for the purpose of acting upon this Plan of Reclassification and the transactions contemplated herein, including approval of the amendment to the Articles of Incorporation of Stratus Fund described above. Approval by such shareholders of this Plan of Reclassification shall authorize Stratus Fund to take the actions required to effect the Plan of Reclassification.

        5. CONDITIONS PRECEDENT. Stratus Fund will consummate the Plan of Reclassification only after satisfaction of each of the following conditions:


                                                                        3/20/00
                                       4

               (a) The amendment to the Articles of Incorporation of Stratus Fund described in paragraph 2 shall have been filed with the Minnesota Secretary of State specifying the Effective Time as the effective date thereof.

               (b) All consents, approvals, permits and authorizations required to be obtained from governmental authorities, including the Securities and Exchange Commission and state securities commissions, to permit the parties to carry out the transactions contemplated by this Plan of Recapitalization shall have been received.

               (c) This Plan of Reclassification, the amendment to the Articles of Incorporation and related corporate matters shall have been approved by the shareholders of Capital Appreciation and Intermediate Government Bond at a special meeting by the affirmative vote of a majority of the total number of votes entitled to be cast.

               (d) The assets of Capital Appreciation to be acquired by Growth shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Capital Appreciation immediately prior to the reclassification and the assets of Intermediate Government Bond to be acquired by Government Securities shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Intermediate Government Bond immediately prior to the reclassification. For purposes of this paragraph 5(d), assets used by Capital Appreciation or Intermediate Government Bond to pay the expenses incurred by them in connection with this Plan of Reclassification and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the 1940 Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Capital Appreciation's or Intermediate Government Bond's business as a series of an open-end management investment company) after the date of this Plan of Reclassification shall be included as assets of Capital Appreciation or Intermediate Government Bond, as the case may be, held immediately prior to the reclassification.

               (e) The dividend or dividends described in the last sentence of paragraph 6(a) shall have been declared.

               (f) Stratus Fund shall have received an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") to the effect that consummation of the transactions contemplated by this Plan of Reclassification will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code (the "Code"), and that the shareholders of Capital Appreciation or Intermediate Government Bond will recognize no gain or loss to the extent that they receive shares of Growth or Government Securities in exchange for their shares of Capital Appreciation and Intermediate Government Bond in accordance with this Plan of Reclassification. In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of Stratus Fund and others, and the officers of Stratus Fund shall use their best efforts to make available such truthful certificates.


                                                                        3/20/00
                                        5

               (g) Stratus Fund shall have received an opinion of BSA&I, dated as of the Effective Time, addressed to and in form and substance satisfactory to Stratus Fund, to the effect that this Plan of Reclassification has been duly authorized and approved by all requisite action of Stratus Fund and the holders of the shares of Capital Appreciation and Intermediate Government Bond.

        At any time prior to the Effective Time, any of the foregoing conditions may be waived by Stratus Fund if, in the judgment of its Board of Directors, such waiver will not have a material adverse effect on the benefits intended under this Plan of Reclassification for the Capital Appreciation and Intermediate Government Bond shareholders.

        6.     CAPITAL APPRECIATION TAX MATTERS.

               (a) Capital Appreciation and Intermediate Government Bond have each elected to be a regulated investment company under Subchapter M of the Code. Capital Appreciation and Intermediate Government Bond have qualified as such for each taxable year since inception and that has ended prior to the Effective Time and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of their respective current taxable years and ending at the Effective Time. Capital Appreciation and Intermediate Government Bond have no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to them. In order to (i) insure continued
qualification of Capital Appreciation and Intermediate Government Bond as "regulated investment companies" for tax purposes and (ii) eliminate any tax liability of Capital Appreciation and Intermediate Government Bond arising by reason of undistributed investment company taxable income or net capital gain, Capital Appreciation and Intermediate Government Bond will declare on or prior to the Effective Time to the shareholders of Capital Appreciation and Intermediate Government Bond, respectively, a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(A) all of Capital Appreciation's and Intermediate Government Bond's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended December 31, 1999 and for the short taxable year beginning on January 1, 2000 and ending at the Effective Time and
(B) all of Capital Appreciation's and Intermediate Government Bond's net capital gain recognized in their respective taxable years ended December 31, 1999 and in such short taxable year (after reduction for any capital loss carryover).

               (b) Capital Appreciation and Intermediate Government Bond have timely filed all tax returns required to be filed by them and all taxes with respect thereto have been paid. No deficiencies for any taxes have been proposed, assessed or asserted in writing by any taxing authority against Capital Appreciation or Intermediate Government Bond, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, property, assets or prospects of Capital Appreciation or Intermediate Government Bond.


                                                                         3/20/00

               (c) The respective fiscal years of Capital Appreciation and Intermediate Government Bond have not been changed for tax purposes since the date on which they commenced operations.

        7.     GROWTH AND GOVERNMENT SECURITIES TAX MATTERS.

               (a) Growth and Government Securities have each elected to be treated as a regulated investment companies under Subchapter M of the Code and have each qualified as such for each taxable year since inception that has ended prior to the Effective Time and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for their current taxable years. Growth and Government Securities have no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to them.

               (b) Growth and Government Securities have timely filed all returns required to be filed by them and all taxes with respect thereto have been paid. No deficiencies for any taxes have been proposed, assessed or asserted in writing by any taxing authority against Growth or Government Securities, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, property, assets or prospects of Growth or Government Securities.

               (c)  The  respective   fiscal  years  of  Growth  and  Government
Securities have not been changed for tax purposes since the date on which they commenced operations.

        8. TRANSACTIONS INDEPENDENT. Consummation of the reclassification of Capital Appreciation under this Plan of Reclassification is not conditioned upon consummation of the reclassification of Intermediate Government Bond under this Plan of Reclassification, and consummation of the reclassification of
Intermediate Government Bond is not conditioned upon consummation of the reclassification of Capital Appreciation. Accordingly, the occurrence or non-occurrence of an event that would result in any of the conditions precedent to the Reclassification of Capital Appreciation not being satisfied will not affect consummation of the reclassification of Intermediate Government Bond (assuming that all of the conditions precedent to such reclassification had been satisfied), and the occurrence or non-occurrence of an event that would result in any of the conditions precedent to the reclassification of Intermediate Government Bond not being satisfied will not affect consummation of the reclassification of Capital Appreciation (assuming that all of the conditions precedent to such reclassification had been satisfied).

        9. TERMINATION. Stratus Fund may terminate this Plan of Reclassification with the approval of its Board of Directors at any time prior to the Effective Time, notwithstanding approval thereof by Capital Appreciation or Intermediate Government Bond shareholders if, in the judgment of the Board, proceeding with the Plan of Reclassification would be inadvisable. In

                                                                         3/20/00
addition, the Board may terminate this Plan of Reclassification with respect to either Capital Appreciation or Intermediate Government Bond individually, without terminating the Plan of Reclassification with respect to the other portfolio.

        10. FURTHER ASSURANCES. Stratus Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

        11. EXPENSES. Capital Appreciation, Intermediate Government Bond, Growth and Government Securities shall each bear any expenses it incurs in connection with this Plan of Reclassification and the transactions contemplated hereby.

        This Plan of Reclassification was approved and adopted by the Board of Directors of Stratus Fund on the 21st day of March, 2000.

                                                                        3/20/00

                                  APPENDIX II

                               STRATUS FUND, INC.
                              RETAIL CLASS A SHARES


                                   PROSPECTUS
                                NOVEMBER 1, 1999

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                             INTERNATIONAL PORTFOLIO



                               INVESTMENT ADVISER
                          Union Bank and Trust Company

                         INVESTMENT SUB-ADVISER FOR THE
                             INTERNATIONAL PORTFOLIO
                      Murray Johnstone International, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


Introduction and Fund Summary.................................................3

More Information About Investment Objectives and Strategies..................20

More Information About Risk..................................................25

Each Portfolio's Other Investments...........................................28

Shareholder Information......................................................29

Fund Distribution............................................................33

Dividends and Capital Gains Distributions....................................35

Tax Consequences.............................................................36

Fund Management..............................................................36

Financial Highlights.........................................................38

INTRODUCTION AND FUND SUMMARY

INTRODUCTION


        Stratus Fund, Inc. is a mutual fund that offers shares in separate investment portfolios. Each Portfolio operates as a separate mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests the money in securities. The value of your investment in a Portfolio is based on the market value of the securities the Portfolio holds.

        Each Portfolio has its own investment goal and strategies for reaching that goal. This prospectus gives you important information about the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.

        An investment in a Portfolio is not a deposit in Union Bank and Trust Company and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and involves investment risk, including potential loss of principal.

FUND SUMMARY

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Intermediate Government Bond Portfolio seeks current income, some or all of which is exempt from state income tax, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser's principal investment strategies include:

     o Investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities.

     o Normally maintaining an average dollar weighted maturity of between three and ten years.

PRINCIPAL INVESTMENT RISKS

The Intermediate Government Bond Portfolio is subject to the following principal investment risks any one of which could cause you to lose money:

     o INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

     o PREPAYMENT RISK. If during periods of falling interest rates an issuer of a debt security held by the Portfolio repays a higher yielding bond before its maturity date, the Portfolio will reinvest these unanticipated proceeds at lower rates. As a result the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

     o U.S. GOVERNMENT SECURITIES RISK. Obligations issued or guaranteed by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

     o ISSUER-SPECIFIC RISK. The value of an individual issuer's security can be more volatile than the market as a whole and can perform differently than the market as a whole.

     o INCOME RISK. Falling interest rates will cause the portfolio's income to decline.

     o CREDIT RISK. If the issuer of a debt security fails to pay interest or principal in a timely manner, the Portfolio's return will be lower.

When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

PERFORMANCE

The following information provides some indication of the risks of investing in the Intermediate Government Bond Portfolio by showing changes in the Portfolio's performance from year to year and comparing the Portfolio's performance to the performance of a broad based market index over various periods of time. Returns are based on past results and are not necessarily an indication of future performance.

Retail Class A shares of the Intermediate Government Bond Portfolio were first sold to the public in January, 1998. Since that time, the Portfolio's highest return for a quarter was 2.9% (quarter ending September 30, 1998) and the lowest return for a quarter was 0.20% (quarter ending June 30, 1999).

The year-to-date return as of September 30, 1999 for Intermediate Government Bond Portfolio was 1.20%.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Intermediate Government Bond Portfolio:

        SHAREHOLDER FEES  (fees paid directly from your investment)


Maximum Sales Charge (Load)
  Imposed on Purchases (as a % of the offering price)                       3%

Maximum Deferred Sales Charge                                              None

Maximum Sales Charge
 (Load)  Imposed on Reinvested
  Dividends and other Distributions                                        None

Redemption Fee                                                             None

Exchange fee                                                               None


                       ANNUAL PORTFOLIO OPERATING EXPENSES
              (expenses that are deducted from Portfolio assets)*


Management Fees                                                       .65%
Distribution 12b-1 Fees                                               .50%
Other Expenses                                                        .51%
                                                                      ----
Total Portfolio Operating Expenses                                   1.66%
                                                                     =====


* The Portfolio's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Portfolio is currently paying only a portion of the total 12b-1 fee authorized for payment by the Portfolio to the Distributor. Although the Portfolio may increase the payments to the Distributor to the amount shown above at any time, such an increase is not expected during the Portfolio's current fiscal year. With the reduced payments to the Distributor, the Portfolio's actual total operating expenses were 1.46%.

     EXAMPLE

The following example is intended to help you compare the cost of an investment in the Intermediate Government Bond Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                   3 Years                  5 Years               10 Years
$166                     $515                     $887                  $1,933

GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE

The Government Securities Portfolio seeks a high total return consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser's principal investment strategies include:

     o Investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     o Investing the remainder of its assets in marketable debt obligations rated within the four highest debt ratings, obligations of commercial banks, repurchase agreements and money market instruments.

     o Selecting securities that will provide a high total return consistent with the Portfolio's investment objective taking into consideration both current income and the potential for appreciation of value.

     o Normally maintaining an average dollar weighted maturity of between three and ten years.

PRINCIPAL INVESTMENT RISKS

The Government Securities Portfolio is subject to the following principal investment risks any one of which could cause you to lose money:

     o INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

     o PREPAYMENT RISK. If during periods of falling interest rates an issuer of a debt security held by the Portfolio repays a higher yielding bond before its maturity date, the Portfolio will reinvest these unanticipated proceeds at lower rates. As a result the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

     o ISSUER-SPECIFIC RISK. The value of an individual issuer's security can be more volatile than the market as a whole and can perform differently than the market as a whole. Debt obligations rated within the lowest of the four highest debt ratings have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weaker capacity of the issuer to make principal and interest payments than would be the case with higher rated securities. If after acquisition by the Portfolio, a change in the credit quality of a debt security causes the security to fall below investment grade, the investment adviser will consider selling the security if the sale will not have an adverse effect on the portfolio.

     o CREDIT RISK. If the issuer of a debt security fails to pay interest or principal in a timely manner, the Portfolio's return will be lower.

     o INCOME RISK. Falling interest rates will cause the Portfolio's income to decline.

When you sell shares of the Portfolio, they could be worth less than what you paid for them.

PERFORMANCE

The following information provides some indication of the risk of investing in the Government Securities Portfolio by showing changes in the Portfolio's performance from year to year and comparing the Portfolio's performance to the performance of a broad based market index over various periods of time. Returns are based on past results and are not an indication of future performance.

Retail Class A shares of the Government Securities Portfolio were first sold to the public in January, 1998. Since that time, the Portfolio's highest return for a quarter was 3.29% (quarter ending September 30, 1998) and the lowest return for a quarter was 0.20% (quarter ending June 30, 1999).

The year-to-date return as of September 30, 1999 for Government Securities Portfolio was 1.15%.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Government Securities Portfolio:

        SHAREHOLDER FEES  (fees paid directly from your investment)


Maximum Sales Charge (Load)
  Imposed on Purchases (as a % of the offering price)                       3%

Maximum Deferred Sales Charge                                              None

Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and other Distributions                                        None

Redemption Fee                                                             None

Exchange fee                                                               None


                       ANNUAL PORTFOLIO OPERATING EXPENSES
              (expenses that are deducted from Portfolio assets)*


Management Fees                                                   .50%
Distribution 12b-1 Fees                                           .50%
Other Expenses                                                    .30%
                                                                  ----
Total Portfolio Operating Expenses                               1.30%
                                                                 =====

* The Portfolio's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Portfolio is currently paying only a portion of the total 12b-1 fee authorized for payment by the Portfolio to the Distributor. Although the Portfolio may increase the payments to the Distributor to the amount shown above at any time, such an increase is not expected during the Portfolio's current fiscal year. With the reduced payments to the Distributor, the Portfolio's actual total operating expenses were 1.10%.

     EXAMPLE

The following example is intended to help you compare the cost of an investment in the Government Securities Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year                   3 Years                  5 Years               10 Years
$130                     $405                     $700                  $1,539

GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Growth Portfolio seeks capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser's principal investment strategies include:

   o    Investing primarily in a diversified portfolio of common stocks.

   o    Selecting equity securities, the majority of which pay dividends.

   o    Investing in medium and large capitalization companies.

   o Investing in companies the Adviser believes will have earnings that grow faster than inflation and faster than the economy in general and whose securities are attractively priced. The Adviser's strategies may involve active trading in the Portfolio's securities and may result in a higher Portfolio turnover rate.

PRINCIPAL INVESTMENT RISKS

The Growth Portfolio is subject to the following principal investment risks any one of which could cause you to lose money:

     o STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

     o ISSUER-SPECIFIC RISKS. The value of an individual issuer's security can be more volatile than the market as a whole and can perform differently than the market as a whole.

     o GROWTH INVESTING. Growth stocks can perform differently than the market as a whole and other types of stocks and can be more volatile than other types of stocks.

When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

PERFORMANCE

The following information provides some indication of the risks of investing in the Growth Portfolio by showing changes in the Portfolio's performance from year to year and comparing the Portfolio's performance to the performance of a broad based market index over various periods of time. Returns are based on past results and are not an indication of future performance.

Retail Class A shares of the Growth Portfolio were first sold to the public in January, 1998. Since that time, the Portfolio's highest return for a quarter was 19.17% (quarter ending December 31, 1998) and the lowest return for a quarter was -11.77% (quarter ending September 30, 1998).

The year-to-date return as of September 30, 1999 for Growth Portfolio was 2.66%

FEE TABLE

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Portfolio:

   SHAREHOLDER FEES (fees paid directly from your investment)


Maximum Sales Charge (Load)
  Imposed on Purchases (as a % of the offering price)                      4.5%

Maximum Deferred Sale Charge                                               None

Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and other Distributions                                        None

Redemption Fee                                                             None

Exchange fee                                                               None


                         ANNUAL FUND OPERATING EXPENSES
              (expenses that are deducted from Portfolio assets)*


Management Fees                                                  .75%
Distribution 12b-1 Fees                                          .50%
Other Expenses                                                   .30%
                                                                 ----
Total Portfolio Operating Expenses                              1.55%
                                                                =====

* The Portfolio's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Portfolio is currently paying only a portion of the total 12b-1 fee authorized for payment by the Portfolio to the Distributor. Although the Portfolio may increase the payments to the Distributor to the amount shown above at any time, such an increase is not expected during the Portfolio's current fiscal year. With the reduced payments to the Distributor, the Portfolio's actual total operating expenses were 1.35%.

     EXAMPLE

The following example is intended to help you compare the cost of an investment in the Growth Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 Year                   3 Years                  5 Years               10 Years
$155                     $481                     $830                  $1,814

CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE

The Capital Appreciation Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser's principal investment strategies include:

   o    Investing primarily in common stocks.

   o Investing in small to mid-size companies having a market capitalization of $5 billion or less that the Adviser believes will have higher earnings growth potential than that of the general market and have attractive stock prices in relation to their growth potential. The Adviser's strategy may involve active trading in the Portfolio's securities and may result in a higher Portfolio turnover rate.

PRINCIPAL INVESTMENT RISKS

The Capital Appreciation Portfolio is subject to the following principal investment risks any one of which could cause you to lose money:

     o STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory market, or economic developments. Different parts of the market can react differently to these developments.

     o ISSUER-SPECIFIC RISKS. The value of an individual issuer's security can be more volatile than the market as a whole and can perform differently than the market as a whole.

     o GROWTH INVESTING. Growth stocks can perform differently than the market as a whole and other types of stocks and can be more volatile than other types of stocks.

When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

PERFORMANCE

The following information provides some indication of the risks of investing in the Capital Appreciation Portfolio by showing changes in the Portfolio's performance from year to year and comparing the Portfolio's performance to the performance of a broad based market index over various periods of time. Returns are based on past results and are not an indication of future performance.

Retail Class A shares of the Capital Appreciation Portfolio were first sold to the public in January, 1998. Since that time, the Portfolio's highest return for a quarter was 17.53% (quarter ending December 31, 1998) and the lowest return for a quarter was -20.85% (quarter ending September 30, 1998).

The year-to-date return as of September 30, 1999 for Capital Appreciation Portfolio was -8.40%.

FEE TABLE

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Capital Appreciation Portfolio:

   SHAREHOLDER FEES (fees paid directly from your investment)


Maximum Sales Charge (Load)
  Imposed on Purchases (as a % of
  the offering price)                                                      4.5%

Maximum Deferred Sales Charge                                              None

Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and other Distributions                                        None

Redemption Fee                                                             None

Exchange fee                                                               None


                         ANNUAL FUND OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)*


Management Fees                                                     1.40%
Distribution 12b-1 Fees                                              .50%
Other Expenses                                                       .55%
                                                                     ----
Total Portfolio Operating Expenses                                  2.45%
                                                                    =====

* The Portfolio's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Portfolio is currently paying only a portion of the total 12b-1 fee authorized for payment by the Portfolio to the Distributor. Although the Portfolio may increase the payments to the Distributor to the amount shown above at any time, such an increase is not expected during the Portfolio's current fiscal year. With the reduced payments to the Distributor, the Portfolio's actual total operating expenses were 1.41%.

The Capital Appreciation Portfolio is obligated to pay the Adviser a basic investment advisory fee of 1.40% of the Portfolio's average annual net assets, but that fee is adjusted upward or downward based on the Portfolio's performance relative to the Russell 2000 Stock Index on a 12 month average. The fee could be as high as 2.40% of the Portfolio's average annual net assets or low as 0.40%. The management fees for the Capital Appreciation Portfolio have been restated to reflect the basic fee of 1.40% without adjustment.

     EXAMPLE

The following example is intended to help you compare the cost of an investment in the Capital Appreciation Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                   3 Years                  5 Years               10 Years
$245                     $754                     $1,289                $2,751

INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE

The International Portfolio seeks a high total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES

The Sub-Adviser's principal investment strategies include:

   o Investing primarily in common stocks of established foreign companies that it believes have potential for capital growth, income or both.

   o Investing the remainder of its assets in investment grade debt securities.

   o Maintaining a globally diversified portfolio of equity and debt securities that will include investments in equity and debt securities of companies located in developing countries. In determining the appropriate distribution of investments among various countries and geographic regions, the Sub-Adviser will consider a variety of factors including prospects for economic growth, expected levels of inflation, government policies and currency relationships.

PRINCIPAL INVESTMENT RISKS

The International Portfolio is subject to the following risks any of which could cause you to lose money:

     o STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issues, political, regulatory market, or economic developments.

     o ISSUER-SPECIFIC RISKS. The value of an individual issuer's security can be more volatile than the market as a whole and can perform differently than the market as a whole.

     o FOREIGN COUNTRY RISK. Foreign markets can be more volatile than the U.S. market due to increased risks from adverse issuer, political, regulatory, market or economic developments.

     o EMERGING MARKET RISK. The Portfolio may invest up to 30% of its assets in securities issued by foreign companies located in developing countries in various regions of the world. Investing in developing countries involves risk of high inflation, high sensitivity to commodity prices and government ownership of the biggest industries in that country. Generally, investing in developing countries involves a higher probability of occurrence of the risks of investing in foreign securities.

     o CURRENCY RISK. The value of the Portfolio will be affected by changes in currency exchange rates. A rise in the value of the U.S. Dollar against a foreign currency will cause the U.S. Dollar value of a foreign security to decrease.

When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

PERFORMANCE

The following information provides some indication of the risks of investing in the International Portfolio by showing changes in the International Portfolio's performance from year to year and comparing the Portfolio's performance of a broad based market index over various periods of time. Returns are based on past results and are not an indication of future performance.

Retail Class A shares of the International Portfolio were first sold to the public in January, 1998. Since that time, the Portfolio's highest return for a quarter was 16.30% (quarter ending December 31, 1998) and the lowest return for a quarter was -12.02% (quarter ending September 30, 1998).

The year-to-date return as of September 30, 1999 for International Portfolio was 3.83%.

FEE TABLE

The following table describes the fees and expenses that you may pay if you buy and hold shares of the International Portfolio:

        SHAREHOLDER FEES (fees paid directly from your investment)


Maximum Sales Charge (Load) Imposed on Purchases
(as a % of the offering price)                                             4.5%

Maximum Deferred Sales Charge                                              None

Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and other Distributions                                          None

Redemption Fee                                                             None

Exchange fee                                                               None


                       ANNUAL PORTFOLIO OPERATING EXPENSES
              (expenses that are deducted from Portfolio assets)*


Management Fees                                                      1.15%
Distribution 12b-1 Fees                                               .50%

Other Expenses                                                       .38%
Total Portfolio Operating Expenses                                  2.03%

* The Portfolio's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Portfolio is currently paying only a portion of the total 12b-1 fee authorized for payment by the Portfolio to the Distributor. Although the Portfolio may increase the payments to the Distributor to the amount shown above at any time, such an increase is not expected during the Portfolio's current fiscal year. With the reduced payments to the Distributor, the Portfolio's actual total operating expenses were 1.83%.

     EXAMPLE

The following example is intended to help you compare the cost of an investment in the International Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year                   3 Years                  5 Years               10 Years
$203                     $627                     $1,077                $2,324

MORE INFORMATION ABOUT INVESTMENT OBJECTIVES AND STRATEGIES

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

INVESTMENT OBJECTIVE

        The investment objective of the Intermediate Government Bond Portfolio is to provide current income, some or all of which is exempt from state income tax, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

        The Portfolio will invest at least 80% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities. The Portfolio may also invest in money market instruments.

        The Portfolio maintains an average dollar weighted maturity between 3 and 10 years with respect to all of its debt securities.

        To achieve its objective of current income, the Portfolio normally purchases securities with a view to holding them rather than selling them to achieve short-term trading profits. However, the Portfolio may sell any security at any time if the Adviser believes general economic, industry or securities market conditions warrant selling the security.

        The Portfolio is not a money market fund. The value of an investment in the Portfolio will fluctuate daily as the value of the Portfolio's assets change. The Adviser expects that annual portfolio turnover rate will normally not exceed 100%.

FUNDAMENTAL INVESTMENT POLICIES

        The investment objective of the Intermediate Government Bond Portfolio is a fundamental policy that may not be changed without shareholder approval.

GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE

        The investment objective of the Government Securities Portfolio is to provide a high total return consistent with the preservation of capital.

IMPLEMENTATION OF INVESTMENT OBJECTIVE

        To achieve its objective, the Government Securities Portfolio will invest at least 80% of its total assets in securities issued or guaranteed by the U. S. Government, its agencies or its instrumentalities. The Portfolio will invest its remaining assets in the following securities:

          o Domestic issues of marketable debt obligations that are rated at time of purchase within the four highest debt rating categories established by Moody's or S&P or are determined to by the Adviser to be of a comparable quality or the time of purchase.

          o Obligations of commercial banks, including negotiable certificates of deposit and banker's acceptances.

          o Repurchase agreements on securities issued or guaranteed by the U.S. Government.

          o    Money market instruments.

        To achieve its objective of current income, the Portfolio normally purchases securities with a view to holding them rather than selling them to achieve short-term trading profits. However, the Portfolio may sell any security at any time without regard to the length of time it has been held if the Adviser believes general economic, industry or securities market conditions warrant selling the security. In selecting debt securities for the Portfolio that are not government securities, the Adviser will utilize a fundamental analysis of the issuer's financial condition and operations, including an analysis of products and services and competition, management research and development activities. These issuers generally will have a debt to capital ratio of less than 60% and have market capitalization in excess of $500,000,000.

        The Adviser expects that annual Portfolio turnover rate will normally not exceed 100%.

        The Portfolio is not a money market fund. The value of an investment in the Portfolio will fluctuate daily as the value of the Portfolio's assets change. The average dollar-weighted maturity of the Portfolio's investments in debt instruments will normally be between three and ten years.

FUNDAMENTAL INVESTMENT POLICIES

        The investment objective of the Government Securities Portfolio is a fundamental policy that may not be changed without shareholder approval.

GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

        The investment objective of the Growth Portfolio is capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES

        To achieve its investment objective, the Growth Portfolio will invest at least 65% of its total assets in a diversified portfolio of common stocks. The remaining assets (up to 35% of the Portfolio) may be invested in U.S. Government securities and money market instruments.

        The Growth Portfolio invests principally in medium and large capitalization companies having a market capitalization greater than $1 billion. The Growth Portfolio seeks to identify and invest in companies whose earnings the Adviser believes will grow faster than inflation and faster than the economy in general and whose growth the Adviser believes has not yet been fully reflected in the market price of the company's shares. The Adviser also seeks to invest in securities it believes will out perform the Standard and Poor's Equity Index on a risk adjusted basis. To provide current income, the Adviser may select securities for the Portfolio issued by companies that have a history of paying regular dividends.

        When selecting securities for the Growth Portfolio, the Adviser relies on a company-by-company analysis and a broader analysis of industry or economic sector trends and takes into consideration the quality of a company's management, the existence of a leading or dominant position in a major product line or market and the soundness of the company's financial position. Once the Adviser identifies a possible investment, a number of valuation measures are applied to determine the relative attractiveness of each company and select those companies whose shares are most attractively priced.

        The Adviser has engaged in active trading of securities held by the Growth Portfolio. The Portfolio's turnover rate for its last fiscal year was 194%. Frequent trading of portfolio securities increases the expenses of the Portfolio as a consequence of trading costs and can result in distributions of gains to shareholders that are subject to tax.

FUNDAMENTAL INVESTMENT POLICIES

        The investment objective of the Growth Portfolio is a fundamental policy that may not be changed without shareholder approval

CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE

        The Investment objective of the Capital Appreciation Portfolio is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

        To achieve its objective, the Capital Appreciation Portfolio will invest at least 65% of its assets in a diversified portfolio of common stocks. The Adviser invests principally in companies which it believes will have earnings growth above the market averages with an emphasis toward companies whose growth the Adviser believes has not been fully reflected in the market price of such company's shares. The Capital Appreciation Portfolio invests principally in medium and small capitalization companies having market capitalization of $5 billion or less.

        The Adviser selects securities for investment based upon considerations such as the quality of a company's management, the existence of a leading or dominant position in a major product line market and the soundness of a company's financial position. As companies are identified as possible investments, the Adviser applies a number of valuation techniques to determine the relative attractiveness of each company. Based upon these factors, the Adviser will attempt to select those companies whose shares, in its estimation, are most attractively priced.

        The Adviser has engaged in active trading of securities held by the Capital Appreciation Portfolio. The Portfolio's turnover rate for its last fiscal year was 109%. Frequent trading of portfolio securities increases the expenses of the Portfolio as a consequence of trading costs and can result in distributions of gains to shareholders that are subject to tax.

FUNDAMENTAL INVESTMENT POLICIES

        The investment objective of the Capital Appreciation Portfolio is a fundamental policy that may not be changed without shareholder approval.

INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE

        The investment objective of the International Portfolio is high total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES

        Under normal circumstances, the International Portfolio will invest at least 65% of its total assets in common stocks of established foreign companies believed by the Sub-Adviser to have potential for capital growth, income or both. The International Portfolio currently purchases securities of foreign issuers only if they are traded on U.S. registered exchanges, over-the-counter markets or in the form of American Depository Receipts ("ADRs"). The Portfolio also purchases other securities representing underlying securities of foreign issuers including securities, such as World Equity Benchmark Shares, of issuers that invest in shares of a foreign country in an attempt to track an index for securities of that foreign country. The International Portfolio does not currently purchase securities in foreign markets.

        The Portfolio will make investments in various countries. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in the securities of issuers in no less than three countries. The Portfolio may, from time to time, invest more than 25% of its assets in any major industrial or developed country which in the view of the Sub-Adviser poses no unique investment risk. To determine the appropriate distribution of investments among various countries and geographic regions, the Sub-Adviser ordinarily will consider the following factors:

        o       prospects of relative economic growth among foreign countries;

        o       expected levels of inflation;

        o       relative price levels of the various capital markets;

        o       government policies influencing business conditions;

        o       the outlook for currency relationships; and

        o the range of individual investment opportunities available to the global investor.

        The Portfolio may invest up to 30% of its assets in companies located in developing countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. The Sub- Adviser considers a country to be a developing country if it is not included in the Morgan Stanley Capital International World Index.

        The Sub-Adviser expects that the Portfolio turnover for the International Portfolio will be less than 100%.

        Although the Portfolio invests primarily in equity securities, it may invest up to 35% of its net assets in debt securities, excluding money market instruments. Bonds purchased for the Portfolio will generally be rated AAA or Aaa by S&P or Moody's, respectively, or be of equivalent credit quality as determined by the Sub-Adviser. Five percent (5%) of Portfolio assets may be invested in debt securities rated lower than AAA or Aaa, but in no event lower than BBB or Baa, or, of equivalent credit quality. The Sub-Adviser does not intend to purchase any bonds rated lower than AAA unless the instrument provides an opportunity to invest in an attractive company in which an equity investment is not currently available or desirable.

        If a change in credit quality after acquisition by the Portfolio causes the bond not to be investment grade, the Portfolio will dispose of the bond, if necessary to keep its holdings, if any, of such bonds to 5% or less of the Portfolio's net assets. See the Statement of Additional Information for more information on bond ratings and credit quality.


FUNDAMENTAL INVESTMENT POLICIES

        The investment objective of the International Portfolio is a fundamental policy that may not be changed without shareholder approval.

MORE INFORMATION ABOUT RISK

        Many factors affect a Portfolio's performance. The price of a Portfolio's share will change daily based on changes in interest rates and market conditions and in response to other economic, political or financial developments. A Portfolio's reaction to these developments will be affected by the types and maturities of the securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, as well as the Portfolio's level of investment in the securities of that issuer. When you sell your shares of a Portfolio, they could be worth less than what you paid for them. In addition, the following factors may significantly affect the Portfolio's performances.

INTEREST RATE CHANGES

        INTERMEDIATE GOVERNMENT BOND PORTFOLIO
        GOVERNMENT SECURITIES PORTFOLIO

        Debt securities have varying levels of sensitivity to changes in interest rates. Generally, the price of a debt security can fall when interest rates rise and vice-versa. Securities with longer maturities tend to be more sensitive to interest rate changes and are generally more volatile, so the average maturity or duration of these securities affects risk.

PREPAYMENT RISK

        INTERMEDIATE GOVERNMENT BOND PORTFOLIO
        GOVERNMENT SECURITIES PORTFOLIO

        Many types of debt securities are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. During periods of falling interest rates, the issuer may repay debt obligations with high interest rates prior to maturity. This may cause Portfolio's average weighted maturity to fluctuate, and may require a Portfolio to invest the resulting proceeds at lower interest rates.

CREDIT RISK

        INTERMEDIATE GOVERNMENT BOND PORTFOLIO
        GOVERNMENT SECURITIES PORTFOLIO

        Credit risk is the risk that an issuer will be unable to make timely payments of either principal or interest. If this occurs, the Portfolios' return could be lower.

U.S. GOVERNMENT SECURITIES RISK

        INTERMEDIATE GOVERNMENT BOND PORTFOLIO
        GOVERNMENT SECURITIES PORTFOLIO

        Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued or guaranteed by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

STOCK MARKET VOLATILITY

        GROWTH PORTFOLIO
        CAPITAL APPRECIATION PORTFOLIO
        INTERNATIONAL PORTFOLIO

        Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. In the short term, equity prices can fluctuate dramatically in response to these factors. Political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

ISSUER-SPECIFIC RISK

        ALL PORTFOLIOS

        Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. The value of securities of smaller, less well-known companies can be more volatile than that of larger companies.

GROWTH INVESTING

        GROWTH PORTFOLIO
        CAPITAL APPRECIATION PORTFOLIO

        Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and more volatile than other types of stocks.

FOREIGN ISSUER RISKS

        INTERNATIONAL PORTFOLIO

        CURRENCY RISK. The value of the Portfolio's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

        POLITICAL AND ECONOMIC RISK. The economies of many of the countries in which the Portfolio may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Portfolios investments.

        REGULATORY RISK. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers. As a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Portfolio may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Portfolio's shareholders.

        EMERGING MARKETS. Foreign securities purchased by the Portfolio may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. Investing in developing countries often involves risk of high inflation, high sensitivity to commodity prices, and government ownership of the biggest industries in that country. Investment in the securities of issuers in developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable. Investing in developing countries involves a higher probability of occurrence of the risks of investing in foreign securities in general, including less financial information available, relatively illiquid markets, and the possibility of adverse government action.

PORTFOLIO TURNOVER RATE RISK

        CAPITAL APPRECIATION PORTFOLIO
        GROWTH PORTFOLIO

        A higher portfolio turnover rate results in increased brokerage and other costs and ran results in shareholders receiving distributions of capital gains that are subject to taxation.

YEAR 2000 RISK

        ALL PORTFOLIOS

        The Portfolios depend on smooth functioning of computer systems in almost every aspect of their business. Like other mutual funds, businesses and individuals around the world, the Portfolios could be adversely affected if the computer systems used by their service providers do not properly process dates on or after January 1, 2000, and distinguish between the year 2000 and the year 1900. The Portfolios have asked their service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and have received assurances from each service provider that they are devoting significant resources to prevent material adverse consequences to the Portfolios. Nevertheless, the Portfolios and their Shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Portfolios do business.

EACH PORTFOLIO'S OTHER INVESTMENTS

        In addition to the investments and strategies described in this prospectus, each Portfolio also may invest in other securities, use other strategies and engage in other securities and engage in other investment practices. These investments and strategies are described in our Statement of Additional Information. Of course, the Portfolio cannot guarantee that any Portfolio will achieve its investment goal.

        The investments and strategies described in this prospectus are those used under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in fixed income securities, money market instruments and other securities that would not ordinarily be consistent with the Portfolio's objectives. The Portfolios may not achieve their investment objectives while pursuing these defensive strategies.

SHAREHOLDER INFORMATION

BUYING SHARES

       SMITH HAYES Financial Services Corporation ("SMITH HAYES") acts as the principal distributor of the Fund's shares. You may purchase a share at an offering price that is the sum of the net asset value of the share next determined after your purchase order is placed plus the applicable sales charge. You may purchase shares from registered representatives of Smith Hayes and from other broker-dealers who have sales agreements with Smith Hayes.

        You may purchase shares of each Portfolio on days on which the New York Stock Exchange is open for business. You must place your orders with the Distributor prior to 4:00 p.m. Eastern time on any business day for the order to be accepted on that business day. You may purchase shares by completing the Purchase Application included in this Prospectus and submitting it with a check payable to:


                               STRATUS FUND, Inc.
                                  6801 S. 27th
                                  PO Box 82535
                          Lincoln, Nebraska 68501-2535

        For subsequent purchases, the name of your account and your account number should be included with any purchase order to properly identify your account. You may also pay for shares by bank wire. To do so, you must direct your bank to wire immediately available funds directly to the Custodian as indicated below:

        1. Telephone the Fund (402) 476-3000 and furnish your name, your account number and your telephone number as well as the amount being wired and the name of the wiring bank. If you are opening a new account we will request additional account information and will provide you with an account number.

        2. Instruct the bank to wire the specific amount of immediately available funds to the Custodian. The Fund will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. Your bank must furnish the full name of your account and the account number.

The wire should be addressed as follows:

                           UNION BANK AND TRUST COMPANY
                                Lincoln, Nebraska
                         Fund Department, ABA #104910795
                       Lincoln, Nebraska 68506 Account of STRATUS
                          FUND, Inc.
                          -----------------------------
                         FBO (Account Registration name)
                          #_____________________________

        3. If the shares you are purchasing by bank wire transfer represent an initial purchase, complete a Purchase Application and mail it to the Fund. The completed Purchase Application must be received by the Fund before subsequent instructions to redeem Fund shares will be accepted.
Banks may impose a charge for the wire transfer of funds.

        You will receive written confirmation of your purchases. Stock certificates will not be issued in order to facilitate redemptions and exchanges between the Portfolios. Smith Hayes reserves the right to reject any purchase order.

 MINIMUM INVESTMENTS

        Except as provided under the Automatic Investment Plan, we require a minimum initial aggregate investment of $1,000, unless waived by the Distributor.

AUTOMATIC INVESTMENT PLAN

        Under an automatic investment plan, money is withdrawn each month from your predesignated bank account for investment in a Portfolio. The minimum investment is $50 per Portfolio. By investing the same dollar amount each month, you will purchase more shares when a Portfolio's net asset value is low and fewer shares when the net asset value is high. While periodic investing can help build significant savings over time, it does not assure a profit or protect against loss in a declining market.

        You must notify your account representative to establish an automatic investment plan, and your bank must be a member of the Automated Clearing House. You may revoke the plan at any time, but it may take up to 15 days from the date we receive a written revocation notice to terminate the plan. Any purchases of shares made during the period shall be considered authorized. If an automatic withdrawal cannot be made from your predesignated bank account to provide funds for automatic share purchases, your plan will be terminated.

SELLING SHARES

        You may redeem shares of the Portfolios, in any amount, at any time at their net asset value next determined after your sale order is placed. To redeem shares of the Portfolios, you may make a redemption request through your Smith Hayes investment executive or other broker-dealer. A redemption request may be made in writing if accompanied by the following:

        1. a letter of instruction or stock assignment specifying the number or dollar value of shares to be redeemed, signed by all the owners of the shares in the exact names in which they appear on the account, or by an authorized officer of a corporate shareholder indicating the capacity in which such officer is signing;

        2. a guarantee of the signature of each owner by an eligible institution which is a participant in the Securities Transfer Agent Medallion Program which includes many U.S. commercial banks and members of recognized securities exchanges; and

        3. other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

PAYMENT OF REDEMPTION PROCEEDS

        Normally, the Fund will make payment for all shares redeemed within five business days. In no event will the Fund make payment more than seven days after receipt of a redemption request. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. The Fund may also delay payment of redemption proceeds until the check used to purchase the shares to be redeemed has cleared the banking system, which may take up to 15 days from the purchase date. You may request that the Fund transmit redemption proceeds by Federal Funds bank wire to a bank account designated on your account application form, provided the bank wire redemptions are in the amounts of $500 or more and you have provided all requisite account information to the Fund.

INVOLUNTARY REDEMPTION

        The Fund reserves the right to redeem the shares in your account at any time if the net asset value of your account falls below $500 as the result of a redemption or transfer request. You will be notified in writing that the value of your account is less than $500 and you will be allowed 30 days to make additional investments before the redemption is processed.

AUTOMATIC WITHDRAWAL PLAN

        If you own shares of the Fund with a value of $5,000 or more, you may elect to redeem a portion of your shares on a regular periodic (monthly, quarterly or annual) basis. The minimum withdrawal amount is $100. Payment may be made to you, a predesignated bank account, or to another payee. Under this plan, sufficient shares are redeemed from your account in time to send a check in the amount requested on or about the first day of a month. Redemptions under the automatic withdrawal plan will reduce and may ultimately exhaust the value of your designated account. You may realize taxable gains or losses where you redeem shares under the automatic withdrawal plan.

        Purchasing additional shares concurrently with automatic withdrawals is likely to be disadvantageous to you because of tax liabilities. Consequently, the Portfolio will not normally accept additional purchase payments in single amounts of less than $5,000 if you have this plan in effect. Any charges to operate an automatic withdrawal plan will be assessed against your account when each withdrawal is effected.

        You must notify your account representative to establish an automatic withdrawal plan. Forms must be properly completed and received at least 30 days before the first payment date. You may terminate automatic withdrawal plan at any time, by written notice.

EXCHANGING SHARES

        Once payment for shares has been received (i.e., an account has been established), you may exchange some or all of your shares for Retail Class A shares of other Portfolios of the Fund.

        Exchanges are made at net asset value next determined after receipt of the exchange order plus any applicable sales charge. No additional sales charge will be imposed in connection with an exchange of shares of a Portfolio for shares of another Portfolio if the exchange occurs more than 6 months after the purchase of the Portfolio shares disposed of in the exchange. If, within 6 months of their acquisition, you exchange shares of a Portfolio for shares of one of another Portfolio with a higher sales charge, you will pay the difference between the sales charges in connection with the exchange. No refund of a sales charge will be made if shares of a Portfolio are exchanged for shares of another Portfolio that imposes a lower sales charge.

        If you buy shares of a Portfolio and receive a sales charge waiver, you will be deemed to have paid the sales charge for purposes of this exchange privilege. In calculating any sales charge payable on an exchange, we will assume that the first shares exchanged are those on which a sales charge has already been paid. Sales charge waivers may also be available under certain circumstances, as described in this Prospectus. The Fund reserves the right to change the terms and conditions of the exchange privilege, or to terminate the exchange privilege, upon sixty days' notice.

        You should contact the Distributor for instructions on how to exchange shares. Exchanges will be made only after the Distributor receives proper instructions in writing or by telephone for an established account. If the Distributor receives an exchange request in good order by 4:00 p.m. Eastern time on any business day, the exchange will ordinarily be effective on that day. To make an exchange you must have received a current prospectus of the Portfolio into which the exchange is being made before the exchange will be effected.

        Each exchange of the shares of a Portfolio for the shares of another Portfolio is actually a sale of shares of one Portfolio and a purchase of shares in the other, which may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, the Fund discourages frequent exchange activity in response to short-term market fluctuations. The Fund reserves the right to modify or withdraw the exchange privilege or to suspend the offering of shares in any class without notice to you if, in the Adviser's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange.

VALUING SHARES

        A Portfolio's net asset value per share (NAV) is the value of a single Portfolio share. The Portfolios generally determine their NAV on each day the New York Stock Exchange is open for business. The New York Stock Exchange is closed on all National Holidays and Good Friday. The calculation is made as of the close of business of the New York Stock Exchange (currently 4:00 p.m., Eastern time) after the Portfolios have declared any applicable dividends. Because the International Portfolio may invest in securities that are primarily listed on foreign exchanges, the value of the International Portfolio's shares may change on days when you will not be able to purchase or redeem shares.

        The NAV for each of the Portfolios is determined by dividing the value of the securities owned by the Portfolio plus any cash and other assets less all liabilities by the number of Portfolio shares outstanding.

               Net Asset Value =         TOTAL ASSETS - LIABILITIES
                                   -------------------------------------
                                   Number of Shares Outstanding

        For the purposes of determining the aggregate net assets of the Portfolios, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Securities traded on a national securities exchange or on the Nasdaq Stock Market are valued at the last reported sale price that day. Securities traded on a national securities exchange or on the Nasdaq Stock Market for which there were no sales on that day, and securities traded on other over-the-counter markets for which market quotations are readily available, are valued at the mean between the bid and the asked prices. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Directors. With the approval of the Board of Directors, the Portfolios may utilize a pricing service, bank, or broker-dealer experienced in such matters to perform any of the above-described functions.

FUND DISTRIBUTION

SALES CHARGES

Your purchase of shares of the Portfolios is subject to a sales charge which varies depending on the size of your purchase. The following table shows the regular sales charges on Portfolio shares to a single purchaser.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO
GOVERNMENT SECURITIES PORTFOLIO


                                            Sales Charge as     Sales Charge as
                                             a percent of       a Percentage of
              Amount of Purchase            Offering Price   Net Amount Invested
--------------------------------------------------------------------------------

               less than $50,000                  3%                  3.1%
        $50,000 but less than $100,000           2.5%                 2.6%
        $100,000 but less than $250,000          1.5%                 1.5%
               $250,000 and over                  0%                   0%
--------------------------------------- -------------------- ------------------

GROWTH PORTFOLIO
CAPITAL APPRECIATION PORTFOLIO
INTERNATIONAL PORTFOLIO


                                            Sales Charge as     Sales Charge as
                                             a percent of       a Percentage of
              Amount of Purchase            Offering Price   Net Amount Invested
--------------------------------------------------------------------------------
               less than $50,000                 4.5%                 4.7%
        $50,000 but less than $100,000           3.5%                 3.6%
        $100,000 but less than $250,000          2.5%                 2.6%
               $250,000 and over                  0%                   0%
--------------------------------------- -------------------- ------------------

REDUCTION OF SALES CHARGE: RIGHT OF ACCUMULATION.

        In calculating the sales charge rates applicable to current purchases of shares of the Portfolio you are entitled to combine current purchases with the current market value of previously purchased shares of the Portfolio. The right of accumulation will be available only if you notify the Distributor in writing at the time of purchase of your prior purchase of Portfolio shares.

REINSTATEMENT PRIVILEGE

        If you have redeemed shares of the Portfolio you have a one-time right to reinvest the redemption proceeds in shares of the Portfolio at NAV as of the time of reinvestment. Reinvestment must be made within 30 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 30-day period in the same fund is considered a "wash sale" and results in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. You must notify the Distributor at the time your trade is placed that the transaction is a reinvestment.

SALES CHARGE WAIVERS.

        No sales charge is imposed on shares of the Portfolios

        o issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party,

        o sold to Union Bank and Trust Company acting in its capacity as trustee for trust, employee benefit and managed agency accounts in which external account fees are charged for services rendered.

RULE 12B-1 FEES

        The Fund has adopted a distribution plan for the Retail Class A shares of the Portfolios in accordance with the provisions of Rule 12b-1 under the Investment Company Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.

        The distribution plan provides for payment to the Distributor of a total fee calculated and payable monthly, at the annual rate of up to 0.50% of the value of the average daily net assets of such class. All of this fee may be payable as a distribution fee.

        Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

        Each Portfolio distributes its income as follows:

        Intermediate Government Bond Portfolio - declared and paid monthly

        Government Securities Portfolio - declared and paid monthly

        Growth Portfolio - declared and paid annually

        Capital Appreciation Portfolio - declared and paid annually

        International Portfolio - declared and paid annually

        If you own Portfolio shares as of the record date of the distribution, you will be entitled to receive the distribution. Each Portfolio makes distributions of capital gains, if any, at least annually.

        You will receive dividends and distributions in the form of additional Portfolio shares unless you elect to receive payment in cash. To receive payment in cash, you must notify your Smith Hayes investment executive or other broker-dealer of your election. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

TAX CONSEQUENCES

        The Portfolios will each be treated as separate entities for federal income tax purposes. The Fund has operated the Portfolios in a manner that qualifies them as "regulated investment companies" as defined in the Internal Revenue Code. Provided certain distribution requirements are met, the Portfolios will not be subject to federal income tax on their net investment income and net capital gains that they distribute to their shareholders.

        Shareholders subject to federal income taxation will receive taxable dividend income or capital gains, as the case may be, from distributions, whether paid in cash or received in the form of additional shares. Promptly after the end of each calendar year, each shareholder will receive a statement of the federal income tax status of all dividends and distributions paid during the year.

        Shareholders of the Intermediate Government Bond and the Government Securities Portfolios may be able to exclude a portion of the dividends received from taxable income as exempt interest income under various state income tax rules. Shareholders should consult their tax advisers as to the extent and availability of these exclusions.

        The Fund is subject to the backup withholding provisions of the Internal Revenue Code and is required to withhold income tax from dividends and redemptions paid to a shareholder, if such shareholder fails to furnish the Fund with a taxpayer identification number or under certain other circumstances. Accordingly, shareholders are urged to complete and return Form W-9 when requested to do so by the Fund.

        This discussion is only a summary and relates solely to federal tax matters. Dividends may also be subject to state and local taxation. You are urged to consult with your personal tax advisers.

FUND MANAGEMENT

INVESTMENT ADVISER AND SUB-ADVISER

        Union Bank and Trust Company, 6801 S. 27th, P.O. Box 82535, Lincoln, Nebraska 68501 serves as investment adviser to the Fund. Union Bank has been managing the Fund since 1991 and as of June 30, 1999, had approximately $2 billion in assets under management. Union Bank has engaged Murray Johnstone International, Inc., 11 West Nile Street, Glasgow G12PX United Kingdom, a corporation organized under the laws of Scotland, to act as Sub-Adviser to the International Portfolio.

        The Portfolios pay Union Bank monthly fees for investment advisory services. For the fiscal year ended June 30, 1999, Union Bank received advisory fees, expressed as a percentage of daily average net assets, of:

               Intermediate Government Bond Portfolio            .65%
               Government Securities Portfolio                   .50%
               Growth Portfolio                                  .75%
               Capital Appreciation Portfolio                    .56%
               International Portfolio                          1.15%

Murray Johnstone International, Inc. received from Union Bank a sub-advisory fee, expressed as a percentage of daily average net assets, of .65%.

PORTFOLIO MANAGERS

INTERMEDIATE GOVERNMENT BOND PORTFOLIO, GOVERNMENT SECURITIES PORTFOLIO, GROWTH PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO

        William S. Eastwood has been affiliated with Union Bank and Trust Company and the management of the Fund since March of 1995. Prior to joining Union Bank, Mr. Eastwood was statewide manager of trust investments for a regional bank. Mr. Eastwood was responsible for the management of equity and fixed become common funds at that bank from 1979 to 1995. Mr. Eastwood holds the Chartered Financial Analyst (CFA) professional designation.

        Jon C. Gross is currently a Vice President/Portfolio Manager and has been affiliated with Union Bank since 1988. Mr. Gross has been actively involved in the management of the Fund since 1991. Mr. Gross holds the Chartered Financial Analyst (CFA) professional designation.

INTERNATIONAL PORTFOLIO

        James Clunie, BS (Hons), AIIMR, CFA is an investment manager for international and global equity portfolios for clients in several countries, and also manages Murray Johnstone's "SCOTS" active/passive portfolios. Mr. Clunie maintains and develops Murray Johnstone's proprietary "Twenty Questions Analysis," a numerical system for ranking countries in terms of investment attractiveness. Mr. Clunie is a member of the Group Strategy team, which is responsible for producing asset allocation guidelines for all Murray Johnstone portfolios, and is head of the country allocation team for international portfolios. Mr. Clunie is qualified as an Associate of the Institute of Investment Management and Research (U.K. investment qualification) and as a Chartered Financial Analyst (CFA). Mr. Clunie graduated with Honours in Mathematics and Statistics from the University of Edinburgh, Scotland. He joined Murray Johnstone in 1989, and has worked in various analytical and business-development roles with the company, prior to his current position.

        Andrew V. Preston, BA (Hons) graduated from Melbourne University where he studied Economics and Oriental Studies, including Chinese and Japanese languages. This was followed by post-graduate work at Ritsumeikan University in Kyoto, Japan, prior to joining the Australian Department of Foreign Affairs. Mr. Preston joined Murray Johnstone in January 1985 and has managed portfolios in the United Kingdom, United States and Japanese markets. In 1992, Mr. Preston joined Murray Johnstone International as a portfolio manager and a member of the

Country Allocation Team. Mr. Preston was appointed a Director of MJI in January 1993. Mr. Preseton has specialized in Socially Responsible Investments since 1992 and was appointed Head of SRI in Murray Johnstone in 1996.

FINANCIAL HIGHLIGHTS

        The financial highlights tables are intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent certified public accountants, whose report, along with the Portfolio's financial statements, are included in the annual report, which is available upon request.




                              FINANCIAL HIGHLIGHTS

          INTERMEDIATE GOVERNMENT BOND PORTFOLIO - RETAIL CLASS SHARES

          Year ended June 30, 1999 and for the period from January 27, 1998 (commencement of class shares) to June 30, 1998

                                                                           Period
                                                                            Ended
                                                                           June 30,
                                                            1999             1998
NET ASSET VALUE:                                           ------          --------
Beginning of period                                         $10.59          $10.63
                                                            ------          ------
Income from investment operations:
      Net investment income                                   0.47            0.29
      Net realized and unrealized loss on investments        (0.09)          (0.04)
                                                            ------          ------
            Total income from investment operations           0.38            0.25
Less distributions:
Dividends from net investment income                         (0.47)           0.29
Distributions from capital gains                              -                -
      Total distributions                                    (0.97)           0.29
                                                            ------          ------
           End of period                                    $10.50 (a)      $10.59 (a)
                                                            ======          ======

TOTAL RETURN                                                 3.73% (a)       1.69% (a)(b)
                                                            =====           =====

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                                 $13,408          $29,240
Ratio of expenses to average net assets                      1.46%           1.63% (c)
Ratio of net income to average net assets                    4.45%           5.18%
Portfolio turnover rate                                       -               -

(a) Excludes maximum sales load of 3%.
(b) Total return is not annualized, as it may not be representative of the total return for the year.
(c) Annualized for those periods less than twelve months in duration.




                              FINANCIAL HIGHLIGHTS

              GOVERNMENT SECURITIES PORTFOLIO - RETAIL CLASS SHARES

          Year ended June 30, 1999 and for the period from January 13, 1998 (commencement of class shares) to June 30, 1998

                                                                         Period
                                                                          Ended
                                                                        June 30,
                                                          1999            1998
NET ASSET VALUE:                                          ----          ---------
Beginning of period                                       $9.89            $9.97
                                                          -----            -----
Income from investment operations:
      Net investment income                                0.48             0.25
      Net realized and unrealized loss on investments     (0.09)           (0.08)
                                                         ------           ------
            Total income from investment operations        0.39             0.17
Less distributions:
Dividends from net investment income                      (0.49)           (0.25)
Distributions from capital gains                             -                -
      Total distributions                                 (0.49)           (0.25)
           End of period                                  $9.79            $9.89
                                                          =====            =====

TOTAL RETURN                                              3.96% (a)        1.58% (a)(b)
                                                          =====            =====

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                              $167,494         $139,164
Ratio of expenses to average net assets                   1.10%            1.21% (c)
Ratio of net income to average net assets                 4.83%            5.49% (c)
Portfolio turnover rate                                  18.66%            2.07%

(a) Excludes maximum sales load of 3%.
(b) Total return is not annualized, as it may not be representative of the total return for the year
(c) Annualized for those periods less than twelve months in duration.




                              FINANCIAL HIGHLIGHTS

                     GROWTH PORTFOLIO - RETAIL CLASS SHARES

           Year Ended June 30, 1999 and for the period from January 7,
              1998 (commencement of class shares) to June 30, 1998

                                                            1999            Period
                                                            ----            Ended
                                                                           June 30,
                                                                             1998
NET ASSET VALUE:                                                           ------=
Beginning of period                                        $18.52          $15.86
                                                           ------          ------
Income from investment operations:
      Net investment income                                  0.00            0.04
      Net realized and unrealized loss on investments        2.47            2.66
                                                            -----           -----
            Total income from investment operations          2.47            2.70
Less distributions:
Dividends from net investment income                           -            (0.04)
Distributions from capital gains                            (1.48)             -
      Total distributions                                   (1.48)          (0.04)
           End of period                                   $19.51 (a)      $18.52 (a)
                                                           ======          ======

TOTAL RETURN                                               16.09% (a)      16.89% (a)(b)
                                                           ======          ======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                             $1,292,742        $784,176
Ratio of expenses to average net assets                     1.35%           1.50% (c)
Ratio of net income to average net assets                   0.01%           0.13%
Portfolio turnover rate                                   194.23%         137.03%

(a) Excludes maximum sales load of 4.5%.
(b) Total return is not annualized, as it may not be representative of the total return for the year
(c) Annualized for those periods less than twelve months in duration.




                              FINANCIAL HIGHLIGHTS

              CAPITAL APPRECIATION PORTFOLIO - RETAIL CLASS SHARES

           Year Ended June 30, 1999 and for the period from January 7,
              1998 (commencement of class shares) to June 30, 1998

                                                           1999           Period
                                                           ----           Ended
                                                                         June 30,
                                                                           1998
NET ASSET VALUE:                                                          ------
Beginning of period                                       $14.39          $13.21
                                                          ------          ------
Income from investment operations:
      Net investment income                                (0.10)          (0.03)
      Net realized and unrealized loss on investments      (1.21)           1.21
                                                           ------           ----
            Total income from investment operations        (1.31)           1.18
Less distributions:
Dividends from net investment income                           -              -
Distributions from capital gains                           (0.04)             -
      Total distributions                                  (0.04)          -----
           End of period                                  $13.04  (a)     $14.39 (a)
                                                          ======          ======

TOTAL RETURN                                               9.07%  (a)      8.93% (a)(b)
                                                           =====           =====

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                               $243,894        $220,123
Ratio of expenses to average net assets                    1.41%           1.25% (c)
Ratio of net income (loss) to average net assets          (0.79%)         (0.18%)
Portfolio turnover rate                                  109.49%         277.31%

(a) Excludes maximum sales load of 4.5%
(b) Total return is not annualized, as it may not be representative of the total return for the year
(c) Annualized for those periods less than twelve months in duration.


                              FINANCIAL HIGHLIGHTS

                  INTERNATIONAL PORTFOLIO - RETAIL CLASS SHARES

           Year Ended June 30, 1999 and for the period from January 7,
              1998 (commencement of class shares) to June 30, 1998

                                                                    Period
                                                                    Ended
                                                                   June 30,
                                                       1999          1998
NET ASSET VALUE:                                       -----        ------
Beginning of period                                    $11.75       $10.33
                                                       ------       ------
Income from investment operations:
      Net investment income                              0.02         0.03
      Net realized and unrealized loss on investments    0.09         1.42
                                                         ----         ----
            Total income from investment operations      0.11         1.45
                                                         ----         ----
Less distributions:
Dividends from net investment income                    (0.02)       (0.03)
Distributions from capital gains                        (0.22)          -
                                                       ------      -------
      Total distributions                               (0.24)       (0.03)
           End of period                               $11.62(a)    $11.75(a)
                                                       ======       ======

TOTAL RETURN                                            1.07%(a)    13.88%(a)(b)
                                                        =====       ======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                            $172,430     $125,157
Ratio of expenses to average net assets                 1.83%        1.94% (c)
Ratio of net income to average net assets               0.19%        0.27%
Portfolio turnover rate                                40.00%       52.92%

(a) Excludes maximum sales load of 4.5%.
(b) Total return is not annualized, as it may not be representative of the total return for the year.
(c) Annualized for those periods less than twelve months in duration.

                                 BACK COVER PAGE

                                  STRATUS FUND

                              RETAIL CLASS A SHARES



You can obtain more information about each Portfolio without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated November 1, 1999, includes detailed information about the Stratus Fund Portfolios. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Portfolio's holdings and contain information from the Portfolio's managers about strategies, and recent market conditions and trends. The reports also contain detailed financial information about the Portfolios.

TO OBTAIN MORE INFORMATION:

By Telephone:         Call (402) 476-3000


By Mail:              Stratus Fund, Inc.
                      6801 S. 27th
                      PO Box 82535
                      Lincoln, Nebraska 68501-2535

You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Stratus Fund, from the SEC's website
(HTTP://WWW.SEC.GOV). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC- 0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549- 6009. The Stratus Fund's Investment Company Act registration number is 811-6259.

                                  APPENDIX III
                      STRATUS FUND DISCUSSION AND ANALYSIS

         REPRODUCED BELOW IS A DISCUSSION OF THE PERFORMANCE OF THE ACQUIRED PORTFOLIOS AND THE ACQUIRING PORTFOLIOS FOR THE YEAR ENDED JUNE 30, 1999, THAT WAS PREPARED BY ITS OFFICERS AND UNION BANK AND TRUST COMPANY AND INCLUDED IN ITS ANNUAL REPORT DATED JUNE 30, 1999.

      The economy continues to perform at a very high level with above average growth and low inflation. Gross Domestic Product has recorded above average growth with considerable variability from quarter to quarter. 1999's first quarter GDP rose at a 4.3% pace while second quarter growth slowed to 2.3%. Responsible for the slowing has been the draw down of inventories built during the first quarter. Consumer fundamentals remain very strong and the industrial side of the economy is doing better. International economies are showing signs of bottoming out particularly those that were hurt by the Asian contagion. Domestic economic growth could be around the 3% level in the second half of 1999. Planning and fears regarding Y2K could affect economic growth short term.

      The positive economic climate has helped the stock market to perform favorably through the first half of 1999. Big cap stocks performed better during the first quarter, while leadership broadened during the second quarter with value stocks, and small cap stocks doing significantly better. International stocks saw mixed performance. In contrast to last year, Europe lagged while Asia bounced back from the effects of the Asian contagion.

      During the second quarter, the Dow Jones Industrial Index established a series of new highs as money continued to pour into equity mutual funds. The high for the first half of 1999 came on May 13th when the DJIA closed at 11,107. This index stood at 10,970 on June 30, 1999.

      The two bond funds, managed by Stratus, performed in line with other bond funds with the same investment objective as higher interest rates reduced returns. The Stratus Government Securities Portfolio achieved a total rate of return of 1.4% this past fiscal year, while the Stratus Intermediate Government Bond Portfolio appreciated 4.0%. For comparison purposes, the Merrill Lynch U.
S. Treasury Intermediate Term Index returned 2.4% during the recently completed fiscal year.

      The strategy employed by the Intermediate Government Bond Portfolio is to buy only U.S. Government Obligations or money market instruments that invest exclusively in U. S. Treasury Obligations. As a normal operating practice, the Intermediate Government Bond Portfolio invests in a 1-5 year ladder of maturities.

      The strategy for the Government Securities Portfolio is essentially the same regarding the use of high quality government securities. It differs in that bonds as long as ten years may be used and the average maturity will generally be greater. Corporate bonds of trust quality may also be used. Emphasis will be on a total return as opposed to income generation and the average

                              Appendix III - page 1
maturity will vary with existing and anticipated interest rates. The Stratus Growth fund completed a successful fiscal year which also ended June 30, 1999. With investors favoring large cap stocks most of the year, the Stratus Growth Portfolio provided a total return of 16.3% for the fiscal year. The strategy employed in this fund is to invest primarily in large capitalization stocks with an emphasis on growth companies. The over weighting in technology helped performance considerably as technology stocks were in favor most of the year. Although the Growth fund did not match the performance of the S & P Index, it did better than the majority of funds in its category. In the Wall Street Journal's Mutual Funds Report for the second quarter of 1999, the Stratus Growth fund earned an A ranking for one year performance versus comparable funds. Even more importantly an A ranking for 3 years and 5 years was earned for the Stratus Growth Portfolio.

      The Capital Appreciation Portfolio, which invests primarily in smaller capitalization stocks, returned (8.8%) for the year ended June 30, 1999. From July 1998 to March 1999, smaller stocks continued their relative under performance as the market remained concentrated on the stocks of larger companies for much of the fiscal year. In the second quarter of 1999, the market did begin to broaden its focus to include many secondary issues which would generally prove beneficial for smaller companies and the Portfolio Fund performance relative to the Russell 2000, up 1.4% for the year, was also impacted by the Fund's substantial under weighting in speculative Internet stocks, which fueled much of the Russell's rise in the first half of 1999. The return on the S&P Small Cap Index was (2.3%) for the same time period.


                              Appendix III - page 2

                                GROWTH PORTFOLIO
                         GOVERNMENT SECURITIES PORTFOLIO

                         CAPITAL APPRECIATION PORTFOLIO
                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                                  PORTFOLIOS OF
                               STRATUS FUND, INC.
                                 P.O. Box 82535
                          Lincoln, Nebraska 68501-2535
                                 (402) 476-3000

                       STATEMENT OF ADDITIONAL INFORMATION

   (2000 Special Meeting of Shareholders of Capital Appreciation Portfolio and
                     Intermediate Government Bond Portfolio)

        This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated May 1, 2000 of Stratus Fund, Inc. (the "Company") for use in connection with the Special Meeting of Shareholders of Capital Appreciation Portfolio and Intermediate Government Bond Portfolio (the "Acquired Funds") to be held on May 25, 2000. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing the Company at the address shown above or by calling
(402) 476-3000. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus. A Statement of Additional Information for the Company dated November 1, 1999, has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

      The date of this Statement of Additional Information is May 1, 2000.

                                TABLE OF CONTENTS

THE COMPANY.................................................................S-2
DESCRIPTION OF PERMITTED INVESTMENTS........................................S-2
DIRECTORS AND OFFICERS OF THE COMPANY.......................................S-2
ADVISORY AND MANAGEMENT - RELATED SERVICES AGREEMENTS AND PLANS OF
         DISTRIBUTION.......................................................S-2
PORTFOLIO TRANSACTIONS......................................................S-2
DESCRIPTION OF SHARES.......................................................S-2
PURCHASE, REDEMPTION, AND PRICING OF SHARES.................................S-2
TAXES.......................................................................S-2
PERFORMANCE DATA............................................................S-3
FINANCIAL INFORMATION.......................................................S-3

Appendix I     -  Stratus Fund, Inc. Statement of Additional Information
Appendix II    -  Stratus Fund, Inc. Semiannual Report
Appendix III   -  Annual Report of Stratus Fund, Inc.

THE COMPANY

This Statement of Additional Information relates to Stratus Fund, Inc. (the "Company") and two of its investment portfolios, Growth Portfolio and Government Securities Portfolio (the "Acquiring Funds"). The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Growth Portfolio and Government Securities Portfolio are separate series of shares of capital stock of the Company.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of the Acquiring Funds adopted by the Company's Board of Directors, see heading "Additional Information About the Portfolios' Investment Objectives, Policies and Risks" in the Company's Statement of Additional Information attached hereto as Appendix I.

DIRECTORS AND OFFICERS OF THE COMPANY

For a disclosure of the names and a brief occupational biography of each of the Company's officers and directors identifying those who are interested persons of the Company as well as stating their aggregate renumeration, see heading "Directors and Executive Officers" in the Company's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT - RELATED SERVICES AGREEMENTS AND PLANS OF
DISTRIBUTION

For a discussion of the Company's advisory and management-related services agreements and plans of distribution, see heading "Investment Advisory and Other Services," in the Company's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

For a discussion of the Company's brokerage policy, see heading "Portfolio Transactions and Brokerage Allocations" in the Company's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Company's authorized securities and the characteristics of the Company's shares of capital stock, see heading "Capital Stock" in the Company's Statement of Additional Information attached hereto as Appendix I.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

For a discussion of the Company's valuation and pricing procedures and a description of its purchase and redemption procedures, see headings "Investment Advisory and Other Services - Distributor" and "Redemption of Shares and Exchanges Between Classes" in the Company's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of any tax information relating to ownership of the Company's shares, see heading "Tax Status" in the Company's Statement of Additional information attached hereto as Appendix I.

PERFORMANCE DATA

For a description and quotation of certain performance data used by the Company, see heading "Calculations of Performance Data" in the Company's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

The audited financial statements of GROWTH PORTFOLIO and GOVERNMENT SECURITIES PORTFOLIO and the report thereon by Deloitte & Touche LLP, are set forth in the Company's Annual Report dated June 30, 1999, attached hereto as Appendix III. The unaudited interim financial statements for GROWTH PORTFOLIO and GOVERNMENT SECURITIES PORTFOLIO for the six-month period ended December 31, 1999, are set forth in the Semiannual Report of Stratus Fund, Inc. which is attached hereto as Appendix II. .

The audited financial statements of CAPITAL APPRECIATION PORTFOLIO and INTERMEDIATE GOVERNMENT BOND PORTFOLIO and the report thereon by Deloitte & Touche LLP, are set forth in the Annual Report of Stratus Fund, Inc., dated June 30, 1999, which is incorporated herein by reference and attached hereto as Appendix III. The unaudited interim financial statements for CAPITAL APPRECIATION PORTFOLIO and INTERMEDIATE GOVERNMENT BOND PORTFOLIO for the six-month period ended December 31, 1999, are set forth in the Semiannual Report of Stratus Fund, Inc., which is attached hereto as Appendix II.

                                   Appendix I


                       STATEMENT OF ADDITIONAL INFORMATION

                               STRATUS FUND, INC.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                             INTERNATIONAL PORTFOLIO



                                November 1, 1999

               This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectuses for the Institutional Class shares and Retail Class A shares of the Intermediate Government Bond Portfolio, Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and International Portfolio of Stratus Fund, Inc. (the "Fund") dated November 1, 1999. A copy of the Prospectuses may be obtained from the Fund by written request delivered to P.O. Box 82535 Lincoln, Nebraska, 68501-2535, or by calling (402) 483-9794.

                                Table of Contents

                                                                            PAGE

Introduction...................................................................2

Fund History...................................................................2

Additional Information About The Portfolios'
 Investment Objectives, Policies And Risks.....................................2

Special Investment Methods and Related Risks...................................2

Directors and Executive Officers..............................................10

Investment Advisory and Other Services........................................12

Portfolio Transactions and Brokerage Allocations..............................19

Capital Stock.................................................................21

Redemption of Shares and Exchanges Between Classes............................25

Redemption....................................................................25

Calculations of Performance Data..............................................26

Financial Statements..........................................................28

Counsel ......................................................................28

Auditors......................................................................28

APPENDIX A        RATINGS OF CORPORATE OBLIGATIONS, COMMERCIAL PAPER,
                  AND PREFERRED STOCK .......................................A-1

Introduction


        This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the investment portfolios of the Fund (the "Portfolios"). The prospectus is intended to describe to prospective investors the principal investment strategies of and principal risks associated with investing in the Portfolios. This statement of Additional Information expands on the information provided to you in the Prospectus and contains additional information that does not appear in the prospectus because it does not involve a principal strategy or risk.


FUND HISTORY

        Stratus Fund, Inc. (the "Fund") is a Minnesota corporation operating as an investment company, commonly called a mutual fund. The Fund has divided the shares of its capital stock into separate categories that are referred to as portfolios, each of which is operated as a separate diversified, open-end management investment company having its own investment objectives and policies. The Fund initially issued only one class of shares of each portfolio. Pursuant to its Amended and Restated Articles of Incorporation which became effective on December 31, 1997, all shares of the portfolios then outstanding were designated Institutional Class shares and issuance of Retail Class A shares of each portfolio was authorized. This Statement of Additional Information relates to the Retail Class A shares and Institutional Class shares of the Intermediate Government Bond Portfolio, Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and International Portfolio (the "Portfolios"). The Fund was originally incorporated under the name New Horizon Fund, Inc. on October 29, 1990 and changed its name to Apex Fund, Inc. on November 9, 1990. The name was changed to Stratus Fund, Inc. on January 23, 1991. The Union Government Securities Portfolio and Union Equity Income Portfolio changed their names to Government Securities Portfolio and Equity Income Portfolio effective April 30, 1994. The Equity Income Portfolio was renamed the Growth Portfolio as of February 15, 1996. The Growth/Income Portfolio of the Fund was merged into the Equity Income Portfolio on the same date and ceased separate existence. The International Portfolio commenced business operations on October 1, 1996.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' INVESTMENT
OBJECTIVES, POLICIES AND RISKS

INVESTMENT OBJECTIVES AND POLICIES

        The investment objectives and the principal investment policies of the Portfolios are described in the Prospectuses. Further information on the investment policies and limitations of the Portfolios are described below.

SPECIAL INVESTMENT METHODS AND RELATED RISKS

        Some or all of the Portfolios may invest in U.S. Government Securities, repurchase agreements, convertible securities, options for hedging purposes and money market instruments.

Descriptions of such securities, and the inherent risks of investing in such securities, are set forth below.

U.S. GOVERNMENT SECURITIES

         The Portfolios may invest in U.S. Government Securities which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations issued by the U.S. Treasury include Treasury Bills, Notes and Bonds which differ from each other mainly in their interest rates and the length of their maturity at original issue. Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities greater than ten years. Treasury Securities are backed by the full faith and credit of the U.S. Government.

        The obligations of U.S. Government agencies or instrumentalities are guaranteed or backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-related securities and obligations of the Farmers Home Administration, are backed by the full faith and credit of the U.S. Treasury. Obligations of the Farmers Home Administration are also backed by the issuer's right to borrow from the U.S. Treasury. Obligations of Federal Home Loan Banks and the Farmers Home Administration are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities. Obligations of Federal Home Loan Banks, the Farmers Home Administration, Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations.

        As with all fixed income securities, various market forces influence the value of U.S. Government Securities. There is an inverse relationship between the market value of such securities and yield. As interest rates rise, the value of the securities falls; conversely, as interest rates fall, the market value of such securities rises.

REPURCHASE AGREEMENTS

        The Government Securities Portfolio, Growth Portfolio and Capital Appreciation Portfolio may enter into repurchase agreements for U.S. Government Securities. A repurchase agreement involves the purchase by a Portfolio of U.S. Government Securities with the condition that after a stated period of time (usually seven days or less) the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Portfolio will seek to sell the collateral, which action could involve costs or delays. In such case, the Portfolio's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Portfolio would suffer a loss.

OPTIONS TRANSACTIONS

        The Growth Portfolio, Capital Appreciation Portfolio and International Portfolio may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts"). Such protection is provided during the life of the put because the Portfolio may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to the Portfolio is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Portfolio realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

        The Growth Portfolio, Capital Appreciation Portfolio and International Portfolio may also purchase call options solely for the purpose of hedging against an increase in prices of securities that the Portfolio ultimately wants to buy. Such protection is provided during the life of the call option because the Portfolio may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Portfolio will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

        The Growth Portfolio, Capital Appreciation Portfolio and International Portfolio may only purchase exchange-traded put and call options. Exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while other options may not.

        Use of options in hedging strategies is intended to protect performance, but can result in poorer performance than without hedging with options if the Adviser is incorrect in its forecasts of the direction of stock prices. Normally, the Portfolio will only invest in options to protect existing positions and as a result, will normally invest no more than 10% of the Portfolio's assets in options.

CONVERTIBLE SECURITIES

        The Growth Portfolio and Capital Appreciation Portfolio may invest in convertible securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer's underlying common shares at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, or a combination of the features of these securities. The investment characteristics of convertible securities vary widely, allowing convertible securities to be employed for different investment objectives. Convertible securities held by the Growth Portfolio and Capital Appreciation Portfolio will be treated as common stocks for asset allocation purposes.

        Convertible bonds and convertible preferred stocks are fixed income securities entitling the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. They are senior securities, and, therefore, have a claim to assets of the issuer prior to the common stock in the case of liquidation. However, convertible securities are generally subordinated to non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

        As with all fixed income securities, various market forces influence the market value of convertible securities, including changes in the prevailing level of interest rates. As the level of interest rates increases, the market value of convertible securities tends to decline and, conversely, as interest rates decline, the market value of convertible securities tends to increase. The unique investment characteristic of convertible securities (the right to exchange for the issuer's common stock) causes the market value of the convertible securities to increase when the value of the underlying common stock increases. However, because security prices fluctuate, there can be no assurance of capital appreciation. Most convertible securities will not reflect as much capital appreciation as their underlying common stocks. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of straight non-convertible debt of similar quality, often called "investment value," and may not experience the same decline as the underlying common stock.

        Most convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, the premium may not be recovered.

SPECIAL SITUATIONS

        The Growth Portfolio and Capital Appreciation Portfolio may periodically invest in special situations. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the stock market as a whole. Developments creating special situations might involve, among others, the following: "workouts" such as liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthroughs; and new management or management policies. Special situations involve a different type of risk than is inherent in ordinary investment securities; that is, a risk involving the likelihood or timing of specific events rather than general economic market or industry risks. As with any securities transaction, investment in special situations involves the risk of decline or total loss of the value of the investment. However, the Adviser will not invest in special situations unless, in its judgment, the risk involved is reasonable in light of the Portfolio's investment objective, the amount to be invested and the expected investment results.

MONEY MARKET INSTRUMENTS

        The Government Securities Portfolio, Growth Portfolio and Capital Appreciation Portfolio may invest in money market instruments which include:

        (i)   U.S. Treasury Bills;

        (ii)  U.S. Treasury Notes with maturities of 18 months or less;

        (iii) U.S. Government Securities subject to repurchase agreements;

        (iv) Obligations of domestic branches of U.S. banks (including certificates of deposit and bankers' acceptances with maturities of 18 months or less) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000 and obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation ("FDIC");

        (v) Commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's;

        (vi) Short-term (maturing in one year or less) corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and

        (vii) Shares of no-load money market mutual funds (subject to the ownership restrictions of the Investment Company Act of 1940). See "Other Permitted Investments and Related Risks" in this Statement of Additional Information.


        The Growth Portfolio and Capital Appreciation Portfolio invest in money market instruments only for cash management purposes.


        The Intermediate Government Bond Portfolio may invest in the Money Market Instruments described in (i), (ii), (iv) and (vii) above, provided that investments in shares of no load money market mutual funds shall be further invested in those money market mutual funds which invest solely in those securities otherwise permitted for the Intermediate Government Bond Portfolio. Investment by a Portfolio in shares of a money market mutual fund indirectly results in the investor paying not only the advisory fee and related fees charged by the Portfolio, but also the advisory fees and related fees charged by the adviser and other entities providing services to the money market mutual fund.

OTHER PERMITTED INVESTMENTS AND RELATED RISKS

        Although the Adviser and Sub-Adviser for the Fund does not currently intend to do so, each Portfolio may make the following investments.

        SECURITIES OF OTHER INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies to the extent permitted by the Investment Company Act of 1940.

        FORWARD FOREIGN CURRENCY CONTRACTS (INTERNATIONAL PORTFOLIO ONLY). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Portfolio may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency having the approximate value of some or all of the Portfolio's securities denominated in such foreign currency.

        At the maturity of a forward contract, a Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.

        FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

        Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

        There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Portfolio and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

        ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations (or maturities) over 7 days in length. Not more than 15% of a Portfolio's total assets may be invested in illiquid securities. If as a result of changed circumstances, more than 15% of a Portfolio's total assets is invested in illiquid securities, the Adviser will take such action as it deems necessary in such manner as to avoid adverse consequences to the Portfolio.


        SHORT SALES -- Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

        A Portfolio may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

        A Portfolio may also maintain short positions in forward currency exchange transactions, which involve the Portfolio's agreeing to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to be currency that the Portfolio has contracted to receive in the exchange. To ensure that any short position of a Portfolio is not used to achieve leverage, a Portfolio establishes with its custodian a segregated account consisting of cash or liquid, high grade debt securities equal to the fluctuating market value of the currency as to which any short position is being maintained.

INVESTMENT LIMITATIONS

        The Fund has adopted a number of investment policies and restrictions for all the Portfolios, some of which can be changed by the Board of Directors. Others may be changed only by the holders of a majority of the outstanding shares of each Portfolio and include the following:

        Without shareholder approval, each of the Portfolios may not:

               (1) invest in 25% or more of its total assets in any one industry (this restriction does not apply to securities of the U.S. Government or its agencies, and instrumentalities and repurchase agreements relating thereto; however, utility companies, gas, electric, telephone, telegraph, satellite, and microwave communications companies are considered as separate industries);

               (2) with respect to 75% of the value of the total assets of the Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and International Portfolio, and with respect to 100% of the value of the total assets of the Intermediate Government Bond Portfolio, invest more than 5% of the market value of its total assets in the securities of any one issuer, other than obligations of or guaranteed by the U.S. Government or any of its agencies or instrumentalities, except that each Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

               (3) purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Portfolio, except that a Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

               (4) invest in companies for the purpose of exercising control or influencing management;

               (5) purchase or sell real estate, commodities or interests in oil, gas or other mineral exploration or development programs;

               (6) make short sales of securities or purchase securities on margin, except that a Portfolio (a) may obtain such short-term credit as is necessary for the clearance of purchases and sales of securities, (b) may make margin payments in connection with transactions in financial futures contracts and options thereon, and (c) may make short sales of securities if at all times when a short position is open it owns at least an equal amount of such securities or owns securities comparable to or exchangeable for at least an equal amount of such securities;

               (7)     underwrite securities of other issuers;

               (8) purchase or sell commodity contracts, except that a Portfolio may, as appropriate and consistent with its investment policies and other investment restrictions, for hedging purposes, write, purchase or sell options (including puts, calls and combinations thereof), write covered call options, enter into futures contracts on securities, securities indices and currencies, options on such futures contracts, forward foreign currency exchange contracts and forward commitments;

               (9) make loans to other persons other than by purchasing part of an issue of debt obligations; a Portfolio may, however, invest up to 10% of its total assets, taken at market value at time of purchase, in repurchase agreements maturing in not more than seven days;

               (10) borrow money, except to meet extraordinary or emergency needs for funds, and then only from banks in amounts not exceeding 10% of its total assets, nor purchase securities at any time borrowings exceed 5% of its total assets; or

               (11) mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned by the respective Portfolio except as may be necessary in connection with borrowings as described in (10) above and then securities mortgaged, hypothecated or pledged may not exceed 5% of the respective Portfolio's total assets taken at market value.

        If a percentage restriction set forth under "Investment Objectives and Strategies" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. The foregoing investment restrictions, as well as all investment objectives and those policies designated by the Fund as fundamental policies, may not be changed without the approval of a "majority" of a Portfolio's shares outstanding, defined as the lesser of: (a) 67% of the votes cast at a meeting of shareholders for a Portfolio at which more than 50% of the shares are represented in person or by proxy, or (b) a majority of the outstanding voting shares of that Portfolio. These provisions apply to each Portfolio if the action proposed to be taken affects that Portfolio.

PORTFOLIO TURNOVER


        The portfolio turnover rate for each of the Portfolios is calculated by dividing the lesser of a Portfolio's purchases or sales of securities for the year by the monthly average value of the securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less. The portfolio turnover rate may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemption of shares. The portfolio turnover rate for the Capital Appreciation Portfolio was 109.49% and 194.23% for the Growth Portfolio for the Fund's fiscal year ended June 30, 1999. That rate of portfolio turnover results in increased brokerage and other costs and can result in shareholders receiving distributions of capital gains that are subject to taxation. Portfolio turnover will not be a limiting factor in making investment decisions. The portfolio turnover rate for the Intermediate Government Bond Portfolio, Government Securities Portfolio and International Portfolio was 0.00%, 18.66% and 40.00% respectively for the Fund's fiscal year ended June 30, 1999.


DIRECTORS AND EXECUTIVE OFFICERS

        The Fund is governed by a Board of Directors which is responsible for protecting the interests of the Fund's shareholders under Minnesota law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Adviser.

        The names, addresses and principal occupations during the past five years of the directors and executive officers of the Fund are given below:



 NAME, ADDRESS AND AGE, ADDRESS       POSITION(S) HELD WITH FUND       PRINCIPAL OCCUPATION DURING LAST FIVE YEARS

 *Thomas C. Smith (54)                Chief Financial Officer &        Chairman, CONLEY SMITH, Inc., Lincoln, Nebraska;
  200 Centre Terrace,                 Treasurer                        Vice President, Lancaster Administrative Services, Inc.,
  1225 "L" Street                                                      Lincoln, Nebraska; Chairman and President,
  Lincoln, Nebraska  68501                                             SMITH HAYES Financial Services Corporation Lincoln,
                                                                       Nebraska; Chairman and President,
                                                                       Consolidated Investment Corporation, Lincoln,
                                                                       Nebraska; Vice  President and
                                                                       Director, Concorde Management and
                                                                       Development, Inc., Lincoln, Nebraska.

  *Michael S. Dunlap (36)             Director, President and          Executive Vice President and Director Union
   4732 Calvert Street                Secretary                        Bank and Trust Company, Lincoln, Nebraska;
   Lincoln, Nebraska  68506                                            Director, Lancaster County Bank, Waverly,
                                                                       Nebraska; and Unipac Service Corporation;  Director,
                                                                       National Education Loan Network, Inc.

   Stan Schrier (64)                  Director                         President, Food 4 Less, Inc., a retail
   11128 John Galt Blvd.                                               grocery chain, and owner, Schrier-Lawson
   Omaha, Nebraska  68137                                              Motor Center.

   R. Paul Hoff (64)                  Director                         Physician and CEO of Seward Clinic,
   311 Jackson                                                         P.C., Seward, Nebraska.
   Seward, Nebraska  68434

   Edson L. Bridges III (41)                                           Director, Bridges Investment Fund, Inc.,
   8401 W. Dodge Road, #256           Director                         a registered open end management investment
   Omaha, Nebraska  68114                                              company, February, 1991 to present; Vice
                                                                       President and Director of Bridges Investment
                                                                       Counsel Inc., a registered investment adviser.

   Jon Gross (30)                     Vice President                   Vice President, Union Bank and Trust Company,
   4732 Calvert Street                                                 Lincoln, Nebraska; Trust Investment Officer, Union Bank
   Lincoln, Nebraska 68506                                             and Trust Company, Lincoln, Nebraska, since 1991; Chief
                                                                       Executive Officer, Lancaster Administration Services.


        *Interested directors of the Fund as defined under the Investment Company Act of 1940 by virtue of their affiliation with Lancaster Administrative Services, Inc., SMITH HAYES Financial Services Corporation and Union Bank and Trust Company.

        The following table represents the compensation amounts received for services as a director of the Funds for the year ended June 30, 1999:

                                          COMPENSATION TABLE

                                         Pension or
                                         Retirement
                                          Benefits      Estimated       Total
                                           Accrued       Annual     Compensation
                            Aggregate    as Part of     Benefits      From Fund
     Name of Person,      Compensation      Fund          Upon         Paid to
        POSITION            FROM FUND     EXPENSES     RETIREMENT     DIRECTORS
        --------            ---------     --------     ----------     ---------
Thomas C. Smith,            $0               $0             $0            $0
Director
Chief Financial
Officer & Treasurer
Michael S. Dunlap,          $0               $0             $0            $0
Director, President &
Secretary
Stan Shrier, Director       $4,000           $0             $0            $4,000
R. Paul Hoff, Director      $4,000           $0             $0            $4,000
Edson L. Bridges III,       $4,000           $0             $0            $4,000
Director

INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

        Union Bank and Trust Company ("Union Bank"), 6801 S. 27th Street, Lincoln, NE 68512 acts as the investment adviser (the "Adviser") to the Portfolios and as the Fund's custodian (the "Custodian"). The Adviser acts as such pursuant to written agreements periodically approved by the directors or the shareholders of the Fund. Murray Johnstone International Limited ("MJI") serves as sub-adviser (the "Sub-Adviser") for the International Portfolio pursuant to the terms of a Sub- Advisory Agreement between the Adviser and Sub-Adviser. The Sub-Adviser's address is 11 West Nile Street, Glasgow G1 2PX United Kingdom. Lancaster Administrative Services, Inc. ("LAS") acts as the administrator ("Administrator") for the Fund and SMITH HAYES Financial Services Corporation ("Smith Hayes") acts as the Fund's distributor ("Distributor"). Smith Hayes acts as the Fund's distributor pursuant to an Underwriting Agreement under which Smith Hayes agrees to publicly distribute the Fund's shares continuously. Smith Hayes address is 200 Centre Terrace, 1225 "L" Street, Lincoln, Nebraska, 68508.

INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT

     Union Bank acts as the Adviser to the Portfolios, under Investment Advisory Agreements (the "Advisory Agreements"). Union Bank is controlled by and is a subsidiary of Farmers and

Merchants Investments, Inc., a Nebraska bank holding company. Farmers and Merchants Investment, Inc. is controlled by the Dunlap family of which Michael
S. Dunlap is a member.

        Under the Advisory Agreements, the Adviser provides the Portfolios with advice and assistance in the selection and disposition of that Portfolios' investments. Under the Sub-Advisory Agreement, the Sub-Adviser provides assistance in management of the assets of the International Portfolio. All investment decisions are subject to review by the Board of Directors of the Fund. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Fund. The Advisory Agreements are approved annually by the Board of Directors (including a majority of the directors who are not parties to the Advisory Agreements, or interested persons of any such parties (other than as directors of the Fund)). The Advisory Portfolios were last approved by the Board of Directors on July 14, 1999.

        MJI acts as Sub-Adviser to the International Portfolio pursuant to a Sub-Advisory Agreement with the Adviser (the "Sub-Advisory Agreement"). The Sub-Adviser is a wholly-owned subsidiary of United Asset Management Corporation. The Sub-Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund or by the votes of the majority of the outstanding voting securities of the International Portfolio, and by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or Sub-Advisory Agreement or interested persons of the Fund, the Adviser or the Sub-Adviser. The Sub-Advisory Agreement was last approved by the Board of Directors on July 14, 1999.

        The Advisory Agreements and Sub-Advisory Agreement terminate automatically in the event of their assignment. In addition, the Advisory Agreements and the Sub-Adviser Agreement are terminable at any time, without penalty, by the Board of Directors of the Fund or, by vote of a majority of the Trust's outstanding voting securities, on not more than 60 days' written notice to the Adviser or Sub-Adviser as the case may be, and by the Adviser or Sub-Adviser, as the case may be, on 60 days' written notice to the Fund.

ADVISORY FEES

        Pursuant to the Advisory Agreements, the Intermediate Government Bond Portfolio pays the Adviser a monthly advisory fee equal on an annual basis to
 .65% of the Intermediate Government Bond Portfolio's daily average net assets. The Government Securities Portfolio and Growth Portfolio pay the Adviser a monthly advisory fee equal on an annual basis to .50% and .75%, respectively, of their daily average net assets. The Capital Appreciation Portfolio pays the Adviser a monthly advisory fee calculated at the annual rate of 1.4% of the daily net asset value of the Portfolio. In addition this fee is subject to an incentive adjustment, calculated monthly, depending upon the performance of the Portfolio relative to the Russell 2000 Stock Index (the "Index"), on the basis of 1/12 of the results during the last 12 months (a moving average method). The incentive adjustment, if any, is added to or subtracted from the monthly basic management fee, and is payable after the close of each month on the basis of the latest 12 months' experience. The incentive adjustment is accrued as incurred for the purpose of calculating the redemption price and offering price per share. The incentive adjustment for the Portfolio is calculated each month as follows:

        (1) The sum of the net asset value of a share of the Portfolio at the end of the last 12 month period, plus the value per share during such period, of all cash distributions made and capital gain taxes paid or payable on undistributed realized long-term capital gains (treated as reinvested shares of the Portfolio on the record date of such distribution or the date on which provision for such taxes is made, as the case may be) is compared to the net asset value per share of the Portfolio at the beginning of the period and the differences expressed as a percentage (the "Portfolio's Percentage Change").

        (2) The Portfolio's Percentage Change is compared to the percentage change in the Index, which change is determined by adding the level of the index at the end of the period, in accordance with Securities and Exchange Commission guidelines, the value of cash distributions on securities which comprise the Index, treating the value of such distributions as reinvested in the Index based on a monthly value supplied by Standard and Poor's and comparing such adjusted level with the level of the Index at the beginning of the period.

        (3) The Portfolio's Percentage Change is then compared to the change in Index for the period and the incentive adjustment as set forth in the following table is multiplied by the net asset value of the Portfolio averaged daily over the 12 month period and divided by twelve. The incentive adjustment may not in any case exceed 1/12 of 2.40% of the average net asset value for the 12 month period (equivalent on an annual basis to 2.40%).

                  Performance
                  Relative to               Adviser           Total
                    INDEX                    FEE
                    -----                    ----
                        -5.00% & under       0.40%             Minimum Mgt Fee
                        -4.50%               0.50%
                        -4.00%               0.60%
                        -3.50%               0.70%
                        -3.00%               0.80%
                        -2.50%               0.90%
                        -2.00%               1.00%
                        -1.50%               1.10%
                        -1.00%               1.20%
                        -0.50%               1.30%
  Basic Mgt Fee          0.00%               1.40%
                         0.50%               1.50%
                         1.00%               1.60%
                         1.50%               1.70%
                         2.00%               1.80%
                         2.50%               1.90%
                         3.00%               2.00%
                         3.50%               2.10%
                         4.00%               2.20%
                         4.50%               2.30%
                         5.00%               2.40%             Maximum Mgt Fee

        Pursuant to the Advisory Agreement the International Portfolio pays the Adviser a fee in an amount equal to 1.15% per annum of the Portfolio's daily average net assets. The Adviser pays the Sub-Adviser a fee equal to .65% of the first $10 million and .60% above that amount per annum of the International Portfolio's daily average net assets pursuant to the Sub-Advisory Agreement.

        For the years ended June 30, 1997, 1998 and 1999 (and the period October 1, 1996 to June 30, 1997 and the years ended June 30, 1998 and 1999 for the International Portfolio) the Fund paid to Adviser the following amounts for advisory services:



                                                 1999          1998        1997
                                                 ----          ----        ----
Intermediate Government Bond Portfolio      $  23,320     $  28,920     $38,269
Government Securities Portfolio               150,186       141,097     122,584
Growth Portfolio                              467,752       347,146     160,343
Capital Appreciation Portfolio                 39,016        15,676      17,500
International Portfolio                       122,831       127,313      64,660



DISTRIBUTOR

        The Distributor provides underwriting services to the Fund pursuant to the terms of an Underwriting and Distribution Agreement dated May 21, 1991 (the "Underwriting Agreement"). The Underwriting Agreement is reviewed annually by the Board of Directors and was last approved on July 14, 1999. Smith Hayes is a wholly owned subsidiary of Consolidated Investment Corporation, a Nebraska corporation, which is engaged through its subsidiaries in various aspects of the financial services industry. Thomas C. Smith, a director of the Fund, is the control person of Consolidated Investment Corporation.

        Pursuant to the Underwriting Agreement, the Distributor is obligated to offer shares of the Portfolios for sale on a continuous basis at all time when such shares are available for sale. In return for services provided under the Underwriting Agreement, the Distributor is entitled to receive the sales load charged in connection with the sale of any Portfolio shares and to be reimbursed for expenses incurred in providing such services. In return for services provided under the Underwriting Agreement, the Distributor is also entitled to receive compensation for distribution related services under the Fund's distribution plan described below.

        Class A shares of the Portfolios are offered for sale to the public NAV plus the applicable sales charge. The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Portfolio and the amount retained by the Distributor for the fiscal years ended June 30, 1999, 1998 and 1997 (and the fiscal years ended June 30, 1999 and 1998 and the period October 1, 1996 to June 30, 1997 for the International Portfolio).

                                 Year Ended               Period Ended
                               JUNE 30, 1999             JUNE 30, 1998
                               -------------             -------------
                          Sales           Amount      Sales         Amount
                          CHARGE        RETAINED     CHARGE        RETAINED
Intermediate
Government Bond
Portfolio               $        0    $        0     $   601.24  $     84.57
Government Securities
Portfolio                    12.06          1.37       2,061.08       413.12
Growth Portfolio         11,870.30      1,844.97      49,468.84    10,954.26
Capital Appreciation
Portfolio                 2,404.74        287.56      11,751.81     2,222.65
International Portfolio   1,125.65        132.17       8,381.82     1,736.34


        The Distributor may reallow to dealers selling Portfolio shares a portion of the sales charge collected by the Distributor in connection with those sales. The table below shows the maximum amounts of such reallowances expressed as a percentage of the offering price of each Portfolio's Class A shares.


                                                    Reallowance as a
                 PORTFOLIO                    PERCENTAGE OF OFFERING PRICE
                 ---------                    ----------------------------
Intermediate Government Bond                             2.75%
Portfolio
Government Securities Portfolio                          2.75%
Growth Portfolio                                         4.00%
Capital Appreciation Portfolio                           4.00%
International Portfolio                                  4.00%


Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to certain investment professionals, who might then be deemed to be "underwriters" under the Securities Act of 1933, as amended.

        The Fund has adopted a Distribution Plan for the Retail Class A shares of each Portfolio (the "Distribution Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board of Directors has determined that the Distribution Plan is in the best interests of the Retail Class A shareholders. Continuance of the Distribution Plan must be approved annually by a majority of the Board of Directors, and by a majority of the Directors who are not "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto ("Qualified Directors"). The Distribution Plan requires that quarterly written reports of amounts spent under the Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Directors. The Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Retail Class A shares of the Portfolio affected. All material amendments of the Distribution Plan will require approval by a majority of the Board of Directors and of the Qualified Directors.

        The Distribution Fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to other broker-dealers in respect of sales of Retail Class A shares of the applicable Portfolio and to pay for other advertising and promotional expenses in connection with the distribution of such Retail Class A shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of printing and mailing prospectuses, statements of additional information and shareholders reports to prospective investors; preparation and distribution of sales literature; advertising of any type; an allocation of overhead and other expenses for the Distributor related to the distribution of such Retail Class A sharers; and payments to, and expenses of, officers, employees or representatives of the Distributor, or other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of such shares, including travel, entertainment and telephone expenses.

        Payments under the Distribution Plan are not tied exclusively to the expenses for distribution activities actually incurred by the Distributor, so that such payments may exceed expenses actually incurred by the Distributor. The Fund's Board of Directors will evaluate the appropriateness of the Distribution Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by the Distributor and amounts it receives under the Distribution Plan.

        The Fund's Investment Adviser, Administrator and the Distributor may, at their option and in their sole discretion, make payments from their own resources to cover cost of additional shareholder servicing and distribution activities.

        For the fiscal year ended June 30, 1999 and the period ended June 30, 1998, the Retail Class A share classes of the Portfolios paid the Distributor the following amounts:



                                                        1999        1998
                                                        ----        ----
Intermediate Government Bond Portfolio               $    80      $   28
Government Securities Portfolio                          507         113
Growth Portfolio                                       3,079         505
Capital Appreciation Portfolio                           734         162
International Portfolio                                  464          89

        The Distribution Plan adopted by the Retail Class A shareholders of the Portfolio provides that the Fund will pay the Distributor a fee of up to .50% of the average daily net assets of a Portfolio's Retail Class A shares which the Distributor can use to compensate broker-dealer and service providers, including the Distributor and its affiliates, which provide distribution related services to Retail Class A shareholders. The Distribution first took effect on January 1, 1998.


ADMINISTRATOR

        Lancaster Administrative Services, Inc., has been retained as the Fund's administrator, transfer agent and dividend paying agent under a Transfer Agent and Administrative Services Agreement with the Fund. The Administrator provides, or contracts with others to provide, all necessary office facilities, bookkeeping and recordkeeping services, dividend disbursing services and share transfer services for the Fund. The Administrator is entitled to receive an administration fee, computed and paid monthly, at an annual rate of .25% of the average daily net assets of each Portfolio. The Administrator is a wholly-owned subsidiary of Farmers & Merchants Investments, Inc. and is an affiliate of the Adviser.

        The Portfolios paid the Administrator the following fees pursuant to the Administration Agreement for the fiscal years ended June 30, 1999, 1998 and 1997 (and the fiscal years ended June 30, 1999 and 1998 and the period October 1, 1996 to June 30, 1997 for the International Portfolio).


                                                1999         1998        1997
                                                ----         ----        ----
Intermediate Government Bond Portfolio    $    8,994      $11,159     $14,719
Government Securities Portfolio               75,276       70,529      61,292
Growth Portfolio                             155,739      137,584      80,173
Capital Appreciation Portfolio                17,467       21,173      11,855
International Portfolio                       26,690       27,751      14,057

        The Administrator may enter into Sub-Administration Agreements with various banks and financial institutions pursuant to which such banks and financial institutions will provide subaccounting and other shareholder services to their customers who invest in the Portfolios. These Sub-Administration Agreements will provide for the payment of a fee of up to .15% of average daily net assets of the Portfolios represented by shares held by the banks. Banks may reimburse customer accounts for such fees if required by local trust laws.


CUSTODIAN

        The Fund's Custodian is Union Bank. Under the Custodian Agreement, Union Bank holds all cash and securities of the Fund's various Portfolios through its trust department and effects transactions in the Fund's securities and cash only upon written instruction from the Fund's authorized persons. Union Bank receives fees from the Intermediate Government Bond Portfolio and the Capital Appreciation Portfolio for acting as Custodian based upon the market value of the Fund's securities which are calculated and billed monthly at the annual rates of eleven (11) basis points for the market value of securities up to $10 million, six (6) basis points for the next $10 million and two and one half (2.5) basis points over $20 million. Additionally, Union Bank is paid an annual fee of $100 per account and transaction charges of $12 for each transaction in the Fund's securities or accounts. However, the Government Securities Portfolio, the Growth Portfolio and the International Portfolio pay no Custodian fees.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS

        The Adviser is responsible for decisions to buy and sell securities for the Portfolios, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions, if any. The Adviser has delegated those responsibilities for the International Portfolio to the Sub- Adviser under the Sub-Advisory Agreement. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser or Sub-Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission (if any) and considering the state of the market at the time.

        When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser or Sub-Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser or Sub- Adviser to supplement their own investment research activities and enables the Adviser or Sub- Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Portfolios. To the extent portfolio transactions are effected with broker-dealers who furnish research services, the Adviser or Sub- Adviser receives benefits, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Portfolio from these transactions. The Adviser and Sub-Adviser believe that most research services obtained generally benefit several or all of the accounts which they manage, as opposed to solely benefitting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

        The Adviser and Sub-Adviser do not maintain any "formula" which must be followed in connection with the placement of transactions. However, from time to time, the Adviser or Sub- Adviser may elect to use certain brokers to execute transactions in order to encourage them to provide research services which the Adviser or Sub-Adviser anticipates will be useful. The Adviser or Sub-Adviser will authorize the Fund to pay an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount of commission another broker-dealer would have charged only if the Adviser or Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's or Sub- Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

        Portfolio transactions may be effected through the Distributor. In determining the commissions to be paid to the Distributor, it is the policy of the Fund that such commissions, will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Fund does not deem it practicable and in the best interest of the Fund to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

        All transactions will be effected pursuant to the Fund's Guidelines Regarding Payment of Brokerage Commissions to Affiliated Persons adopted by the Board of Directors including a majority of the noninterested directors pursuant to Rule 17(e)-1 under the Investment Company Act of 1940.

        In certain instances, there may be securities which are suitable for the Fund as well as for that of one or more of the advisory clients of the Adviser or Sub-Adviser. Investment decisions for the Fund and for such advisory clients are made by the Adviser or Sub-Adviser with a view to achieving the investment objectives. It may develop that a particular security is bought or sold for only one client of the Adviser or Sub-Adviser even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients of the Adviser or Sub- Adviser when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients of the Adviser or Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser or Sub-Adviser, as the case may be, to be equitable to each (and may result, in the case of purchases, in allocation of that security only to some of those clients and the purchase of another security for other clients regarded by the Adviser or Sub-Adviser, as the case may be, as a satisfactory substitute). It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund involved is concerned. At the same time, however, it is believed that the ability of the Fund to participate in volume transactions will sometimes produce better execution prices.

        During the fiscal years ended June 30, 1999, 1998 and 1997 (and the fiscal years ended June 30, 1999 and 1998 and the period October 1, 1996 to June 30, 1997 for the International Portfolio), the Fund incurred brokerage commissions in the following amounts:

                                                1999        1998         1997
                                                ----        ----         ----
Intermediate Government Bond Portfolio      $   0.00    $   0.00     $   0.00
Government Securities Portfolio                 0.00        0.00         0.00
Growth Portfolio                             277,935     306,029      165,611
Capital Appreciation Portfolio                26,922      47,137       62,542
International Portfolio                       24,376      33,021       40,349


A portion of these commissions was paid to the Fund's Distributor as follows:



                                                1999       1998          1997
                                                ----       ----          ----
Intermediate Government Bond Portfolio    $     0.00  $       0     $       0
Government Securities Portfolio                 0.00          0             0
Growth Portfolio                                0.00          0             0
Capital Appreciation Portfolio             26,842.08     60,612        50,410
International Portfolio                         0.00          0             0
                                          ----------    -------       -------
                                          $26,842.08    $60,612       $50,410

        The Distributor was paid 8% of the aggregate brokerage commissions paid in the fiscal year ended June 30, 1999. The remaining brokerage commissions were paid to twelve other unaffiliated broker dealers. Of the aggregate dollar amount of transactions involving payment of commissions, 5.5% were effected through the Distributor in the fiscal year ended June 30, 1999. It is the Company's intent that brokerage transactions executed through Smith Hayes will be effected pursuant to the Company's Guidelines Regarding Payment of Brokerage Commissions to Affiliated Persons adopted by the Board of Directors, including a majority of the noninterested directors pursuant to Rule 17(e)-1 under the Investment Company Act of 1940.


CAPITAL STOCK

CAPITAL STOCK

        The Fund is authorized to issue a total of one billion shares of capital stock, with a par value of $.001 per share. The Fund has divided the shares of its capital stock into separate categories of common stock designated as the Intermediate Government Bond Portfolio, Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and International Portfolio shares. The Fund initially issued only one class of shares of each Portfolio. Pursuant to its Amended and Restated Articles of Incorporation which became effective December 31, 1997, all shares of the Portfolios then outstanding were designated Institutional Class shares and issuance of Retail Class

A shares of each Portfolio was authorized. The Fund's Amended and Restated Articles of Incorporation designate 10 million shares to the Institutional Class of the Intermediate Government Bond Portfolio, Government Securities Portfolio, Capital Appreciation Portfolio and Growth Portfolio and 20 million shares to the Institutional Class of the Growth Portfolio and to the Retail Class A class of each Portfolio. The Board of Directors is empowered under the Fund's Articles of Incorporation to issue other Portfolios or classes of shares of the Fund's common stock without shareholder approval or to designate additional authorized but unissued shares for issuance by one or more existing Portfolios.

        All shares, when issued, will be fully paid and nonassessable and will be redeemable and freely transferable. They can be issued as full or fractional shares. A fractional share has pro rata the same rights and privileges as a full share. The shares possess no preemptive or conversion rights.

VOTING RIGHTS

        Each share of the Portfolios has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Fund's shares. On some issues, such as the election of directors, all shares of the Fund, irrespective of Portfolio, vote together as one series. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

        On an issue affecting only one Portfolio or only one class of shares of a Portfolio, the shares of the Portfolio or class vote as a separate series. Examples of such issues would be proposals to change the Investment Advisory Agreement or change a fundamental investment restriction pertaining to only one Portfolio. In voting on the Investment Advisory Agreement or proposals affecting only one Portfolio, approval of such an agreement or proposal by the shareholders of one Portfolio would make that agreement effective as to that Portfolio whether or not the agreement or proposal had been approved by the shareholders of the Fund's other Portfolios.

SHAREHOLDERS MEETINGS

        The Fund does not intend to hold annual or periodically scheduled regular meetings of shareholders unless it is required to do so. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. However, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Fund may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Fund. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Fund.

     In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all investment advisory contracts and amendments thereto, and for approval and all amendments to Rule 12b-1 distribution plans. Finally, the Fund's Articles of Incorporation provide that shareholders also have the right to remove Directors upon two-thirds vote of the outstanding shares and may call a meeting to remove a Director upon the application of 10% or more of the outstanding shares. The Fund is obligated to facilitate shareholder communications in this situation if certain conditions are met.

PRINCIPAL HOLDERS OF SECURITIES


        UBATCO & Co. as nominee of Union, owned of record, without voting rights the number and percentage of the outstanding shares of the Portfolios as of June 30, 1999, as set forth below. The following table also provides the name and address of any person who owned beneficially 5% or more of the outstanding shares of each Portfolio as of the same date.



         PORTFOLIO              NAME & ADDRESS            SHARES    % OWNERSHIP
         ---------             ---------------            ------    -----------
Capital Appreciation       UBATCO & Co.                   475,147       99.73%
Portfolio                  4732 Calvert Street
                           Lincoln, NE  68506
                           Including
                           Union Bank and Trust Company    40,130       8.42%
                           Profit Sharing & 401(k) Plan
                           4732 Calvert Street
                           Lincoln, NE  68506
Growth Portfolio           UBATCO & Co.                  3,283,095      96.63%
                           4732 Calvert Street
                           Lincoln, NE  68506
                           Including
                           Union Bank and Trust Company   185,117       5.45%
                           Profit Sharing & 401(k) Plan
                           4732 Calvert Street
                           Lincoln, NE  68506
                           Linweld 401K/PSP               198.269       5.84%
                           Portfolio
                           1225 "L" Street, Suite 600
                           Lincoln, NE  68508
Intermediate               UBATCO & Co.                   288,005       98.46%
Government Bond            4732 Calvert Street
Portfolio                  Lincoln, NE  68506
                           Including

         Portfolio              Name & Address              Shares % Ownership
         ---------             ---------------              ------ -----------
                           Madonna Rehabilitation Hospital  38,795      13.25%
                           Agency Account
                           5401 South
                           Lincoln, NE  68506
                           Oak Creek Valley Bank PSP        34,016      11.63%
                           108 W. Second Street
                           Valparaiso, NE  60868
Government                 UBATCO & CO                    3,012,324    100.00%
Securities Portfolio       4732 Calvert Street
                           Lincoln, NE  68506
                           Including
                           Union Bank and Trust Company    193,131       6.41%
                           Profit Sharing & 401(k) Plan
                           4732 Calvert Street
                           Lincoln, NE  68506
                           Linweld 401K/PSP                192,502       6.39%
                           1225 "L" Street, Suite 600
                           Lincoln, NE  68508
                           Crete Carrier 401(K) Plan       174,651       5.80%
                           400 NW 56th St.
                           Lincoln, NE 68528
International Portfolio    UBATCO & CO                     977,067      99.98%
                           4732 Calvert Street
                           Lincoln, NE  68506
                           Including
                           Linweld 401K/PSP                136,790      14.00%
                           1225 "L" Street, Suite 600
                           Lincoln, NE  68508
                           Crete/Sunflower                 106,214      10.87%
                           Profit Sharing Plan
                           P.O. Box 82118
                           Lincoln, NE  68528
                           Union Bank and Trust Company     74,479       7.62%
                           Profit Sharing & 401(k) Plan
                           4732 Calvert Street
                           Lincoln, NE  68506

        On June 30, 1999, the Directors and officers of the Fund as a group beneficially owned 39,542 shares or 1.31%, 28,374 shares or .84%, 8,730 shares or 1.83% and 4,423 shares or .45%, respectively, of the Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and the International Portfolio. Directors and officers owned .99% of the shares outstanding in all Portfolios.


REDEMPTION OF SHARES AND EXCHANGES BETWEEN CLASSES

REDEMPTION

        Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Portfolios of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Portfolios fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

EXCHANGES BETWEEN CLASSES

        An exchange between Retail Class A shares and the Institutional Class shares of a Portfolio is generally not permitted. However, exchanges between the classes will be permitted if a Retail Class A shareholder becomes eligible to purchase Institutional Class shares. For example, a Retail Class A shareholder may establish a trust account that is eligible to purchase shares of the Institutional Class. In this case, an exchange will be permitted between the Retail Class A class of a Portfolio and the Institutional Class of the same Portfolio at net asset value, without the imposition of a sales charge, fee or other charge. An exchange from the Institutional Class of a Portfolio to the Retail Class A class of that Portfolio will occur automatically when an Institutional Class shareholder becomes ineligible to invest in the Institutional Class, at net asset value and without the imposition of a sales load, fee or other charge. The Fund will provide at least thirty days' notice of any such exchange. After the exchange, the exchanged shares will be subject to all fees applicable to the Retail Class A shares. The Fund reserves the right to require you to complete an application or other documentation in connection with the exchange.

TAX STATUS

        The Fund has qualified and intends to continue to qualify its Portfolios as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income distributed to shareholders. To qualify as a regulated investment company, a Portfolio must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts. However, gains from the sale or other disposition of stock or securities held for less than three months must constitute less than 30% of each Portfolio's gross income. This restriction may limit the extent to which a Portfolio may effect sales of securities held for less than three months or transactions in futures contracts and options even when the Adviser otherwise would deem such transaction to be in the best interest of a Portfolio. The Code also requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Portfolio could buy or sell futures contracts and options may be limited by this requirement.

        The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end. The required distributions are based only on the taxable income of a regulated investment company.

        Ordinarily, distributions and redemption proceeds earned by a Portfolio shareholder are not subject to withholding of federal income tax. However, if a shareholder fails to furnish a tax identification number or social security number, or certify under penalties of perjury that such number is correct, the Fund may be required to withhold federal income tax ("backup withholding") from all dividend, capital gain and redemption payments to such shareholder. Dividends and capital gain distributions may also be subject to backup withholding if a shareholder fails to certify under penalties of perjury that such shareholder is not subject to backup withholding due to the underreporting of certain income. These certifications are contained in the purchase application enclosed with the Prospectus.

CALCULATIONS OF PERFORMANCE DATA

        From time to time the Fund may quote the yield for the Portfolios in advertisements or in reports and other communications to shareholders. For this purpose, yield is calculated by dividing a Portfolio's net investment income per share for the base period which is 30 days or one month, by the Portfolio's maximum offering purchase price on the last day of the period and annualizing the result. The Portfolio's net investment income changes in response to fluctuations in interest rates and in the expenses of the Portfolio. Consequently, any given quotation should not be considered as representative of what the Portfolio's yield may be for any specified period in the future.

        Yield information may be useful in reviewing a Portfolio's performance and for providing a basis for comparison with other investment alternatives. However, a Portfolio's yield will fluctuate, unlike other investments which pay a fixed yield for a stated period of time. Current yield should be considered together with fluctuations in the Portfolio's net asset value over the period for which yield has been calculated, which, when combined, will indicate a Portfolio's total return to shareholders for that period. Other investment companies may calculate yields on a different basis. In addition, investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

        Investors should recognize that in periods of declining interest rates a bond portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, such portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a bond Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of such portfolio's holdings, thereby reducing the current yield of such Portfolio. In periods of rising interest rates, the opposite can be expected to occur. The Fund may also quote the indices of bond prices and yields prepared by Shearson Lehman Hutton Inc. and Salomon Brothers Inc., leading broker-dealer firms. These indices are not managed for any investment goal. Their composition may, however, be changed from time to time.

        The Intermediate Government Bond Portfolio may quote the yield or total return on Ginnie Maes, Fannie Maes, Freddie Macs, corporate bonds and Treasury bonds and notes, either as compared to each other or as compared to the Portfolio's performance. In considering such yields or total returns, investors should recognize that the performance of securities in which the Portfolio may invest does not reflect the Portfolio's performance, and does not take into account either the effects of portfolio management or of management fees or other expenses; and that the issuers of such securities guarantee that interest will be paid when due and that principal will be fully repaid if the securities are held to maturity, while there are no such guarantees with respect to shares of the Portfolio. Investors should also be aware that the mortgages underlying mortgage-related securities may be prepaid at any time. Prepayment is particularly likely in the event of an interest rate decline, as the holders of the underlying mortgages seek to pay off high-rate mortgages or renegotiate them at potentially lower current rates. Because the underlying mortgages are more likely to be prepaid at their par value when interest rates decline, the value of certain high-yielding mortgage-related securities may have less potential for capital appreciation than conventional debt securities (such as U. S. Treasury bonds and notes) in such markets. At the same time, such mortgage-related securities may have less potential for capital appreciation when interest rates rise.

        The yields of the Portfolio for the 30-day period ended June 30, 1999 were:



                                            Institutional       Retail Class A
                                             Class Shares           Shares
Intermediate Government Bond Portfolio          4.86%                4.42%
Government Securities Portfolio                 5.32%                4.85%
Growth Portfolio                                 .70%                .39%
Capital Appreciation Portfolio                  -.17%                -.43%
International Portfolio                         1.00%                .67%


        In connection with the quotations of yields in advertisements described above, the Fund may also provide average annual total returns from the date of inception for one, five and ten-year periods if applicable. Total return is a calculation which equates an initial amount invested to the ending redeemable value at a specified time. It assumes the reinvestment of all dividends and capital gains distributions. Average total return will be the average of the total returns for each year in the period.

The Portfolios may also provide a total return figure for the most recent calendar quarter prior to the publication of the advertisement.

        The average annual total returns of the Retail Class A shares of the Portfolios for the one year, five years and inception to date ended June 30, 1999 are as follows:



                                              ONE YEAR        INCEPTION TO DATE
                                              --------        -----------------
Intermediate Government Bond Portfolio           3.73               3.83
Capital Appreciation Portfolio                 - 9.07              - .64
Growth Portfolio                                16.09              22.96
Government Securities Portfolio                  3.96               3.81
International Portfolio                          1.07              10.00


        The average annual total returns of the Institutional shares of the Portfolios for the one year, five years and inception to date ended June 30, 1999 are as follows:




                                        ONE YEAR   FIVE YEARS  INCEPTION TO DATE
                                        --------   ----------  -----------------
Intermediate Government Bond Portfolio      3.96      5.55          5.77
Capital Appreciation Portfolio          -   8.79     12.16          7.40
Growth Portfolio                           16.34     22.72         19.57
Government Securities Portfolio             4.32      6.05          4.62
International Portfolio                     1.40      0.00          7.64


FINANCIAL STATEMENTS


        The Fund hereby incorporates by reference the financial statements and related information contained in the Fund's Annual Report dated June 30, 1999. The Fund's Annual Report is available upon request to the Fund without charge.


COUNSEL

        Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Fund.

AUDITORS

        The Board of Directors, including all disinterested directors, unanimously approved the appointment of Deloitte & Touche LLP, 1040 NBC Center, Lincoln, Nebraska 68508 as the Fund's accountants.

                                   APPENDIX A

                        RATINGS OF CORPORATE OBLIGATIONS,
                      COMMERCIAL PAPER, AND PREFERRED STOCK

                        RATINGS OF CORPORATE OBLIGATIONS

MOODY'S INVESTORS SERVICE, INC.

        AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        BA: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

        B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        CAA: Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal and interest.

        CA: Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        Those securities in the A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols A-1 and Baa-1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

STANDARD & POOR'S CORPORATION

        AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

        AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

        A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories. Bonds rated BBB are regarded as having speculation characteristics.

        BB--B--CCC-CC: Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                           RATINGS OF PREFERRED STOCK

STANDARD & POOR'S CORPORATION

        Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

        The preferred stock ratings are based on the following considerations:

               1. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

               2.      Nature of and provisions of the issue.

               3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

                       AAA: This is the highest rating that may be assigned by
               Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

                       AA: A preferred stock issue rated AA also qualifies as a
               high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

                       A: An issue rated A is backed by a sound capacity to pay
               the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                       BBB: An issue rated BBB is regarded as backed by an
               adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

                       BB, B, CCC: Preferred stock rated BB, B, and CCC are
               regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                      CC: The rating CC is reserved for a preferred stock issue
               in arrears on dividends or sinking fund payments but that is currently paying.

                       C:     A preferred stock rated C is a nonpaying issue.

                       D:     A preferred stock rated D is a nonpaying issue
               with the issuer in default on debt instruments.

                       NR indicates that no rating has been requested, that
               there is insufficient information on which to base a rating, or that S & P does not rate a particular type of obligation as a matter of policy.

                       Plus (+) or Minus (-) To provide more detailed
               indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                       MOODY'S INVESTORS SERVICE, INC.

                       AAA: An issue which is rated aaa is considered to be a
               top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

                       AA: An issue which is rated aa is considered a high-grade
               preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

                       A: An issue which is rated a is considered to be an
               upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

                       BAA: An issue which is rated baa is considered to be
               medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                       BA: An issue which is rated ba is considered to have
               speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

                       B: An issue which is rated b generally lacks the
               characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

                       CAA: An issue which is rated caa is likely to be in
               arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

                       CA: An issue which is rated ca is speculative in a high
               degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

                       C: This is the lowest rated class of preferred or
               preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                   Appendix II

                               STRATUS FUND, INC.



                                     GROWTH

                              GOVERNMENT SECURITIES

                              CAPITAL APPRECIATION

                          INTERMEDIATE GOVERNMENT BOND

                                 INTERNATIONAL



                               SEMI-ANNUAL REPORT
                                DECEMBER 31, 1999

GROWTH INSTITUTIONAL PORTFOLIO

[GRAPHIC OMITTED]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              GROWTH INSTITUTIONAL PORTFOLIO AND THE S&P 500 INDEX

AVG. ANNUAL RETURN                                  12/31/99 VALUE
-----------------                      ---------------------------
1 YEAR      22.41%                     GROWTH INSTITUTIONAL $30,831.07
5 YEAR      24.36%                     S&P 500              $36,315.63
INCEPTION   19.80%


--------------------------------------------------------------------------------

GROWTH RETAIL PORTFOLIO

 GRAPHIC OMITTED]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                  GROWTH RETAIL PORTFOLIO AND THE S&P 500 INDEX

   RETURN *                                     12/31/99 VALUE
-----------------                      ---------------------------
1 YEAR      22.04%                     GROWTH  RETAIL       $14,323.68
5 YEAR          -                      S&P 500              $15,584.65
INCEPTION   22.71%


--------------------------------------------------------------------------------


Results for the Retail Shares reflect  payment of a maximum sales charge of 4.5%
 on the $10,000  investment with dividends and capital gains reinvested.
Average  annual  return does not include  payment of a sales  charge and assumes reinvestment of dividends and capital gains.
Past performance is not predictive of future performance.
Growth Portfolio Institutional Shares for the period October 8, 1993 (inception)
 through December 31, 1999
Growth Portfolio Retail Shares for the period January 7, 1998 (inception) through December 31, 1999

GOVERNMENT SECURITIES INSTITUTIONAL PORTFOLIO

  [GRAPHIC OMITTED]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              GOVERNMENT SECURITIES INSTITUTIONAL PORTFOLIO AND THE
                  MERRILL LYNCH U.S. TREASURY INTER-TERM INDEX

AVG. ANNUAL RETURN                                  12/31/99 VALUE
------------------            -------------------------------------
1 YEAR      1.77%            GOVERNMENT SECURITIES INSTITUTIONAL  $13,124.12
5 YEAR      6.33%            MERRILL LYNCH U.S. TREASURY
INCEPTION   4.46%            INTER-TERM BOND                      $13,464.74


--------------------------------------------------------------------------------

GOVERNMENT SECURITIES RETAIL PORTFOLIO

  [GRAPHIC OMITTED]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 GOVERNMENT SECURITIES RETAIL PORTFOLIO AND THE
                  MERRILL LYNCH U.S. TREASURY INTER-TERM INDEX

   RETURN *                                 12/31/99 VALUE
------------------            -------------------------------------
1 YEAR      1.49%            GOVERNMENT SECURITIES RETAIL           $10,364.48
5 YEAR         -             MERRILL LYNCH U.S. TREASURY
INCEPTION   3.43%            INTER-TERM BOND                        $10,723.63



Results for the Retail  Shares  reflect  payment of a  maximum  sales  charge of
  3% on the $10,000 investment with dividends and capital gains reinvested. Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and capital gains.
Past performance is not predictive of future performance.
Government Securities Portfolio Institutional Shares for the period
        October 8, 1993 (inception) through December 31, 1999.
Government Securities Portfolio Retail Shares for the period
        January 13, 1998 (inception) through December 31, 1999.

CAPITAL APPRECIATION INSTITUTIONAL PORTFOLIO

  [GRAPHIC OMITTED]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CAPITAL APPRECIATION INSTITUTIONAL PORTFOLIO AND THE RUSSELL 2000

AVG. ANNUAL RETURN                           12/31/99 VALUE
------------------                 ------------------------------------
1 YEAR       4.34%
5 YEAR      13.07%              CAPITAL APPRECIATION INSTITUTIONAL  $16,934.45
INCEPTION    7.83%              RUSSELL 2000                        $25,339.22


--------------------------------------------------------------------------------
CAPITAL APPRECIATION RETAIL PORTFOLIO

  [GRAPHIC OMITTED]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CAPITAL APPRECIATION RETAIL PORTFOLIO AND THE RUSSELL 2000

 RETURN *                                     12/31/99 VALUE
------------------                 ------------------------------------
1 YEAR       3.97%
5 YEAR                          CAPITAL APPRECIATION RETAIL         $10,061.97
INCEPTION    2.67%              RUSSELL 2000                        $11,863.08



Results for Retail  Shares  reflect  payment of a maximum sales charge of 4.5%
  on the $10,000 investment with dividends and capital gains reinvested. Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and capital gains.
Past performance is not predictive of future performance.
Capital Appreciation Portfolio Institutional Shares for the period
        January 4, 1993 (inception) through December 31, 1999.
Capital Appreciation Portfolio Retail Shares for the period
        January 7, 1998 (inception) through December 31, 1999.

INTERMEDIATE GOVERNMENT BOND INSTITUTIONAL PORTFOLIO

  [GRAPHIC OMITTED]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
          INTERMEDIATE GOVERNMENT BOND INSTITUTIONAL PORTFOLIO AND THE
                  MERRILL LYNCH U.S. TREASURY INTER-TERM INDEX


AVG. ANNUAL RETURN                            12/31/99 VALUE
------------------            ------------------------------------------
1 YEAR       2.03%            INTERMEDIATE GOVERNMENT BOND INSTIT.   $16,008.97
5 YEAR       5.89%             MERRILL LYNCH U.S. TREASURY
INCEPTION    5.60%            INTER-TERM BOND                        $17,286.83

--------------------------------------------------------------------------------

INTERMEDIATE GOVERNMENT BOND RETAIL PORTFOLIO

  [GRAPHIC OMITTED]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              INTERMEDIATE GOVERNMENT BOND RETAIL PORTFOLIO AND THE
                  MERRILL LYNCH U.S. TREASURY INTER-TERM INDEX


 RETURN  *                              12/31/99 VALUE
------------------            ------------------------------------------
1 YEAR       1.74%            INTERMEDIATE GOVERNMENT BOND RETAIL    $10,362.08
5 YEAR                        MERRILL LYNCH U.S. TREASURY
INCEPTION    3.49%            INTER-TERM BOND                        $10,723.63


Results for Retail Shares  reflect  payment of a maximum sales charge of 3% on the $10,000 investment with dividends and capital gains reinvested.
Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and capital gains.
Past performance is not predictive of future performance.
Intermediate Government Bond Portfolio Institutional Shares for the period
        May 15, 1991 (inception) through December 31, 1999.
Intermediate Government Bond Portfolio Retail Shares for the period
        January 27, 1998 (inception) through December 31, 1999.

INTERNATIONAL INSTITUTIONAL PORTFOLIO

  [GRAPHIC OMITTED]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN INTERNATIONAL INSTITUTIONAL PORTFOLIO AND THE MORGAN STANLEY INTERNATIONAL


AVG. ANNUAL RETURN                        12/31/99 VALUE
------------------            ------------------------------------------
1 YEAR        17.38%           INTERNATIONAL INSTITUTIONAL PORTFOLIO $13,698.40
5 YEAR            -            MORGAN STANLEY INTERNATIONAL          $15,106.39
INCEPTION     10.17%


--------------------------------------------------------------------------------
INTERNATIONAL RETAIL PORTFOLIO

  [GRAPHIC OMITTED]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN INTERNATIONAL RETAIL PORTFOLIO AND THE MORGAN STANLEY INTERNATIONAL


    RETURN*                             12/31/99 VALUE
------------------            ------------------------------------------
1 YEAR       17.11%           INTERNATIONAL RETAIL PORTFOLIO        $12,292.02
5 YEAR                        MORGAN STANLEY INTERNATIONAL          $14,892.70
INCEPTION    13.59%


Results for Retail  Shares  reflect  payment of a maximum sales charge of 4.5%
  on the $10,000  investment  with  dividends  and capital gains  reinvested.
Average annual  return  does  not  include   payment  of  a  sales  charge  and
assumes reinvestment of dividends and capital gains.
Past performance is not predictive of future  performance.
International  Portfolio  Institutional  Shares for the period  October  1, 1996
     (inception)  through December  31,  1999.
International Portfolio Retail Shares for the period January 7, 1998 (inception) through December 31, 1999.

                               STRATUS FUND, INC.
                             Schedule of Investments
                               December 31, 1999

                                GROWTH PORTFOLIO

                                                      Percent
                                                      of Net             Market
 Shares                 COMMON STOCK - 97.30%         Assets              Value
 ------                 ---------------------         ------              -----

           Aerospace/Defense                           2.00%
           -----------------
 24,000    Honeywell International, Inc.                             $1,384,500

           Broadcasting/Media                          1.19%
           ------------------
 15,000    Tribune Company                                              825,938

           Chemicals                                   1.38%
           ---------
 25,000    Great Lakes Chemical Corp                                    954,688

           Computer Related                           10.38%
           ----------------
  7,000    Analog Devices, Inc.*                                        651,000
  9,000    Cisco Systems, Inc.*                                         964,125
 10,000    International Business Machine Corp.                       1,080,000
 22,000    Microsoft Corp.*                                           2,568,500
 20,000    Parametric Technology, Inc.*                                 541,250
 18,000    Sun Microsystems, Inc.*                                    1,393,875
                                                                      ---------
                                                                      7,198,750

           Electronics                                 9.10%
           -----------
 18,000    Intel Corp.                                                1,481,625
 25,000    JD Edwards & Co.*                                            746,875
 11,000    Phillips Electric                                          1,485,000
  9,000    Solectron Corp.*                                             856,125
 18,000    Texas Instruments, Inc.                                    1,743,750
                                                                      ---------
                                                                      6,313,375

           Entertainment/Leisure                       2.07%
           ---------------------
 30,000    Carnival Corp. Class A                                     1,434,375

           Financial Services                          6.71%
           ------------------
 11,000    American Express, Co.                                      1,828,750
 28,000    Citigroup, Inc.                                            1,555,750
 30,000    SLM Holding Corp.                                          1,267,500
                                                                      ---------
                                                                      4,652,000

                               STRATUS FUND, INC.
                       Schedule of Investments (Continued)
                               December 31, 1999

                                GROWTH PORTFOLIO

                                                     Percent
                                                      of Net            Market
 Shares                                               Assets             Value
--------                                             -------            ------
           Forest Products/Paper                       1.69%
           ---------------------
 18,000    Kimberly Clark Corp                                       $1,174,500

           Industrial Services                         2.06%
           -------------------
 20,000    Ecolab, Inc.                                                 782,500
  5,000    Corning, Inc.                                                644,688
                                                                        -------
                                                                      1,427,188

           Insurance                                   4.31%
           ---------
 18,000    American General Corp.                                     1,365,750
 15,000    American International Group                               1,621,875
                                                                      ---------
                                                                      2,987,625
           Iron/Steel                                  1.98%
           ----------
 25,000    Nucor Corp.                                                1,370,313


           Machine/Tools                               4.70%
           -------------
 30,000    Dover Corp                                                 1,361,250
 15,000    Applied Materials, Inc.*                                   1,900,313
                                                                      ---------
                                                                      3,261,563

           Multimedia                                  0.84%
           ----------
  8,000    Time Warner, Inc.                                            579,500

           Manufacturing                               4.31%
           -------------
 11,000    General Electric Co.                                       1,702,250
 33,000    Tyco International Ltd.                                    1,282,875
                                                                      ---------
                                                                      2,985,125

           Medical Supplies/Service                    3.09%
           ------------------------
 20,000    Baxter International, Inc.                                 1,256,250
 12,000    Cardinal Health, Inc.                                        574,500
  6,000    Visx, Inc.                                                   310,500
                                                                        -------
                                                                      2,141,250

                               STRATUS FUND, INC.
                       Schedule of Investments (Continued)
                               December 31, 1999

                                GROWTH PORTFOLIO

                                                       Percent
                                                      of Net             Market
 Shares                                               Assets             Value
--------                                             -------            ------
           Metals/Mining                               2.63%
           -------------
 22,000    Alcoa, Inc.                                               $1,826,000

           Oil Company-Integrated                      4.30%
           ----------------------
 37,000    Exxon Corp.                                                2,980,809

           Packaging/Container                         2.10%
           -------------------
 20,000    Avery Dennison                                             1,457,500

           Paper/Related Products                      1.13%
           ----------------------
 14,000    International Paper                                          790,125

           Pharmaceutical/Medical                      4.37%
           ----------------------
 18,000    Bristol-Myers Squibb, Co.                                  1,155,375
  8,000    Eli Lilly, Co.                                               532,000
 20,000    Merck & Company, Inc.                                      1,341,250
                                                                      ---------
                                                                      3,028,625

           Retail Store/Apparel                        1.59%
           --------------------
 15,000    Dayton Hudson                                              1,101,563

           Retail Store                                6.10%
           ------------
 26,000    Circuit City Stores-Circuit City Group*                    1,171,625
 16,000    Costo Companies, Inc.                                      1,460,000
 40,000    CVS Corp.                                                  1,597,500
                                                                      ---------
                                                                      4,229,125

           Telecommunications                          8.35%
           ------------------
 14,000    GTE Corp.                                                    987,875
 22,000    Nortel Networks Corp.                                      2,222,000
 20,000    Vodapone Airtough PLC                                        990,000
 30,000    MCI Worldcom, Inc.*                                        1,591,875
                                                                      ---------
                                                                      5,791,750

                               STRATUS FUND, INC.
                       Schedule of Investments (Continued)
                               December 31, 1999

                                GROWTH PORTFOLIO

                                                     Percent
                                                      of Net             Market
 Shares                                               Assets              Value
--------                                             -------            ------
           Telecommunications Equipment                8.92%
           ----------------------------
 14,000    Nokia Corp.                                               $2,660,000
 20,000    Qualcomm, Inc.                                             3,522,500
                                                                      ---------
                                                                      6,182,500

           Transportation                              1.17%
           --------------
 50,000    Southwest Airlines Co.                                       809,375

           Utilities/Telecommunication                 0.83%
           ---------------------------
  7,000    Alltel Corp                                                  578,813
                                                                        -------


           Total investment in securities
             (cost $46,584,224)                       97.30%        $67,466,875
           Cash equivalents                            3.54%          2,478,798
           Other assets, less liabilities             (0.84%)          (605,106)
                                                      -------       -----------
           NET ASSETS                                100.00%        $69,340,567
                                                     =======        ===========

*Indicates nonincome-producing security

                                  STRATUS FUND
                             SCHEDULE OF INVESTMENTS
                               December 31, 1999

                         GOVERNMENT SECURITIES PORTFOLIO


                                                            Percent
Principal                                                    of Net     Market
 Amount            U.S. Government Securities                Assets      Value
----------     ---------------------------------           ---------  ----------
$1,000,000    Federal Home Loan Bond 6.90% due 8/23/04       78.42%    $989,787
 2,000,000    Federal Home Loan Bond 6.055% due 10/15/02              1,969,672
 2,000,000    Federal Home Loan Bond 5.80% due 8/24/01                1,976,198
 1,000,000    Federal National Mtg. Assn. 6.2%  due 6/6/00            1,000,070
 2,000,000    Federal National Mtg. Assn. 6.35%  due 6/10/05          1,952,790
 1,000,000    Federal National Mtg. Assn. 5.10%  due 11/29/00           988,791
 3,000,000    U.S. Treasury Note 6.50% due 5/31/01                    3,013,594
 2,000,000    U.S. Treasury Bond 6.625% due 3/31/02                   2,014,063
 3,000,000    U.S. Treasury Bond 6.375% due 1/15/00                   3,000,000
 3,000,000    U.S. Treasury Bond 5.75% due 8/15/03                    2,941,406
 3,000,000    U.S. Treasury Bond 5.75% due 10/31/00                   2,993,906
 2,000,000    U.S. Treasury Bond 5.50% due 12/31/00                   1,988,750
                                                                      ---------
                                                                     24,829,027

              Corporate Bonds                                17.02%
              ---------------
 1,000,000    Ford Motor Credit 6.70% due 7/16/04                       979,345
 1,000,000    Northern Trust Company 6.625% due 10/01/02                980,429
 1,500,000    Wachovia 6.7% due 6/21/04                               1,478,042
 1,000,000    Walmart 6.55% due 8/10/04                                 984,408
 1,000,000    Xerox Europe 5.75% due 5/15/02                            965,076
                                                                        -------
                                                                      5,387,300

              Total investment in securities
                    (cost $30,438,481)                       95.44% $30,216,327
              Cash equivalents                                3.14%     993,119
              Other assets, less liabilities                  1.42%     452,153
                                                            -------     -------
              TOTAL NET ASSETS                              100.00% $31,661,599
                                                            ======= ===========

                                  STRATUS FUND
                             Schedule of Investments
                               December 31, 1999

                         CAPITAL APPRECIATION PORTFOLIO

                                                             Percent
                                                              of Net     Market
 Shares                 COMMON STOCK - 93.88%                 Assets      Value
 ------                 ---------------------                 ------      -----

           Aerospace/Defense                                  1.70%
           -----------------
  5,000    Primex Technologies, Inc.                                   $103,750

           Airlines                                           2.39%
           --------
  5,200    SkyWest, Inc.                                                145,600

           Broadcasting/Media                                 1.19%
           ------------------
  4,000    Ackerley Group, Inc.                                          72,500

           Commercial Services                                2.21%
           -------------------
 10,000    Mail-Well, Inc.*                                             135,000

           Computer Related                                  30.56%
           ----------------
  1,500    Advent Software*                                              96,656
  4,000    Affiliated Computer, Inc.*                                   184,000
  6,000    Complete Business Solutions, Inc.*                           150,750
  7,000    Ciber, Inc.*                                                 192,500
  9,000    Dianon Systems, Inc.*                                        123,750
  2,600    Micros Systems, Inc.*                                        192,400
  1,300    Mercury Interactive Corp*                                    140,319
  2,500    PSINet, Inc.*                                                154,375
  5,500    Symantec Corp.*                                              322,438
  4,000    Transaction Systems*                                         112,000
  5,000    Veritas DGC, Inc.*                                            70,000
  3,500    Wind River Systems, Inc.*                                    128,188
                                                                        -------
                                                                      1,867,373

           Cosmetics/Personal Care                            0.98%
           -----------------------
  5,000    Orthodontic Centers of America, Inc.*                         59,688

           Electrical Equipment                               4.18%
           --------------------
  6,000    C & D Tech, Inc.                                             255,000

                                  STRATUS FUND
                       Schedule of Investments (continued)
                               December 31, 1999

                         CAPITAL APPRECIATION PORTFOLIO

                                                           Percent
                                                            of Net        Market
 Shares                                                     Assets        Value
--------                                                   -------       ------
           Electronics                                        2.55%
           -----------
  3,500    Technitrol, Inc.                                            $155,750

           Educational Services                               1.06%
           --------------------
  5,000    Sylvan Learning Systems*                                      65,000

           Financial Services                                 8.59%
           ------------------
  4,000    Cullen/Frost Bankers, Inc.*                                  103,000
  6,000    Oriental Financial Group                                     132,375
  1,500    SEI Investments, Co.                                         178,523
  4,000    Southwest Securities Group, Inc.*                            109,500
                                                                        -------
                                                                        523,398

           Food/Berverage/Tobacco                             2.47%
           ----------------------
  9,000    U.S. Foodservice*                                            150,750

           Food Processing                                    1.11%
           ---------------
  5,600    Pilgrims Pride Corp                                           46,550
  3,300    Pilgrims Pride Corp-Class A                                   21,244
                                                                         ------
                                                                         67,794

           Household Products/Wares                           3.22%
           ------------------------
  3,250    Ethan Allen Interiors, Inc.                                  104,203
  6,000    Shaw Industries, Inc.*                                        92,625
                                                                         ------
                                                                        196,828

           Human Resources                                    2.43%
           ---------------
  6,000    Interim Services*                                            148,500

           Iron/Steel                                         1.24%
           ----------
  4,000    Ak Steel Holding Corp.                                        75,500

                                  STRATUS FUND
                       Schedule of Investments (continued)
                               December 31, 1999

                         CAPITAL APPRECIATION PORTFOLIO

                                                            Percent
                                                            of Net        Market
 Shares                                                     Assets        Value
--------                                                   -------       ------

           Manufacturing                                      3.90%
           -------------
  6,000    Ispat International                                           96,750
  3,000    USG Corp.                                                    141,375
                                                                        -------
                                                                        238,125

           Medical Supplies/Services                          2.68%
           -------------------------
  7,000    Renal Care Group, Inc.*                                     $163,625

           Oil Refining & Marketing                           1.14%
           ------------------------
  6,000    Tesoro Petroleum Corp*                                        69,375

           Pharmaceutical/Medical                             6.16%
           ----------------------
  5,000    Advance Paradigm, Inc.*                                      107,813
  1,400    IDEC Pharmaceuticals Corp*                                   137,550
  3,000    Jones Pharma, Inc.                                           130,313
                                                                        -------
                                                                        375,676

           Publishing/Printing                                0.71%
           -------------------
  2,900    Consolidated Graphics*                                        43,319

           Retail Store                                      11.37%
           ------------
  4,000    Ann Taylor Stores*                                           137,750
  7,000    BJ's Wholesale Club*                                         255,500
  6,200    Zale Corp.*                                                  299,925
                                                                        -------
                                                                        693,175

           Utilities-Electric                                 2.04%
           ------------------
  5,500    Empire District Electric Co                                  124,438
                                                                        -------


           Total investment in securities
             (cost $4,520,765)                               93.88%  $5,730,164
           Cash equivalents                                   6.15%     375,452
           Other assets, less liabilities                    (0.03%)     (2,207)
                                                           -------      -------
           NET ASSETS                                       100.00%  $6,103,409
                                                           =======   ==========

*Indicates nonincome-producing security

                                  STRATUS FUND
                             Schedule of Investments
                               December 31, 1999


                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                                            Percent
Principal                                                   of Net        Market
 Amount           Government Agency Bonds                   Assets        Value
---------      ------------------------------              -------       -------
$100,000    U.S. Treasury Bill 4.84% due 1/13/00             93.88%     $99,840
 500,000    U.S. Treasury Bond 6.25% due 1/31/02                        499,922
 500,000    U.S. Treasury Bond 7.125% due 2/29/00                       501,484
 500,000    U.S. Treasury Bond 6.125% due 7/31/00                       500,859
 500,000    U.S. Treasury Bond 6.25% due 10/31/01                       500,079
                                                                      ---------
                                                                      2,102,184

             Total investment in securities
                 (cost $2,101,268)                           93.88%  $2,102,184
             Cash equivalents                                 4.25%      95,091
             Other assets, less liabilities                   1.87%      42,066
                                                             -----   ----------
             TOTAL NET ASSETS                               100.00%  $2,239,341
                                                           =======   ==========

                                  STRATUS FUND
                             Schedule of Investments
                               December 31, 1999

                             INTERNATIONAL PORTFOLIO
                                                            Percent
                                                             of Net       Market
 Shares                 Common Stock - 98.83%               Assets        Value
 ------                 ---------------------               ------        -----

          Auto/Truck/Parts                                    3.11%
          ----------------
    950   Bridgestone Corp. ADR                                        $208,832
  4,300   Hino Motors Ltd ADR*                                          142,836
                                                                        -------
                                                                        351,668

          Chemicals                                           2.67%
          ---------
  4,200   Imperial Chemical                                             178,763
  3,900   Quimica Minera Chili SA ADR                                   123,094
                                                                        -------
                                                                        301,857

          Comercial Services                                  5.05%
          ------------------
  2,600   Secom Limited ADR                                             571,540

          Computer Related                                   11.32%
          ----------------
  2,000   Equant NV*                                                    224,000
  2,000   Fujitsu Limited ADR                                           455,278
  6,100   Sap Ag*                                                       317,581
  2,100   TDK Corp                                                      284,156
                                                                        -------
                                                                      1,281,015

          Diversified Operations                              6.43%
          ----------------------
  7,919   Barlow Ltd ADR                                                 56,972
 15,600   Vivendi Sp ADR                                                280,352
 20,800   Kawasaki Industries Ltd ADR                                   110,548
  2,000   Telecom Italia ADR                                            280,000
                                                                        -------
                                                                        727,872

          Electronics                                         5.16%
          -----------
  1,100   Matsushita Electric Industry Co., Ltd ADR                     306,900
  1,200   Omron Corp ADR                                                276,684
                                                                        -------
                                                                        583,584

                                  STRATUS FUND
                       Schedule of Investments (Continued)
                               December 31, 1999

                             INTERNATIONAL PORTFOLIO

                                                            Percent
                                                            of Net        Market
 Shares                                                     Assets        Value
--------                                                    ------        -----

          Financial Services                                 21.45%
          ------------------
  6,000   Allied Irish Banks ADR                                       $126,750
  2,500   Barclays Plc ADR                                              287,813
 10,485   Banco Frances Del Rio De La Plata S.A. ADR                    248,363
  4,000   Banque National Paris ADR                                     367,245
  2,800   Deutsche Bank ADR                                             235,321
  8,000   San Paolo IMI Spa                                             219,000
  3,050   National Australia Bank Ltd ADR                               232,563
  7,000   Societe Generale ADR                                          324,146
  1,500   Sumitomo Bank ADR                                             205,022
  6,000   Uniao De Bancos S.A.                                          180,750
                                                                        -------
                                                                      2,426,973

          Holding Company                                     1.15%
          ---------------
 12,805   South Africa Brewing ADR                                      130,181

          Index Series                                        1.67%
          ------------
  4,600   Webs-Italy Index Series                                       115,000
  8,000   Webs-Singapore Index Series                                    73,500
                                                                         ------
                                                                        188,500

          Insurance                                           5.51%
          ---------
  5,596   Allied Zurich Plc ADR                                         132,401
  2,024   Aegon N.V. ADR                                                193,292
  3,300   Axa Spon ADR*                                                 234,300
  5,500   Liberty Life Association of Africa ADR                         63,418
                                                                         ------
                                                                        623,411

          Machinery/Equipment                                 2.12%
          -------------------
  1,000   Mannesmann Ag Spon ADR                                        240,052

                                  STRATUS FUND
                       Schedule of Investments (Continued)
                               December 31, 1999

                             INTERNATIONAL PORTFOLIO

                                                            Percent
                                                             of Net     Market
 Shares                                                      Assets      Value
--------                                                    -------      ------

          Manufacturing                                       1.77%
          -------------
 14,200   Olympus Opitcal ADR                                           200,469

          Medical Supplies/Services                           4.94%
          -------------------------
    700   Banyu Pharmacuetical Ltd ADR                                 $216,794
  2,000   Roche Holdings Ltd ADR*                                       236,142
  1,650   Smithkline Beecham ADR                                        106,322
                                                                        -------
                                                                        559,258

          Metals/Mining                                       1.09%
          -------------
  5,000   SKF AB Spon ADR                                               123,750

          Oil-Field Services                                  1.20%
          ------------------
  7,600   Petroleum Geo Services ADR*                                   135,375

          Oil Exploration/Production                          1.22%
          --------------------------
  2,000   Total SA Sponsor ADR                                          138,500

          Oil/Gas Drilling                                    2.93%
          ----------------
  2,000   Eni Spa ADR                                                   110,250
  4,500   Shell Transport & Trading Company ADR                         221,625
                                                                        -------
                                                                        331,875

          Oil Company-Integrated                              2.70%
          ----------------------
 11,900   Petrolio Brasileiro ADR                                       305,211

          Pharmaceutical/Medical                              2.97%
          ----------------------
  4,600   Novartis AG ADR                                               335,934

                                  STRATUS FUND
                       Schedule of Investments (Continued)
                               December 31, 1999

                             INTERNATIONAL PORTFOLIO

                                                             Percent
                                                              of Net     Market
 Shares                                                       Assets      Value
--------                                                     -------     ------

          Publishing/Printing                                2.15%
          -------------------
 10,200   Elsevier NV Spon ADR                                          243,525

          Real Estate                                        3.02%
          -----------
 24,958   City Developments Ltd ADR                                     146,062
 15,400   Chueng Kong Holdings Ltd ADR                                  195,632
                                                                        -------
                                                                        341,694

          Retail Store                                       3.60%
          ------------
 12,884   Cifra SA ADR                                                 $258,222
  5,000   Mauri Co. Ltd ADR*                                            149,089
                                                                        -------
                                                                        407,311

          Telecommunications                                 4.14%
          ------------------
  5,900   Cia de Telecommunications de Chile Sa ADR                     107,675
  3,600   Telecom Corporation of New Zealand                            138,600
  3,000   Swisscom Spon ADR                                             121,500
  2,000   Vodafone Airtouch Plc Sponsored Adr                            99,000
                                                                         ------
                                                                        466,775

          Utlities-Electric                                  1.46%
          -----------------
  5,900   Scottishpower Plc ADR                                         165,200
                                                                        -------

          Total investment in securities (cost $9,587,060)  98.83%  $11,181,530
          Cash equivalents                                   1.44%      141,548
          Other Assets, less liabilities                    (0.27%)      (8,815)
                                                            ------- -----------
          TOTAL NET ASSETS                                 100.00%  $11,314,263
                                                           =======  ===========

* Indicates non-income producing security.


                               STRATUS FUND, INC.
                       Statement of Assets and Liabilities
                               December 31, 1999
                                   (Unaudited)


                                                                              Government        Capital
                                                                 Growth       Securities     Appreciation
Assets:                                                        Portfolio      Portfolio        Portfolio
                                                              -------------  -------------   --------------
     Investments in securities, at market value
      (cost $46,584,224, $30,438,481 and $4,520,765)           $67,466,875    $30,216,327       $5,730,164
     Cash equivalents                                            2,478,798        993,119          375,452
     Accrued interest and dividends receivable                      52,283        485,487            3,151
     Receivable for securities sold                              1,074,538              -               -
     Receivable for fund shares sold                                58,987         46,615           16,225
                                                                   -------        -------           ------
         Total assets                                           71,131,481     31,741,548        6,124,992
                                                               ===========    ===========        =========

Liabilities:
     Accrued expenses, including investment
       management and distribution expense payable to
       adviser, administrator and distributor                       58,925         21,821            9,025
     Payable for securities purchased                            1,599,333              -                -
     Commissions payable for fund shares sold                          134              -               33
     Payable for fund shares redeemed                              132,522         58,128           12,525
         Total liabilities                                       1,790,914         79,949           21,583
                                                                ----------        -------           ------
Net assets applicable to outstanding capital stock             $69,340,567    $31,661,599       $6,103,409
                                                              ============   ============       ==========

Net assets are represented by:
     Capital stock outstanding                                      $3,742         $3,277             $438
     Additional paid-in capital                                 49,264,985     32,315,250        6,013,146
     Accumulated undistributed net investment income(loss)         (17,698)           128          (49,095)
     Accumulated net realized gain/(loss) on investments          (793,111)      (434,902)      (1,070,479)
     Unrealized appreciation (depreciation)                     20,882,649       (222,154)       1,209,399
                                                               -----------       ---------       ---------
         Total net assets applicable to shares outstanding     $69,340,567     $31,661,599      $6,103,409
                                                              ============    ============      ==========

Shares outstanding and net asset value per share
     Institutional Shares of Capital Stock Outstanding           3,660,223      3,254,961          424,020
     Net Asset Value per share - Institutional Shares               $18.53          $9.66           $13.94
                                                                    ======          =====           ======
     Retail Shares of Capital Stock Outstanding                     81,490         21,741           13,873
     Net Asset Value per share - Retail Shares                      $18.49          $9.66           $13.87
                                                                    ======          =====           ======

See accompanying notes to financial statements.


                               STRATUS FUND, INC.
                       Statement of Assets and Liabilities
                               December 31, 1999
                                    (Unaudited)

                                                       Intermediate
                                                        Government
                                                           Bond       International
Assets:                                                 Portfolio       Portfolio
                                                       -------------  ---------------
      Investments in securities, at market value
       (cost $2,101,268 and $9,587,060 respectively)     $2,102,184      $11,181,530
      Cash equivalents                                       95,091          141,548
      Accrued interest and dividends receivable              44,495            8,878
      Receivable for fund shares sold                             -            8,834
                                                        -----------      -----------
          Total assets                                   $2,241,770      $11,340,790
                                                        ===========      ===========

Liabilities:
      Accrued expenses, including investment
        management and distribution expense payable to
        adviser, administrator and distributor                2,429           14,123
      Payable for commissions on shares sold                      -                7
      Payable for fund shares redeemed                            -           12,397
                                                             ------           ------
          Total liabilities                                   2,429           26,527
Net assets applicable to outstanding capital stock       $2,239,341      $11,314,263

Net assets are represented by:
      Capital stock outstanding, at par                        $215             $941
      Additional paid-in capital                          2,343,547        9,575,782
      Accumulated undistributed net investment income            25              116
      Accumulated net realized gain/(loss) on investments  (105,362)         142,955
      Unrealized appreciation                                   916        1,594,469
                                                               ----        ---------
          Total net assets applicable to
             shares outstanding                          $2,239,341      $11,314,263

Shares outstanding and net asset value per share
      Institutional Shares of Capital Stock Outstanding     214,113          926,601
      Net Asset Value per share - Institutional Shares       $10.39           $12.03
                                                             ======           ======
      Retail Shares of Capital Stock Outstanding              1,378           13,918
      Net Asset Value per share - Retail Shares              $10.39           $12.03
                                                             ======           ======

See accompanying notes to financial statements.


                               STRATUS FUND, INC.
                             Statement of Operations
                       Six Months Ended December 31, 1999
                                   (Unaudited)

                                                                           Intermediate
                                                   Government   Capital    Government
                                         Growth    Securities Appreciation   Bond     International
                                       Portfolio   Portfolio   Portfolio   Portfolio  Portfolio
                                       ----------- ----------------------- ---------- -----------
Investment income:
   Dividends                             $227,759   $       -     $11,240    $     -     $98,504
   Interest                               114,926     983,563       8,510     77,446       5,342
                                         --------    --------      ------    -------       -----
        Total investment income           342,685     983,563      19,750     77,446     103,846
                                         --------    --------     -------    -------     -------

Expenses:
   Investment advisory fees               244,366      80,971      13,461      8,280      65,040
   Administration Fees                     81,410      40,475       7,362      3,186      14,124
   Distribution Expenses - Retail Class     2,007         289         323         22         249
   Accounting                               6,306       5,307       4,513      4,732       4,957
   Custodial fees                               -           -       4,941      1,519           -
   Securities Pricing                       3,593           -       3,446          -       4,541
   Other operating expenses                22,887       9,366         367        182       4,413
                                          -------      ------        ----       ----       -----
       Total expenses                     360,569     136,408      34,413     17,921      93,324
                                         --------    --------     -------    -------      ------
        Net investment income (loss)     ($17,883)   $847,155    ($14,663)   $59,525     $10,522
                                         =========  =========    =========  ========     =======

Realized and unrealized gain (loss) on
   investments:
   Net realized gain (loss)            $1,283,090   $       -   ($209,035)   $10,310    $511,136
   Net unrealized appreciation
   (depreciation)
        Beginning of period            15,373,853     195,132     628,426     34,475     859,319
        End of period                  20,882,649    (222,154)  1,209,399        916   1,594,470
                                      -----------   ---------  ----------       ----   ---------
          Net unrealized appreciation
               (depreciation)           5,508,796    (417,286)    580,973    (33,559)    735,151
                                        ---------   ---------   --------    --------     -------
          Net realized and unrealized
            gain on investments         6,791,886    (417,286)    371,938    (23,249)  1,246,287
                                       ----------    ---------   --------   --------  ----------

Net increase in net assets
   resulting from operations           $6,774,003    $429,869    $357,275    $36,276  $1,256,809
                                       ==========    ========   =========    =======  ==========

See accompanying notes to financial statements.

                               STRATUS FUND, INC.
                       Statements of Changes in Net Assets
                     Six Months Ended December 31, 1999 and
                          the Year Ended June 30, 1999

                                                                          Government
                                                 Growth                   Securities
                                                Portfolio                  Portfolio
                                      --------------------------  ------------------------
                                      Period Ended   Year Ended   Period Ended   Year Ended
                                     Dec. 31, 1999 June 30, 1999 Dec. 31, 1999 June 30, 1999
                                       -----------   ------------  -----------  -----------
Operations:
    Net investment income               ($17,883)      $191,951     $847,155   $1,539,461
    Net realized gain (loss)
     on investm                        1,283,090      7,751,958            -        4,501
    Unrealized appreciation
     (depreciati                       5,508,796      1,126,687     (417,286)    (241,357)
                                       ----------   ------------  -----------  -----------
         Net increase in net assets
           resulting from operations   6,774,003      9,070,596      429,869    1,302,605
                                      -----------   ------------  -----------  -----------

Distributions to shareholders from:
    Net investment income
         Institutional Class                   -        192,811      842,429    1,533,764
         Retail Class                          -            201        4,866        8,326
                                      -----------   ------------  -----------  -----------
                                               -        193,012      847,296    1,542,090

    Net realized gains
         Institutional Class           9,343,864      5,324,844            -            -
         Retail Class                    197,369         85,354            -            -
                                      -----------   ------------  -----------  -----------
                                       9,541,233      5,410,198            -            -
                                      -----------   ------------  -----------  -----------
           Total Distribution          9,541,233      5,603,210      847,296    1,542,090

Capital share transactions:
    Proceeds from sales                3,894,107     11,447,294    5,898,945   10,167,190
    Payment for redemptions           (5,827,767)   (17,142,994)  (4,060,895) (12,344,733)
    Reinvestment of net investment
      income and net realized
      gain distributions
      at net asset value               7,737,525      4,651,155      752,471    1,398,687
                                      -----------   ------------  -----------  -----------
         Total increase from capital
           share transactions          5,803,865     (1,044,545)   2,590,520     (778,856)
                                      -----------   ------------  -----------  -----------
        Total increase (decrease)
         in net assets                 3,036,636      2,422,841    2,173,093   (1,018,341)

Net Assets:
    Beginning of period               66,303,931     63,881,090   29,488,505   30,506,846
                                      -----------   ------------  -----------  -----------
    End of period                    $69,340,567    $66,303,931  $31,661,598  $29,488,505
                                      ===========   ============  ===========  ===========

See accompanying notes to financial statements.

                               STRATUS FUND, INC.
                       Statements of Changes in Net Assets
                     Six Months Ended December 31, 1999 and
                          the Year Ended June 30, 1999

                                                                   Intermediate
                                             Capital                 Government
                                           Appreciation                 Bond
                                            Portfolio                Portfolio
                                     -----------------------  -----------------------
                                    Period Ended  Year Ended   Period Ended   Year Ended
                                   Dec. 31, 1999 June 30, 1999 Dec. 31, 1999 June 30, 1999
                                   ------------- ------------  -------------  -----------

Operations:
    Net investment income (loss)        (14,663)    ($34,679)    $59,525     $170,460
    Net realized gain (loss)
     on investments                    (209,035)    (860,212)     10,310          205
    Unrealized appreciation
     (depreciation)                     580,973      (85,765)    (33,559)     (19,797)
                                     ----------  -----------  ----------   ----------
         Net increase (decrease) in
          net assets
           resulting from operations    357,275     (980,656)     36,276      150,868
                                     ----------  -----------  ----------   ----------

Distributions to shareholders from:
    Net investment income
         Institutional Class                  -            -      59,193      169,995
         Retail Class                         -            -         330        1,170
                                     -----------------------  ----------   ----------
                                              -            -      59,523      171,165

    Net realized gains
         Institutional Class                  -       23,255           -            -
         Retail Class                         -          860           -            -
                                     ----------  -----------  ----------   ----------
                                              -       24,115           -            -
                                     ----------  -----------  ----------   ----------
            Total Distribution                -       24,115      59,523      171,165

Capital share transactions:
    Proceeds from sales                 565,495    2,166,995       8,577       34,934
    Payment for redemptions          (1,048,959)  (4,351,054)   (875,024)  (1,141,218)
    Reinvestment of net investment
      income and net realized gain
      distributions
      at net asset value                      -       23,641      57,560      160,117
                                     ----------  -----------  ----------   ----------
         Total increase from capital
           share transactions          (483,464)  (2,160,418)   (808,887)    (946,167)
                                     ----------  -----------  ----------   ----------
         Total decrease in net assets  (126,189)  (3,165,189)   (832,135)    (966,464)

Net Assets:
    Beginning of period               6,229,598    9,394,787   3,071,476    4,037,940
                                     ----------  -----------  ----------   ----------
    End of period                    $6,103,409   $6,229,598  $2,239,341   $3,071,476
                                     ==========  ===========  ==========   ==========

See accompanying notes to financial statements.

                               STRATUS FUND, INC.
                       Statements of Changes in Net Assets
                     Six Months Ended December 31, 1999 and
                          the Year Ended June 30, 1999


                                               International
                                                 Portfolio
                                         ----------------------------
                                          Period Ended   Year Ended
                                         Dec. 31, 1999 June 30, 1999
                                         ------------  --------------

Operations:
      Net investment income                  $10,522         $51,643
      Net realized gain on investments       511,136         689,531
      Unrealized appreciation (depreciation) 735,151        (682,947)
                                         ------------    ------------
           Net increase in net assets
             resulting from operations     1,256,809          58,226
                                         ------------    ------------

Distributions to shareholders from:
      Net investment income
           Institutional Class                10,558          51,751
           Retail Class                            -             237
                                          ------------    ------------
                                              10,558          51,988

      Net realized gains
           Institutional Class               838,671         204,146
           Retail Class                       12,343           3,025
                                         ------------    ------------
                                             851,014         207,171
                                         ------------    ------------
             Total Distribution              861,572         259,159

Capital share transactions:
      Proceeds from sales                    860,990       2,843,478
      Payment for redemptions             (2,042,306)     (3,136,480)
      Reinvestment of net investment
        income and net realized
        gain distributions
        at net asset value                   745,580         249,768
                                         ------------    ------------
           Total increase from capital
             share transactions             (435,736)        (43,234)
                                         ------------    ------------
          Total increase (decrease)
            in net assets                    (40,499)       (244,167)

Net Assets:
      Beginning of period                 11,354,762      11,598,929
                                         ------------    ------------
      End of period                      $11,314,263     $11,354,762
                                         ============    ============

See accompanying notes to financial statements.


                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
                   Six Months Ended December 31, 1999 and the
              Years Ended June 30, 1999, 1998, 1997, 1996 and 1995


                      Growth Portfolio- Institutional Class
                      -------------------------------------

                                     Period Ended
                                    Dec. 31, 1999    1999    1998        1997        1996      1995
                                 -----------------  ------   ----        -----       ----      ----
Beginning of period                    $19.51      $18.53   $17.07     $13.67      $11.47     $9.84
                                       ------      ------   ------     ------      ------     -----
Income from investment operations:
     Net investment income               0.00        0.06     0.11       0.22        0.23      0.22
     Net realized and unrealized
       gain (loss)
       on investments                    1.77        2.53     3.45       3.99        2.36      1.72
                                        -----       -----    -----      -----       -----      ----
Total income from investment operations  1.77        2.59     3.56       4.21        2.59      1.94
                                        -----       -----    -----      -----       -----      ----

Less distributions:
Dividends from net investment income     0.00       (0.06)   (0.11)     (0.22)      (0.22)    (0.22)
Distribution from capital gains         (2.75)      (1.55)   (1.99)     (0.59)      (0.17)    (0.09)
                                        ------      ------   ------     ------      ------    ------
     Total distributions                (2.75)      (1.61)   (2.10)     (0.81)      (0.39)    (0.31)
                                        ------      ------   ------     ------      ------    ------

     End of period                     $18.53      $19.51   $18.53     $17.07 (a)  $13.67    $11.47
                                       ------      ------   ------     ------      ------    ------

                                        21.28% (b)  16.34%   22.29%      32.6% (a)   22.6%     20.3%
                                       ------      ------   ------      -----       -----     -----


Net assets, end of period       $67,833,437  $65,011,189 $63,096,914 $46,189,099 $24,627,983 $12,813,352
Ratio of expenses to average
 net assets                              1.10% (b)   1.05%    0.76%      0.72%       0.71%     0.82%
Ratio of net income to average
 net assets                             (0.05%)(b)   0.31%    0.18%      1.46%       1.78%     2.14%
Portfolio turnover rate                 64.53%     194.23%  137.03%     88.53%      92.72%    19.89%

Excludes maximum sales load of 4%
Annualized for those periods less than twelve months in duration.

See accompanying notes to financial statements.


                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
        Six Months Ended December 31, 1999, the Year Ended June 30, 1999
      and the Period from January 7, 1998 (commencement of class shares) to
                                  June 30, 1998

                                                    Growth Portfolio- Retail Class
                                                    ------------------------------

                                           Period Ended                      Period Ended
                                           Dec. 31, 1999          1999      June 30, 1998
                                          --------------        -------     -------------
Net asset value:
    Beginning of period                         $19.51           $18.52         $15.86
                                                -------          -------        ------
    Income from investment operations:
         Net investment income (loss)            (0.03)            0.00           0.04
         Net realized and unrealized gain
           on investments                         1.77             2.47           2.66
                                                  -----            -----          ----
    Total income from investment operations       1.74             2.47           2.70
                                                  -----            -----          ----

    Less distributions:
    Dividends from net investment income          0.00             0.00          (0.04)
    Distribution from capital gains              (2.76)           (1.48)          0.00
                                                 ------           ------         ----
         Total distributions                     (2.76)           (1.48)         (0.04)
                                                 ------           ------         ------

         End of period                          $18.49 (a)       $19.51 (a)     $18.52 (a)
                                                 ------           ------         ------

Total return:                                    20.90% (a)(c)    16.09% (a)     16.89% (a)(b)
                                                 ------           ------         ------

Ratios/Supplemental data:
    Net assets, end of period               $1,507,130       $1,292,742       $784,176
    Ratio of expenses to average net assets       1.40% (c)        1.35%          1.50% (c )
    Ratio of net income (loss) to
     average net assets                          (0.35%)(c)        0.01%          0.13% (c )
    Portfolio turnover rate                      64.53%          194.23%        137.03%

(a)  Excludes maximum sales load of 4%
(b) Total return is not annualized, as it may not be representative of the total return for the year.
(c)  Annualized for those periods less than twelve months in duration.

See accompanying notes to financial statements.



                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
                   Six Months Ended December 31, 1999 and the
              Years Ended June 30, 1999, 1998, 1997, 1996, and 1995

                                           Government Securities Portfolio - Institutional Class
                                           ------------------------------------------------------

                                       Period Ended
                                       Dec. 31, 1999   1999      1998      1997       1996      1995
                                     ---------------   -----     ----      ----       ----      ----
Net asset value:
   Beginning of period                    $9.79        $9.88     $9.72     $9.64       $9.77     $9.40
                                          -----        -----     -----     -----       -----     -----
   Income (loss) from investment
   operations:
        Net investment income              0.26         0.51      0.51      0.51        0.49      0.45
        Net realized and unrealized
          gain (loss)
          on investments                  (0.13)       (0.09)     0.16      0.08       (0.13)     0.37
                                          ------       ------    -----     -----       ------     ----
   Total income (loss) from investment
      operations                           0.13         0.42      0.67      0.59        0.36      0.82
                                           ----        -----     -----     -----       -----      ----

   Less distributions from
        net investment income             (0.26)       (0.51)    (0.51)    (0.51)      (0.49)    (0.45)
                                          ------       ------    ------    ------      ------    ------

        End of period                     $9.66        $9.79     $9.88     $9.72 (a)   $9.64     $9.77
                                          -----        -----     -----     -----       -----     -----

Total return:                              2.61% (b)    4.33%     7.04%      6.3% (a)    3.7%      9.0%
                                          -----        -----     -----      ----        ----      ----

Ratios/Supplemental data:
   Net assets, end of period       $31,451,572  $29,321,012 $30,367,682 $26,533,869  $23,043,163 $13,885,204
   Ratio of expenses to average
    net assets                             0.84% (b)    0.80%     0.82%     0.71%       0.69%     0.80%
   Ratio of net income to average
     net assets                            5.23% (b)    5.13%     5.17%     5.21%       5.04%     4.82%
   Portfolio turnover rate                 8.89%       18.66%     2.07%    27.20%      40.61%    33.88%

(a)  Excludes maximum sales load of 3%
(c) Annualized for those periods less than twelve months in duration.


See accompanying notes to financial statements.


                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
      Six Months Ended December 31, 1999, the Year Ended June 30, 1999 and
       the Period from January 13, 1998 (commencement of class shares) to
                                 June 30, 1998

                                                     Government Securities- Retail Class
                                                     -----------------------------------

                                                  Period Ended                    Period Ended
                                                  Dec. 31, 1999      1999          June 1998
                                                  -------------      ----          ----------
Net asset value:
     Beginning of period                            $9.79            $9.89          $9.97
                                                    ------           ------         -----
     Income from investment operations:
          Net investment income                      0.24             0.48           0.25
          Net realized and unrealized gain (loss)
            on investments                          (0.13)           (0.09)         (0.08)
                                                     ------           ------         ------
     Total income from investment operations         0.11             0.39           0.17
                                                     -----            -----          ----

     Less distributions:
     Dividends from net investment income           (0.24)           (0.49)         (0.25)
     Distribution from capital gains                 0.00             0.00           0.00
                                                     -----            -----          ----
          Total distributions                       (0.24)           (0.49)         (0.25)
                                                     ------           ------         ------

          End of period                             $9.66 (a)        $9.79 (a)      $9.89 (a)
                                                     -----            -----          -----

Total return:                                        2.33% (a)(c)     3.96% (a)      1.58% (a)(b)
                                                     -----            -----          -----

Ratios/Supplemental data:
     Net assets, end of period                   $210,027         $167,494       $139,164
     Ratio of expenses to average net assets         1.14% (c )       1.10%          1.21% (c )
     Ratio of net income to average net assets       4.93% (c )       4.83%          5.49% (c )
     Portfolio turnover rate                         8.89%           18.66%          2.07%

(a)  Excludes maximum sales load of 4%
(b) Total return is not annualized, as it may not be representative of the total return for the year.
(c)  Annualized for those periods less than twelve months in duration.

See accompanying notes to financial statements.


                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
                   Six Months Ended December 31, 1999 and the
              Years Ended June 30, 1999, 1998, 1997, 1996, and 1995

                        Capital Appreciation Portfolio-Institutional Class
                        ---------------------------------------------------

                                  Period Ended
                                   Dec. 31, 1999    1999     1998     1997        1996     1995
                                  --------------    ----    ------    ----        ----     ----
Net asset value:
   Beginning of period                $13.08       $14.39    $14.25   $13.19      $11.23    $8.95
                                      ------       ------    ------   ------      ------    -----
   Income (loss) from
   investment operations:
        Net investment income (loss)   (0.02)       (0.06)     0.03     0.18       (0.19)   (0.15)
        Net realized and unrealized
          gain (loss)
          on investments                0.88        (1.21)     0.86     1.48        2.88     2.62
                                       -----        ------    -----    -----       -----     ----
   Total income (loss) from investment
        operations                      0.86        (1.27)     0.89     1.66        2.69     2.47
                                       -----        ------    -----    -----       -----     ----
   Less distributions from
        net investment income           0.00         0.00     (0.03)   (0.12)       0.00     0.00
   Less distributions from
      capital gain                      0.00        (0.04)    (0.72)   (0.48)      (0.73)   (0.19)
                                       -----        ------    ------   ------      ------   ------
        Total Distributions             0.00        (0.04)    (0.75)   (0.60)      (0.73)   (0.19)
                                       -----        ------    ------   ------      ------   ------

        End of period                 $13.94       $13.08    $14.39   $14.25 (a)  $13.19   $11.23
                                      ------       ------    ------   ------      ------   ------

Total return:                          26.65% (b )  (8.79%)    7.47%    11.7% (a)   26.0%    28.6%
                                      ------       -------    -----    -----       -----    -----

Ratios/Supplemental data:
   Net assets, end of period      $5,910,952  $5,985,704 $9,174,664 $6,732,540 $2,474,470 $748,588
   Ratio of expenses to average
    net assets                          1.15% ( b )  1.11%     0.76%    0.91%       2.84%    2.69%
   Ratio of net income to
    average net assets                 (0.49%)( b ) (0.49%)    0.18%    1.31%      (1.54%)  (1.59%)
   Portfolio turnover rate             32.58%      109.49%   277.31%  322.07%     179.06%  214.47%

(a)  Excludes maximum sales load of 4%
(b)  Annualized for those periods less than twelve months in duration.

   See accompanying notes to financial statements.




                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
    Six Months Ended December 31, 1999, the Year Ended June 30, 1999 and the
   Period from January 7, 1998 (commencement of class shares) to June 30, 1998

                         Capital Appreciation- Retail Class
                         -----------------------------------

                                           Period Ended             Period Ended
                                            Dec. 31, 1999    1999  June 30, 1998
                                           --------------    ----- -------------
Net asset value:
     Beginning of period                       $13.04       $14.39       $13.21
                                               ------       -------      ------
     Income from investment operations:
          Net investment income                 (0.05)       (0.10)       (0.03)
          Net realized and unrealized gain (loss)
            on investments                       0.88        (1.21)        1.21
                                                -----        ------        ----
     Total income from investment operations     0.83        (1.31)        1.18
                                                -----        ------        ----

     Less distributions:
     Dividends from net investment income        0.00         0.00         0.00
                                                -----         -----        ----
     Distribution from capital gains             0.00        (0.04)        0.00
                                                -----         ------       ----
          Total distributions                    0.00        (0.04)        0.00
                                                -----         ------       ----

          End of period                        $13.87 (a)   $13.04 (a)   $14.39 (a)
                                               ------        ------       ------

Total return:                                   26.11% (a)(c)(9.07%)(a)    8.93% (a)(b)
                                                             -------       -----

Ratios/Supplemental data:
     Net assets, end of period               $192,457     $243,894     $220,123
     Ratio of expenses to average net assets    1.45% (c)     1.41%        1.25% (c)
     Ratio of net income (loss) to average net (0.78%)(c)    (0.79%)      (0.18%)(c)
     Portfolio turnover rate                   32.58%       109.49%      277.31%

(a)  Excludes maximum sales load of 4%
(b) Total return is not annualized, as it may not be representative of the total return for the year.
(c)  Annualized for those periods less than twelve months in duration.

See accompanying notes to financial statements.


                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
                   Six Months Ended December 31, 1999 and the
              Years Ended June 30, 1999, 1998, 1997, 1996, and 1995

                   Intermediate Government Bond Portfolio-Institutional Class
                   ----------------------------------------------------------

                                      Period Ended
                                     Dec. 31, 1999  1999     1998      1997        1996     1995
                                    --------------  ----    ------     ----        ----     ----
Net asset value:
       Beginning of period             $10.50       $10.60   $10.48   $10.47      $10.56   $10.29
                                       ------       ------   ------   ------      ------   ------
       Income (loss) from
       investment operations:
            Net investment income        0.25         0.51     0.52     0.54        0.52     0.50
            Net realized and unrealized
              gain (loss)
              on investments            (0.11)       (0.10)   0.12     0.02        (0.09)    0.27
                                        ------       ------   -----    -----       ------    ----
       Total income (loss) from investment
            operations                   0.14         0.41     0.64     0.56        0.43     0.77
                                        -----        -----    -----    -----       -----     ----
       Less distributions:
            Dividends from net
              investment income         (0.25)       (0.51)   (0.52)   (0.55)      (0.52)   (0.50)
            Distributions from
             capital gains               0.00         0.00     0.00     0.00        0.00     0.00
                                        -----        -----    -----    -----       -----     ----
              Total distributions       (0.25)       (0.51)   (0.52)   (0.55)      (0.52)   (0.50)

       End of period                   $10.39       $10.50   $10.60   $10.48 (a)  $10.47   $10.56
                                       ------       ------   ------   ------      ------   ------

Total return:                            2.79% (b)    3.96%    6.27%     5.6% (a)    4.1%     7.9%
                                        -----        -----    -----     ----        ----     ----

Ratios/Supplemental data:
       Net  assets, end of period  $2,225,025  $3,058,068 $4,008,700 $4,605,718   $7,224,506 $5,518,431
       Ratio of  expenses to
       average  net                      1.41%s(b)    1.16%    1.17%    1.02%       1.03%    1.11%
       Ratio of net income to average ne 4.68%e(b)    4.75%    4.93%    5.14%       4.95%    4.84%
       Portfolio  turnover rate          8.55%        0.00%    0.00%   26.88%       4.05%   27.67%

(a)  Excludes maximum sales load of 3%
(b)  Annualized for those periods less than twelve months in duration.

See accompanying notes to financial statements.


                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
      Six Months Ended December 31, 1999, the Year Ended June, 30 1999 and
       the Period from January 27, 1998 (commencement of class shares) to
                                  June 30, 1998

                    Intermediate Government Bond Portfolio Retail Class
                    ---------------------------------------------------

                                            Period Ended                       Period Ended
                                           Dec. 31, 1999          1999         June 30, 1998
                                         ---------------     -----------     ----------------
Net asset value:
    Beginning of period                        $10.50           $10.59            $10.63
                                               -------          -------           ------
    Income from investment operations:
         Net investment income                   0.25             0.47              0.29
         Net realized and unrealized loss
           on investments                       (0.12)           (0.09)            (0.04)
                                                 ------           ------           ------
    Total income from investment operations      0.13             0.38              0.25
                                                 -----            -----            -----

    Less distributions:
    Dividends from net investment income        (0.23)           (0.47)             0.29
    Distribution from capital gains              0.00             0.00              0.00
                                                 ----             -----             ----
         Total distributions                    (0.24)           (0.47)             0.29
                                                ------           ------             ----

         End of period                         $10.39 (a)       $10.50 (a)        $10.59 (a)
                                                ------           ------            ------

Total return:                                    2.53% (a)(c)     3.73% (a)         1.69% (a)(b)
                                                 -----            -----             -----

Ratios/Supplemental data:
    Net assets, end of period                 $14,316          $13,408           $29,240
    Ratio of expenses to average net assets      1.71% (c)        1.46%             1.63% (c )
    Ratio of net income to average net assets    4.37% (c)        4.45%             5.18% (c )
    Portfolio turnover rate                      8.55%            0.00%             0.00%

(a) Excludes maximum sales load of 4%
(b) Total return is not annualized, as it may not be representative of the total return for the year.
(c)  Annualized for those periods less than twelve months in duration.

See accompanying notes to financial statements.


                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
   Six Months Ended December 31, 1999, the Years Ended June 30, 1999 and 1998
      and the Period from October 1, 1996 (commencement of class shares) to
                                  June 30, 1997

                      International Portfolio - Institutional Class
                      -----------------------------------------------

                                    Period Ended                             Period Ended
                                    Dec. 31, 1999       1999     1998       June 30, 1997
                                    -------------      -------  ------      -------------
Net asset value:
    Beginning of period                   $11.62       $11.75     $11.22       $10.00
                                          ------       ------     ------       ------
    Income from investment operations:
         Net investment income              0.01         0.05       0.02         0.15
         Net realized and unrealized gain
           on investments                   1.29         0.09       0.64         1.22
                                           -----        -----      -----         ----
    Total income from investment
         operations                         1.30         0.14       0.66         1.37
                                           -----        -----      -----         ----

    Less distributions:
         Dividends from net
           investment inco                 (0.01)       (0.05)     (0.02)       (0.15)
         Distributions from capital gains  (0.88)       (0.22)     (0.11)        0.00
                                           ------       ------     ------        ----
      Total Distributions                  (0.89)       (0.27)     (0.13)       (0.15)
                                           ------       ------     ------       ------

    End of period                         $12.03       $11.62     $11.75       $11.22 (a)
                                          ------       ------     ------       ------

Total return:                               23.6% (b)     1.4%      6.27%       18.20% (a) (b)
                                           -----         ----      -----       ------

Ratios/Supplemental data:
    Net assets, end of period        $11,146,855   $11,182,332  $11,473,772 $10,431,107
    Ratio of expenses to average
         net assets                         1.64% (b)    1.53%      1.65%        1.48% (b)
    Ratio of net income to average
        net assets                          0.19% (b)    0.49%      0.21%        1.89% (b)
    Portfolio turnover rate                15.49%       40.00%     52.92%       33.77%


(a)  Excludes maximum sales load of 4%
(b) Annualized for those periods less than twelve months in duration.

See accompanying notes to financial statements.


                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
      Six Months Ended December 31, 1999, the Year Ended June 30, 1999 and
        the Period from January 7, 1998 (commencement of class shares) to
                                  June 30, 1998

                            International Portfolio - Retail Class
                            --------------------------------------

                                               Period Ended                   Period Ended
                                               Dec. 31, 1999        1999      June 30, 1998
                                             --------------       --------    -------------
Net asset value:
    Beginning of period                            $11.62          $11.75          $10.33
                                                   -------         -------         ------
    Income from investment operations:
         Net investment income                      (0.01)           0.02            0.03
         Net realized and unrealized gain (loss)
           on investments                            1.29            0.09            1.42
                                                     -----           -----           ----
    Total income from investment operations          1.28            0.11            1.45
                                                     -----           -----           ----

    Less distributions:
    Dividends from net investment income             0.00           (0.02)          (0.03)
    Distribution from capital gains                 (0.87)          (0.22)           0.00
                                                     ------          ------          ----
         Total distributions                        (0.87)          (0.24)          (0.03)
                                                     ------          ------          ------

         End of period                             $12.03 (a)      $11.62 (a)      $11.75 (a)
                                                    ------          ------          ------

Total return:                                       23.43% (a)(c )   1.07% (a)      13.88% (a)(b)
                                                    ------           -----          ------

Ratios/Supplemental data:
    Net assets, end of period                    $167,408        $172,430        $125,157
    Ratio of expenses to average net assets          1.94% (c )      1.83%           1.94% (c )
    Ratio of net income to average net assets       (0.11%)(c )      0.19%           0.27% (c )
    Portfolio turnover rate                         15.49%          40.00%          52.92%

(a)  Excludes maximum sales load of 4%
(b) Total return is not annualized, as it may not be representative of the total return for the year.
(c)  Annualized for those periods less than twelve months in duration.

See accompanying notes to financial statements.

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

1.   ORGANIZATION
     Stratus Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At December 31, 1999, the following series are presently authorized and have shares outstanding.

        Growth Portfolio                         Capital Appreciation Portfolio
        Government                               Intermediate Government
         Securities Portfolio                     Bond Portfolio
                                                 International Portfolio
        Each portfolio has two classes of shares authorized and outstanding: retail and institutional

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements.

     USE OF ESTIMATES: In preparing the financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

     VALUATION OF INVESTMENTS
     Investment securities are carried at market determined using the following valuation methods:

     o Securities traded on a national or regional stock exchange or included in the NASDAQ National Market System are valued at the last quoted sales price.

     o Securities not listed on an exchange or securities for which the latest quoted sales price is not readily available and securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

     o Securities including bonds, restricted securities, or other assets for which reliable recent market quotations are not readily available are valued at fair market value as determined in good faith or under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     All securities are valued in accordance with the above noted policies at the close of each business day.

     The  Growth,  Capital  Appreciation,   and  International   Portfolios  are
     authorized to purchase exchange-traded put and call options.

     At December 31, 1999, the Growth, Capital Appreciation and International Portfolios had no such exchange traded options nor were any purchased during the year then ended.

     The Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security (short-sale). When a Portfolio makes a short-sale, it must borrow the security sold short and deliver it to the buyer. The proceeds from the short-sale will be retained by the broker-dealer through which it made the short-sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the security and may be obligated to remit any interest received on such borrowed securities. A gain or loss is recognized upon the termination of the short sale, if the market price at termination is less than or greater than the proceeds originally received.

     At December 31, 1999, the cost of investment securities is identical for financial reporting and income tax purposes.

     SECURITY TRANSACTIONS
     Security transactions are accounted for on the date securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Amortization of premium and discount is accrued daily using both the constant yield and the straight-line methods. Realized investment gains and losses are determined by specifically identifying the issue sold.

     FEDERAL INCOME TAXES
     It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute virtually all of the taxable income generated by the Portfolios to their shareholders within the time period allowed by the Federal law. Consequently, no liability for Federal income taxes is required. Internal Revenue Code requirements regarding distributions may differ from amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     charged or credited to paid-in-capital or accumulated net realized gain, as appropriate in the period that the differences arise. Each Portfolio is treated as a separate entity for tax purposes, and on a calendar basis, will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any Federal excise tax. There will be no net realized gain distributions until the net realized loss carry forwards have been offset or expired. The losses will expire in 8 years. Each Portfolio prepares its tax return on an accrual basis. The Government Securities, Intermediate Government Bond, and Capital Appreciation
     Portfolios have unused capital loss carry forwards of approximately $378,000, $124,000, and $455,000 respectively, available for federal income tax purposes at December 31, 1999. The losses begin expiring in 2003 and 2005 for the Government Securities and Intermediate Government Bond portfolios, respectively.

     DISTRIBUTION TO SHAREHOLDERS
     Dividends to shareholders are recorded on the ex-dividend date. In accordance with resolutions enacted by the Board of Directors, the Government Securities and Intermediate Government Bond Portfolios declare dividends monthly and the Growth, Capital Appreciation, and International Portfolios declare dividends semi-annually. The dividends declared become payable immediately.

     CASH EQUIVALENTS
     Cash equivalents consist of money market funds which declare dividends daily. As of December 31, 1999, the average yield on such funds was approximately 4.50%.

3.   FEES, EXPENSES AND RELATED PARTY TRANSACTIONS
     The Fund and each of its Portfolios have retained Union Bank & Trust Company (UBATCO) as their exclusive investment adviser and custodian of the Fund's assets (hereinafter, the Adviser). The agreement provides that the Capital Appreciation Portfolio will compensate the Adviser on a performance based scale, whereby the Portfolio will pay a fee of 1.40% per annum of daily average net assets. The fee may be increased or decreased by up to 1.00% of the average daily net assets during the latest 12 months (a rolling average method), depending upon the performance of this Portfolio relative to the Russell 2000 Index. For the six months ended December 31, 1999, the annualized fee was 0.46%.

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

3.   FEES, EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)
     The remaining Portfolios pay the following advisory fee rates per annum of their average daily net asset values:

               PORTFOLIO                           ANNUAL FEE RATE
               ---------                           ---------------
               Growth                                  .75%
               Government Securities                   .50%
               Intermediate Government Bond            .65%
               International                          1.15%

     The Fund and each of its Portfolios have retained UBATCO as the custodian of the Fund's investments. The agreement provides that the portfolios (except the Growth, Government Securities, and International Portfolios, which pay no fee), will pay the custodian an annual fee which is calculated and billed monthly. The fee calculation does not include cash equivalents. The fee consists of an investment transaction charge of $12 for each transaction, a fee of $100 per account, plus an additional fee calculated in accordance with the following table.
             Net assets of:
               $0 - $10 million                          11 basis points
               $10 - $20 million                          6 basis points
               Over $20 million                         2.5 basis points

     The Fund and each of its Portfolios have retained Lancaster Administrative Services, Inc. (the Administrator) to act as their transfer agent and administrator to provide all necessary record keeping and share transfer services for the Fund. As of July 1, 1999 the Administrator is a related party to the Fund. The agreement provides that each Portfolio will pay an administrative fee to the Administrator equal to .25% per annum of average daily net assets.

     The Fund has also retained SMITH HAYES Financial Services Corporation (the Distributor) to act as the underwriter and distributor of the fund's shares. Retail shares for the Growth, Capital Appreciation, and International portfolios include a maximum sales charge of 4.5%. Retail shares for the Government Securities and Intermediate Government Bond portfolios include a maximum sales charge of 3.0%. For sales of all Portfolios of $50,000 or more, the sales charge is reduced. Pursuant to the shareholder approved distribution plan under Rule 12b-1, Retail shares of each fund will reimburse the distributor for shareholder-related expenses incurred in connection with the distribution of the fund's shares, however, under no circumstances shall such reimbursement exceed .30% per annum of the fund's average daily net assets. The Distributor received $3,094 and paid out $2,264 of this amount as commissions and dealer reallowances. Institutional shares for all portfolios are not charged sales charges or 12b-1 fees.

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

3.   FEES, EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)
     Under the terms of the advisory, custodian, administrative and distribution agreements outlined above, the Portfolios collectively incurred $412,118; $6,460; $146,557 and $2,890 for such services. Of the amount paid to the Distributor, 100% was paid out to Union Bank & Trust Company under a Dealer Service Agreement.

     At December 31, 1999, the following accrued investment advisory and administrative fees were payable to the Adviser and Administrator.

                                 PAYABLE TO   PAYABLE TO      PAYABLE
                                   ADVISER   ADMINISTRATOR TO DISTRIBUTOR  TOTAL
                                 ----------  ------------- --------------  -----
     Growth Portfolio               $42,165     $14,041          $354    $56,560
     Government Securities Portfolio 13,571       6,768            50     20,389
     Capital Appreciation Portfolio   7,002       1,243            46      8,291
     Intermediate Government
        Bond Portfolio                1,235         475             4      1,714
     International Portfolio         10,777        2330            39     13,146

     Under the terms of the advisory agreement, the Adviser may be obligated to reimburse a Portfolio up to the amount of the Adviser's fee paid to the Adviser if during any year the expenses of the Portfolio, including the Adviser's fee, exceed certain limitations. At December 31, 1999, no expense reimbursement was required.

     In addition to the amounts paid by the Portfolios under advisory, custodian, and administration agreements, the Portfolios used SMITH HAYES Financial Services Corporation (SMITH HAYES), a company related through common management, to affect security trades on their behalf. As is customary in the industry, the investment adviser evaluates the pricing and ability to execute the transactions in selecting brokers to affect trades. SMITH HAYES was paid commissions in the amount of $3,900 for their brokerage services during the six months ended December 31, 1999.

     At December 31, 1999, directors, officers and employees of the Fund, the Adviser and Administrator and their immediate families held the following in each Portfolio:

                                                             SHARES      VALUE
                                                             ------      -----
        Growth Portfolio Institutional Class                 341,669  $6,331,125
        Government Securities Portfolio Institutional Class  302,676   2,923,854
        Capital Appreciation Portfolio Institutional Class    56,651     789,722
        Intermediate Gov't Bond Portfolio Institutional Class      -           -
        International Portfolio Institutional Class           89,302   1,074,308

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

3.   FEES, EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

     At December 31, 1999,  UBATCO held, in nominee name,  the following in each
     Portfolio:
                                                            SHARES       VALUE
                                                            ------       -----
      Growth Portfolio Institutional Class                 3,653,206 $67,693,915
      Growth Portfolio Retail Class                           68,578   1,268,002
      Government Securities Portfolio Institutional Class  3,254,961  31,451,572
      Government Securities Portfolio Retail Class            20,672     199,696
      Capital Appreciation Portfolio Institutional Class     423,564   5,904,485
      Capital Appreciation Portfolio Retail Class             13,757     190,809
      Intermediate Gov't Bond Portfolio Institutional Class  209,108   2,172,637
      Intermediate Gov't Bond Portfolio Retail Class           1,378      14,317
      International Portfolio Institutional Class            925,986  11,139,607
      International Portfolio Retail Class                    13,883     167,016

4.   SECURITIES TRANSACTIONS
     Purchases of  securities  and proceeds  from sales were as follows for each
     Portfolio:

                                                PURCHASES OF     PROCEEDS
                                                 SECURITIES     FROM SALES
                                                ------------    ----------
     Growth Portfolio                          $38,798,749     $41,510,278
     Government Securities Portfolio             3,994,600       2,200,000
     Capital Appreciation Portfolio              1,800,731       2,381,380
      Intermediate Government Bond Portfolio        98,792         810,313
     International Portfolio                     1,717,624       3,279,833

     At December 31, 1999, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation of securities in each Portfolio were as follows:

                                                      AGGREGATE GROSS
                                                        UNREALIZED
                                                      ---------------
                                               APPRECIATION     DEPRECIATION
                                               ------------     ------------
      Growth Portfolio                         $21,811,011        $928,362
      Government Securities Portfolio               39,974         262,128
      Capital Appreciation Portfolio             1,545,744         336,345
      Intermediate Government Bond Portfolio         2,045           1,129
      International Portfolio                    2,596,072       1,001,602

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

5.   CAPITAL SHARE TRANSACTIONS
     The Fund is authorized to issue a total of 1 billion shares of common stock in series with a par value of $.001 per share. The Board of Directors has authorized twenty million shares to be issued in the Growth Portfolio and ten million each in the Government Securities Portfolio, Capital
     Appreciation Portfolio, Intermediate Government Bond Portfolio, and the International Portfolio.

     Transactions in the capital stock of each Portfolio for the six months ended December 31, 1999 were as follows:
                                                  GROWTH             GROWTH
                                                 PORTFOLIO          PORTFOLIO
                                            INSTITUTIONAL SHARES  RETAIL SHARES
                                            --------------------  -------------
         Transactions in shares:
           Shares sold                         197,293.147         12,694.957
           Shares redeemed                    (305,396.191)        (8,940.948)
           Reinvested dividends                437,857.268         11,481.315
                                               -----------       ------------
           Net increase/(decrease)             329,754.224         15,235.324
                                               ===========       ============
         Transactions in dollars:
            Dollars sold                        $3,657,156           $236,951
            Dollars redeemed                    (5,662,252)          (165,515)
                Reinvested dividends             7,540,157            197,369
                                                ----------           --------
                Net increase/(decrease)          5,535,061            268,805
                                                ==========           ========

                                             GOVERNMENT         GOVERNMENT
                                       SECURITIES PORTFOLIO SECURITIES PORTFOLIO
                                       INSTITUTIONAL SHARES    RETAIL SHARES
                                       -------------------- --------------------
         Transactions in shares:
           Shares sold                         599,182.591          4,428.599
           Shares redeemed                    (416,291.926)          (283.780)
           Reinvested dividends                 76,855.919            485.804
                                              ------------          ---------
           Net increase/(decrease)             259,746.584          4,630.623
                                              ============          =========
         Transactions in dollars:
            Dollars sold                        $5,855,751            $43,193
            Dollars redeemed                    (4,058,121)            (2,774)
                Reinvested dividends               747,746              4,725
                                              ------------            -------
             Net increase/(decrease)             2,545,376             45,144
                                              ============            =======

                               STRATUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

5.     CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                       CAPITAL APPRECIATION CAPITAL APPRECIATION
                                               PORTFOLIO            PORTFOLIO
                                           INSTITUTIONAL SHARES   RETAIL SHARES
                                        ---------------------  ----------------
         Transactions in shares:
           Shares sold                          42,252.973          1,611.657
           Shares redeemed                     (73,940.579)        (6,496.455)
           Reinvested dividends                      0.000              0.000
                                               ------------       ------------
           Net increase/(decrease)             (31,687.606)        (4,844.798)
                                               ============       ============
         Transactions in dollars:
            Dollars sold                        $  545,423          $  20,072
            Dollars redeemed                      (966,044)           (82,916)
                Reinvested dividends                     0                  0
                                               ------------          ---------
              Net increase/(decrease)             (420,621)           (62,844)
                                               ============          =========

                                           INTERMEDIATE GOV'T INTERMEDIATE GOV'T
                                              BOND PORTFOLIO     BOND PORTFOLIO
                                           INSTITUTIONAL SHARES   RETAIL SHARES
                                           --------------------   -------------
         Transactions in shares:
           Shares sold                             673.786            142.139
           Shares redeemed                     (83,292.986)           (72.824)
           Reinvested dividends                  5,478.765             31.623
                                              ------------          ---------
           Net increase/(decrease)             (77,140.435)           100.938
                                              ============          =========
         Transactions in dollars:
            Dollars sold                       $     7,081            $ 1,496
            Dollars redeemed                      (874,258)              (766)
                Reinvested dividends                57,229                331
             Net increase/(decrease)           -----------           --------
                                                  (809,948)             1,061
                                               ===========           ========

                                               INTERNATIONAL      INTERNATIONAL
                                                 PORTFOLIO          PORTFOLIO
                                            INSTITUTIONAL SHARES  RETAIL SHARES
                                            --------------------  -------------
         Transactions in shares:
           Shares sold                          74,010.916            531.483
           Shares redeemed                    (175,622.750)        (2,390.909)
           Reinvested dividends                 65,244.948          1,037.405
                                               -----------        -----------
           Net increase/(decrease)             (36,366.886)          (822.021)
                                               ===========        ===========
         Transactions in dollars:
            Dollars  sold                        $ 854,832           $  6,158
            Dollars redeemed                    (2,013,776)           (28,530)
                Reinvested dividends               733,931             11,650
                                                ----------         ----------
              Net increase/(decrease)             (425,013)           (10,722)
                                                ==========         ==========

                                  Appendix III

                               STRATUS FUND, INC.



                                     GROWTH

                              GOVERNMENT SECURITIES

                              CAPITAL APPRECIATION

                          INTERMEDIATE GOVERNMENT BOND

                                 INTERNATIONAL



                                  ANNUAL REPORT
                                  JUNE 30, 1999



Stratus Fund, Inc.

Dear Fellow Shareholders:

The economy continues to perform at a very high level with above average growth and low inflation. Gross Domestic Product has recorded above average growth with considerable variability from quarter to quarter. 1999's first quarter GDP rose at a 4.3% pace while second quarter growth slowed to 2.3%. Responsible for the slowing has been the draw down of inventories built during the first quarter. Consumer fundamentals remain very strong and the industrial side of the economy is doing better. International economies are showing signs of bottoming out particularly those that were hurt by the Asian contagion. Domestic economic growth could be around the 3% level in the second half of 1999. Planning and fears regarding Y2K could affect economic growth short term.

The positive economic climate has helped the stock market to perform favorably through the first half of 1999. Big cap stocks performed better during the first quarter, while leadership broadened during the second quarter with value stocks, and small cap stocks doing significantly better. International stocks saw mixed performance. In contrast to last year, Europe lagged while Asia bounced back from the effects of the Asian contagion.

During the second quarter, the Dow Jones Industrial Index established a series of new highs as money continued to pour into equity mutual funds. The high for the first half of 1999 came on May 13th when the DJIA closed at 11,107. This index stood at 10,970 on June 30, 1999.

The two bond funds, managed by Stratus, performed in line with other bond funds with the same investment objective as higher interest rates reduced returns. The Stratus Government Securities Portfolio achieved a total rate of return of 1.4% this past fiscal year, while the Stratus Intermediate Government Bond Portfolio appreciated 4.0%. For comparison purposes, the Merrill Lynch U. S. Treasury Intermediate Term Index returned 2.4% during the recently completed fiscal year.

The strategy employed by the Intermediate Government Bond Portfolio is to buy only U. S. Government Obligations or money market instruments that invest exclusively in U. S. Treasury Obligations. As a normal operating practice, the Intermediate Government Bond Portfolio invests in a 1-5 year ladder of maturities.

The strategy for the Government Securities Portfolio is essentially the same regarding the use of high quality government securities. It differs in that bonds as long as ten years may be used and the average maturity will generally be greater. Corporate bonds of trust quality may also be used. Emphasis will be on a total return as opposed to income generation and the average maturity will vary with existing and anticipated interest rates.

The Stratus Growth fund completed a successful fiscal year which also ended June 30, 1999. With investors favoring large cap stocks most of the year, the Stratus Growth Portfolio provided a total return of 16.3% for the fiscal year. The strategy employed in this fund is to invest primarily in large capitalization stocks with an emphasis on growth companies. The over weighting in technology helped performance considerably as technology stocks were in favor most of the year. Although the Growth fund did not match the performance of the S & P Index, it did better than the majority of funds in its category. In the Wall Street Journal's Mutual Funds Report for the second quarter of 1999, the Stratus Growth fund earned an A ranking for one year performance versus comparable funds. Even more importantly an A ranking for 3 years and 5 years was earned for the Stratus Growth Portfolio.

The Capital Appreciation Portfolio, which invests primarily in smaller capitalization stocks, returned (8.8%) for the year ended June 30, 1999. From July 1998 to March 1999, smaller stocks continued their relative underperformance as the market remained concentrated on the stocks of larger companies for much of the fiscal year. In the second quarter of 1999, the market did begin to broaden its focus to include many secondary issues which would generally prove beneficial for smaller companies and the Portfolio. Fund performance relative to the Russell 2000, up 1.4% for the year, was also impacted by the Fund's substantial underweighting in speculative Internet stocks, which fueled much of the Russell's rise in the first half of 1999. The return on the S&P Small Cap Index was -2.3% for the same time period.

The Stratus International Portfolio, launched October, 1996, ran into head winds caused by the problems in Asia. During the past year, it has posted gains of 1.4%. The stabilization of the world economy leaves us more optimistic regarding better returns going forward. This fund is being sub-advised by Murray Johnstone International head quartered in Glasgow, Scotland.

We value highly your continued relationship with the Stratus Family of Mutual Funds and the confidence placed in us. We would welcome any questions or comments you may have.

July 30, 1999
                                       2

GROWTH INSTITUTIONAL PORTFOLIO

[GRAPHIC OMITTED]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              GROWTH INSTITUTIONAL PORTFOLIO AND THE S&P 500 INDEX

AVG. ANNUAL RETURN                                  06/30/99 VALUE
-----------------                      ---------------------------
1 YEAR      16.34%                     GROWTH INSTITUTIONAL $27,840.61
5 YEAR      22.72%                     S&P 500              $33,712.99
INCEPTION   19.57%


--------------------------------------------------------------------------------

GROWTH RETAIL PORTFOLIO

 GRAPHIC OMITTED]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                  GROWTH RETAIL PORTFOLIO AND THE S&P 500 INDEX

   RETURN *                                     06/30/99 VALUE
-----------------                      ---------------------------
1 YEAR      16.09%                     GROWTH  RETAIL       $12,959.11
5 YEAR                                 S&P 500              $14,467.74
INCEPTION   22.96%


--------------------------------------------------------------------------------


Results for the Retail Shares reflect  payment of a maximum sales charge of 4.5%
 on the $10,000  investment with dividends and capital gains reinvested.
Average  annual  return does not include  payment of a sales  charge and assumes reinvestment of dividends and capital gains.
Past performance is not predictive of future performance.
Growth Portfolio Institutional Shares for the period October 8, 1993 (inception)
 through June 30, 1999
Growth Portfolio Retail Shares for the period January 7, 1998 (inception) through June 30, 1999

GOVERNMENT SECURITIES INSTITUTIONAL PORTFOLIO

  [GRAPHIC OMITTED]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              GOVERNMENT SECURITIES INSTITUTIONAL PORTFOLIO AND THE
                  MERRILL LYNCH U.S. TREASURY INTER-TERM INDEX

AVG. ANNUAL RETURN                                  06/30/99 VALUE
------------------            -------------------------------------
1 YEAR      4.32%            GOVERNMENT SECURITIES INSTITUTIONAL  $12,954.76
5 YEAR      6.05%            MERRILL LYNCH U.S. TREASURY
INCEPTION   4.62%            INTER-TERM BOND                      $13,299.82


--------------------------------------------------------------------------------

GOVERNMENT SECURITIES RETAIL PORTFOLIO

  [GRAPHIC OMITTED]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 GOVERNMENT SECURITIES RETAIL PORTFOLIO AND THE
                  MERRILL LYNCH U.S. TREASURY INTER-TERM INDEX

   RETURN *                                 06/30/99 VALUE
------------------            -------------------------------------
1 YEAR      3.96%            GOVERNMENT SECURITIES RETAIL           $10,243.81
5 YEAR                       MERRILL LYNCH U.S. TREASURY
INCEPTION   3.81%            INTER-TERM BOND                        $10,592.28



Results for the Retail  Shares  reflect  payment of a  maximum  sales  charge of
  3% on the $10,000 investment with dividends and capital gains reinvested. Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and capital gains.
Past performance is not predictive of future performance.
Government Securities Portfolio Institutional Shares for the period
        October 8, 1993 (inception) through June 30, 1999.
Government Securities Portfolio Retail Shares for the period
        January 13, 1998 (inception) through June 30, 1999.

CAPITAL APPRECIATION INSTITUTIONAL PORTFOLIO

  [GRAPHIC OMITTED]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CAPITAL APPRECIATION INSTITUTIONAL PORTFOLIO AND THE RUSSELL 2000

AVG. ANNUAL RETURN                           06/30/99 VALUE
------------------                 ------------------------------------
1 YEAR      -8.79%
5 YEAR      12.16%              CAPITAL APPRECIATION INSTITUTIONAL  $15,889.71
INCEPTION    7.40%              RUSSELL 2000                        $22,811.68


--------------------------------------------------------------------------------
CAPITAL APPRECIATION RETAIL PORTFOLIO

  [GRAPHIC OMITTED]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CAPITAL APPRECIATION RETAIL PORTFOLIO AND THE RUSSELL 2000

 RETURN *                                     06/30/99 VALUE
------------------                 ------------------------------------
1 YEAR      -9.07%
5 YEAR                          CAPITAL APPRECIATION RETAIL          $9,459.85
INCEPTION    -.64%              RUSSELL 2000                        $10,679.77



Results for Retail  Shares  reflect  payment of a maximum sales charge of 4.5%
  on the $10,000 investment with dividends and capital gains reinvested. Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and capital gains.
Past performance is not predictive of future performance.
Capital Appreciation Portfolio Institutional Shares for the period
        January 4, 1993 (inception) through June 30, 1999.
Capital Appreciation Portfolio Retail Shares for the period
        January 7, 1998 (inception) through June 30, 1999.

INTERMEDIATE GOVERNMENT BOND INSTITUTIONAL PORTFOLIO

  [GRAPHIC OMITTED]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
          INTERMEDIATE GOVERNMENT BOND INSTITUTIONAL PORTFOLIO AND THE
                  MERRILL LYNCH U.S. TREASURY INTER-TERM INDEX


AVG. ANNUAL RETURN                            06/30/99 VALUE
------------------            ------------------------------------------
1 YEAR       3.96%            INTERMEDIATE GOVERNMENT BOND INSTIT.   $15,785.38
5 YEAR       5.55%             MERRILL LYNCH U.S. TREASURY
INCEPTION    5.77%            INTER-TERM BOND                        $17,075.10

--------------------------------------------------------------------------------

INTERMEDIATE GOVERNMENT BOND RETAIL PORTFOLIO

  [GRAPHIC OMITTED]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              INTERMEDIATE GOVERNMENT BOND RETAIL PORTFOLIO AND THE
                  MERRILL LYNCH U.S. TREASURY INTER-TERM INDEX


 RETURN  *                              06/30/99 VALUE
------------------            ------------------------------------------
1 YEAR       3.73%            INTERMEDIATE GOVERNMENT BOND RETAIL    $10,232.07
5 YEAR                        MERRILL LYNCH U.S. TREASURY
INCEPTION    3.83%            INTER-TERM BOND                        $10,592.28


Results for Retail Shares  reflect  payment of a maximum sales charge of 3% on the $10,000 investment with dividends and capital gains reinvested.
Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and capital gains.
Past performance is not predictive of future performance.
Intermediate Government Bond Portfolio Institutional Shares for the period
        May 15, 1991 (inception) through June 30, 1999.
Intermediate Government Bond Portfolio Retail Shares for the period
        January 27, 1998 (inception) through June 30, 1999.

INTERNATIONAL INSTITUTIONAL PORTFOLIO

  [GRAPHIC OMITTED]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN INTERNATIONAL INSTITUTIONAL PORTFOLIO AND THE MORGAN STANLEY INTERNATIONAL


AVG. ANNUAL RETURN                        06/30/99 VALUE
------------------            ------------------------------------------
1 YEAR        1.40%           INTERNATIONAL INSTITUTIONAL PORTFOLIO $12,239.59
5 YEAR                        MORGAN STANLEY INTERNATIONAL          $12,449.63
INCEPTION     7.64%


--------------------------------------------------------------------------------
INTERNATIONAL RETAIL PORTFOLIO

  [GRAPHIC OMITTED]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN INTERNATIONAL RETAIL PORTFOLIO AND THE MORGAN STANLEY INTERNATIONAL


    RETURN*                             06/30/99 VALUE
------------------            ------------------------------------------
1 YEAR        1.07%           INTERNATIONAL RETAIL PORTFOLIO        $10,992.70
5 YEAR                        MORGAN STANLEY INTERNATIONAL          $12,273.53
INCEPTION    10.00%


Results for Retail  Shares  reflect  payment of a maximum sales charge of 4.5%
  on the $10,000  investment  with  dividends  and capital gains  reinvested.
Average annual  return  does  not  include   payment  of  a  sales  charge  and
assumes reinvestment of dividends and capital gains.
Past performance is not predictive of future  performance.
International  Portfolio  Institutional  Shares for the period  October  1, 1996
     (inception)  through  June  30,  1999.
International Portfolio Retail Shares for the period January 7, 1998 (inception) through June 30, 1999.

                             INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
Stratus Fund, Inc.


We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Stratus Fund, Inc. (comprising, respectively, of the Growth, Government Securities, Capital Appreciation, Intermediate Government Bond, and International Portfolios) as of June 30, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 1995 for the Growth, Government Securities, Capital Appreciation, and Intermediate Government Bond Portfolios were audited by other auditors whose report, dated July 21, 1995, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Stratus Fund, Inc. as of June 30, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Lincoln, Nebraska
July 23, 1999

                               STRATUS FUND, INC.
                             Schedule of Investments
                                 June 30, 1999

                                GROWTH PORTFOLIO

                                                     Percent
                                                      of Net           Market
Shares                 Common Stock - 95.64%          Assets            Value
------                 ---------------------          ------            -----

          Aerospace/Defense
          -------------------                          1.90%
20,000    Alliedsignal, Inc.                                       $1,260,000

          Building Materials/Construction              0.97%
          -------------------------------
10,000    Home Depot, Inc.                                            644,375

          Chemicals                                    2.95%
          ---------
20,000    Air Products & Chemicals Inc.                               805,000
25,000    Great Lakes Chemical Corp.                                1,151,562
                                                                    ---------
                                                                    1,956,562

          Computer Related                             9.42%
          ----------------
 7,000    America Online, Inc.*                                       773,500
14,000    Cisco Systems, Inc.*                                        903,000
20,000    International Business Machine Corp.                      2,585,000
22,000    Microsoft Corp.*                                          1,984,125
                                                                    ---------
                                                                    6,245,625

          Electronics                                  5.83%
          -----------
25,000    Intel Corp.                                               1,487,500
 9,200    Phillips Electric                                           928,050
10,000    Texas Instruments, Inc.                                   1,450,000
                                                                    ---------
                                                                    3,865,550

          Entertainment/Leisure                        2.56%
          ---------------------
35,000    Carnival Corp. Class A                                    1,697,500

          Financial Services                           8.21%
          ------------------
25,000    Bank of America Corp.                                     1,832,813
18,000    Finova Group, Inc.                                          947,250
14,000    Bank One Corp.                                              833,875
40,000    SLM Holding Corp.                                         1,832,500
                                                                    ---------
                                                                    5,446,438

                        STRATUS FUND, INC.
                Schedule of Investments (Continued)
                         GROWTH PORTFOLIO

                                                     Percent
                                                      of Net           Market
Shares                                                Assets            Value
-------                                              ---------        ---------
          Food/Beverage/Tobacco                        1.11%
          ---------------------
40,000    International Home Foods, Inc.*                            $737,500

          Industrial Services                          1.97%
          -------------------
30,000    Ecolab, Inc.                                              1,308,750

          Insurance                                    5.81%
          ---------
22,000    American General Corp.                                    1,658,250
25,000    Allstate Corp.                                              896,875
20,000    MBIA, Inc.                                                1,295,000
                                                                    ---------
                                                                    3,850,125

          Machine/Tools                                1.06%
          -------------
20,000    Dover Corp.                                                 700,000

          Manufacturing                                4.02%
          -------------
11,000    General Electric Co.                                      1,243,000
15,000    Tyco International Ltd.                                   1,421,250
                                                                    ---------
                                                                    2,664,250

          Medical Supplies/Service                     4.74%
          ------------------------
21,000    Baxter International, Inc.                                1,273,125
18,000    Cardinal Health, Inc.                                     1,154,250
 9,000    Visx, Inc.*                                                 712,687
                                                                      -------
                                                                    3,140,062

          Metals/Mining                                1.87%
          -------------
20,000    Alcoa, Inc.                                               1,237,500

          Oil Company- Integrated                      4.10%
          -----------------------
15,000    Mobil Corp.                                               1,485,000
16,000    Exxon Corp.                                               1,234,000
                                                                    ---------
                                                                    2,719,000

                               STRATUS FUND, INC.
                       Schedule of Investments (Continued)
                                GROWTH PORTFOLIO

                                                     Percent
                                                      of Net           Market
Shares                                                Assets            Value
-------                                              ---------        ---------
          Office/Business                              3.18%
          ---------------
19,000    Pitney-Bowes, Inc.                                       $1,220,750
15,000    Xerox Corp.                                                 885,938
                                                                      -------
                                                                    2,106,688

          Pharmaceutical/Medical                       6.52%
          ----------------------
20,000    Bristol-Myers Squibb, Co.                                 1,408,750
20,000    Eli Lilly, Co.                                            1,432,500
20,000    Merck & Company, Inc.                                     1,480,000
                                                                    ---------
                                                                    4,321,250

          Publishing/Printing                          2.48%
          -------------------
23,000    Gannett Co., Inc.                                         1,641,625

          Retail Store/Apparel                         8.19%
          --------------------
17,000    Ross Stores, Inc.                                           856,375
11,000    Circuit City Stores-Circuit City Group                    1,023,000
16,000    Costco Companies, Inc.*                                   1,281,000
30,000    CVS Corp.                                                 1,533,750
10,000    Tommy Hilfiger Corp.*                                       735,000
                                                                      -------
                                                                    5,429,125

          Telecommunications                           6.95%
          ------------------
14,000    Nortel Networks Corp.                                     1,215,375
20,000    Qwest Communications International, Inc.*                   661,250
 6,000    Vodaphone Airtouch PLC                                    1,182,000
18,000    MCI Worldcom, Inc.*                                       1,552,500
                                                                    ---------
                                                                    4,611,125

          Telecommunications Equipment                 5.06%
          ----------------------------
21,000    Nokia Corp.                                               1,922,813
10,000    Qualcomm, Inc.                                            1,435,000
                                                                    ---------
                                                                    3,357,813

                        STRATUS FUND, INC.
                Schedule of Investments (Continued)
                         GROWTH PORTFOLIO

                                                    Percent
                                                     of Net           Market
Shares                                               Assets            Value
-------                                            ---------        ---------
          Transportation                              4.65%
          --------------
15,000    Delta Air Lines Inc.                                      $864,375
18,000    FDX Corp.*                                                 976,500
40,000    Southwest Airlines Co.                                   1,245,000
                                                                   ---------
                                                                   3,085,875

          Utilities-Electric                          2.09%
          ------------------
40,000    MidAmerican Energy Holdings Co.*                         1,385,000
                                                                   ---------


          Total investment in securities
           (cost $48,138,385)                         95.64%      $63,411,738
          Cash equivalents                             6.08%        4,032,736
          Other assets, less liabilities              (1.72%)      (1,140,543)
                                                      -------      -----------
          TOTAL NET ASSETS                           100.00%      $66,303,931
                                                     =======      ===========

* Indicates non-income producing security.

                                  STRATUS FUND, INC.
                             Schedule of Investments
                                 June 30, 1999

                         GOVERNMENT SECURITIES PORTFOLIO

                                                            Percent
                                                             of Net     Market
  Principal                                                  Assets      Value
     Amount     U.S. Government Securities
------------    ----------------------------                -------     --------
                                                             89.30%
 $2,000,000     Federal Home Loan Bond 6.06% due 10/15/02             $1,989,996
  2,000,000     Federal Home Loan Bond 5.80% due 8/24/01               1,992,112
  1,000,000     Federal National Mtg. Assn. 6.20%  due 6/6/00          1,006,140
  2,000,000     Federal National Mtg. Assn. 6.35%  due 6/10/05         2,009,000
  1,000,000     Federal National Mtg. Assn. 5.10%  due 11/29/00          992,263
  3,000,000     U.S. Treasury Note 6.50% due 5/31/01                   3,051,094
  2,000,000     U.S. Treasury Bond 6.625% due 3/31/02                  2,049,062
  1,200,000     U.S. Treasury Bond 6.375% due 7/15/99                  1,200,937
  3,000,000     U.S. Treasury Bond 6.375% due 1/15/00                  3,019,219
  3,000,000     U.S. Treasury Bond 5.75% due 8/15/03                   3,000,469
  1,000,000     U.S. Treasury Bond 7.75% due 11/30/99                  1,011,250
  3,000,000     U.S. Treasury Bond 5.75% due 10/31/00                  3,011,719
  2,000,000     U.S. Treasury Bond 5.50% due 12/31/00                  2,000,625
                                                                       ---------
                                                                      26,333,886

                Corporate Bonds                             8.46%
                ---------------
  1,500,000     Wachovia 6.70% due 6/21/04                             1,510,077
  1,000,000     Xerox Europe 5.75% due 5/15/02                           983,689
                                                                         -------
                                                                       2,493,766

                Total investment in securities
                 (cost $28,632,520)                        97.76%    $28,827,652
                Cash equivalents                           0.72%         210,004
                Other assets, less liabilities             1.52%         450,850
                                                           -----         -------
                TOTAL NET ASSETS                         100.00%     $29,488,506
                                                         =======     ===========

                               STRATUS FUND, INC.
                             Schedule of Investments
                                 June 30, 1999

                        CAPITAL APPRECIATION PORTFOLIO

                                                      Percent
                                                       of Net          Market
Shares                COMMON STOCK - 95.82%            Assets           Value
------                ---------------------            ------           -----

          Aerospace/Defense                             1.38%
          -----------------
 4,000    Primex Technologies, Inc.                                   $86,250

          Airlines                                      1.28%
          --------
 3,200    SkyWest, Inc.                                                79,800

          Building Residential/Commercial               1.45%
          -------------------------------
 2,400    Lone Star Industries, Inc.                                   90,150

          Commercial Services                           2.86%
          -------------------
11,000    Mail-Well, Inc.*                                            178,063

          Computer Related                             24.95%
          ----------------
 2,000    Autobytel.com, Inc.*                                         44,000
 3,500    Affiliated Computer, Inc.*                                  177,188
 9,000    Ciber, Inc.*                                                172,125
10,000    Dianon Systems, Inc.*                                       108,750
 5,000    Keane, Inc.*                                                113,125
 2,600    Micros Systems, Inc.*                                        88,400
 2,000    Mercury Interactive Corp.*                                   70,750
 3,000    Pomeroy Computer Resources*                                  41,813
 1,500    PSINet, Inc.*                                                65,625
 3,500    Sterling Software*                                           93,406
10,300    Symantec Corp.*                                             262,650
 5,000    Transaction Systems*                                        195,000
 4,000    Veritas DGC, Inc.*                                           73,250
 3,000    Wind River Systems, Inc.*                                    48,187
                                                                       ------
                                                                    1,554,269

          Cosmetics/Personal Care                       1.36%
          -----------------------
 6,000    Orthodontic Centers of America, Inc.*                        84,750

                              STRATUS FUND, INC.
                     Schedule of Investments (Continued)
                        CAPITAL APPRECIATION PORTFOLIO

                                                    Percent
                                                     of Net          Market
Shares                                               Assets           Value
------                                              -------          -------
          Electrical Equipment                        3.54%
          --------------------
 7,200    C & D Tech, Inc.                                         $220,500

          Electronics                                 2.90%
          -----------
 3,500    Technitrol, Inc.                                          112,875
 4,000    Varian Semiconductor                                       68,000
                                                                     ------
                                                                    180,875

          Educational Services                        2.62%
          --------------------
 6,000    Sylvan Learning Systems*                                  163,125

          Entertainment/Leisure                       2.02%
          ---------------------
 8,000    Vistana, Inc.*                                            126,000

          Financial Services                          3.06%
          ------------------
 2,000    Cullen/Frost Bankers, Inc.*                                55,125
 3,800    Oriental Financial Group                                   91,675
   500    SEI Investments, Co.                                       44,125
                                                                     ------
                                                                    190,925

          Food/Berverage/Tobacco                      3.08%
          ----------------------
 4,500    U.S. Foodservice*                                         191,812

          Food Processing                             2.22%
          ---------------
 4,600    Pilgrims Pride Corp.                                      138,000

          Household Products/Wares                    3.08%
          ------------------------
 2,250    Ethan Allen Interiors, Inc.                                84,937
 6,500    Shaw Industries, Inc.*                                    107,250
                                                                    -------
                                                                    192,187

          Human Resources                             1.32%
          ---------------
 4,000    Interim Services*                                          82,500

                              STRATUS FUND, INC.
                     Schedule of Investments (Continued)
                        CAPITAL APPRECIATION PORTFOLIO

                                                      Percent
                                                       of Net          Market
Shares                                                 Assets           Value
------                                                -------          -------
          Insurance                                     3.02%
          ---------
 4,600    First American Finance Corp.                                $82,225
 5,600    Fremont General Corp.                                       105,700
                                                                      -------
                                                                      187,925

          Manufacturing                                 4.86%
          -------------
 4,000    Kaydon Corp.                                                134,500
 3,000    USG Corp.                                                   168,000
                                                                      -------
                                                                      302,500

          Medical Supplies/Services                     2.88%
          -------------------------
 3,500    Biomatrix, Inc.*                                             75,688
 4,000    Renal Care Group, Inc.*                                     103,500
                                                                      -------
                                                                      179,188

          Oil Refining & Marketing                      1.28%
          ------------------------
 5,000    Tesoro Petroleum Corp.*                                      79,687

          Pharmaceutical/Medical                        7.54%
          ----------------------
 2,700    Advance Paradigm, Inc.*                                     164,700
 2,000    IDEC Pharmaceuticals Corp.*                                 154,125
 2,000    Jones Pharma, Inc.                                           78,750
 2,000    Millennium Pharmaceuticals, Inc. *                           72,000
                                                                       ------
                                                                      469,575

          Publishing/Printing                           2.00%
          -------------------
 3,900    Big Flower Holdings, Inc.*                                  124,313

          Real Estate                                   1.60%
          -----------
 4,000    CB Richard Ellis Services, Inc.*                             99,500

          Retail/Apparel                                3.98%
          --------------
 6,200    Zale Corp.*                                                 248,000

                              STRATUS FUND, INC.
                     Schedule of Investments (Continued)
                        CAPITAL APPRECIATION PORTFOLIO

                                                      Percent
                                                       of Net          Market
Shares                                                 Assets           Value
-------                                                --------       --------
          Retail Store                                  3.86%
          ------------
 8,000    BJ's Wholesale Club*                                       $240,500

          Retirement/Aged Care                          2.46%
          --------------------
 4,400    Sunrise Assisted Living*                                    153,450

          Utilities-Electric                            5.22%
          ------------------
 6,000    MidAmerican Energy Holdings Co.*                            207,750
 4,500    Empire District Electric Co.                                117,281
                                                                      -------
                                                                      325,031

          Total investment in securities
            (cost $5,340,449)                          95.82%      $5,968,875
          Cash equivalents                              4.17%         259,830
          Other assets, less liabilities                0.01%             893
                                                        -----      ----------
          TOTAL NET ASSETS                            100.00%      $6,229,598
                                                      =======      ==========

*Indicates nonincome-producing security

                               STRATUS FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                 June 30, 1999


                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                                             Percent
   Principal                                                  of Net     Market
      Amount   Government Agency Bonds                        Assets      Value
------------- --------------------------                    ---------   --------
    $500,000   U.S. Treasury Bond 6.25% due 1/31/02           92.38%   $507,500
     400,000   U.S. Treasury Bond 6.625% due 4/30/02                    410,250
     400,000   U.S. Treasury Bond 6.375% due 1/15/00                    402,563
     500,000   U.S. Treasury Bond 7.125% due 2/29/00                    506,406
     500,000   U.S. Treasury Bond 6.125% due 7/31/00                    503,672
     500,000   U.S. Treasury Bond 6.25% due 10/31/01                    507,109
                                                                        -------
                                                                      2,837,500

               Total investment in securities
                    (cost $2,803,025)                         92.38%  $2,837,500
               Cash equivalents                                5.81%     178,445
               Other assets, less liabilities                  1.81%      55,531
                                                               -----      ------
               TOTAL NET ASSETS                              100.00%  $3,071,476
                                                             =======  ==========

                               STRATUS FUND, INC.
                             Schedule of Investments
                                 June 30, 1999

                             INTERNATIONAL PORTFOLIO

                                                      Percent
                                                       of Net          Market
Shares               Common Stock - 101.27%            Assets           Value
------               ----------------------            ------           -----

         Auto/Truck/Parts                               8.74%
         ----------------
   950   Bridgestone Corp. ADR                                       $287,269
 4,300   Hino Motors Ltd. ADR*                                        202,502
 5,700   PSA Peugeot Citroen ADR                                      224,842
21,500   Volkswagon Ag ADR                                            277,464
                                                                      -------
                                                                      992,077

         Building Materials/Construction                0.84%
         -------------------------------
 3,000   Lafarge SA ADR                                                94,988

         Chemicals                                      1.22%
         ---------
 3,900   Quimica Minera Chili SA ADR                                  137,962

         Comercial Services                             2.38%
         ------------------
 1,300   Secom Limited ADR                                            270,663

         Computer Related                               3.40%
         ----------------
 1,000   Equant NV*                                                    94,125
 2,900   Fujitsu Limited ADR                                          291,710
                                                                      -------
                                                                      385,835

         Diversified Operations                         8.60%
         ----------------------
 7,919   Barlow Ltd. ADR                                               45,669
15,600   Vivendi Sp ADR                                               252,739
20,800   Kawasaki Industries Ltd. ADR                                 225,466
 8,800   Orkla ASA-ADR                                                136,937
 3,000   Telecom Italia ADR                                           315,563
                                                                      -------
                                                                      976,374

         Electronics                                    1.92%
         -----------
 1,100   Matsushita Electric Industry Co., Ltd. ADR                   218,144

                               STRATUS FUND, INC.
                       Schedule of Investments (Continued)
                             INTERNATIONAL PORTFOLIO

                                                      Percent
                                                       of Net          Market
Shares                                                 Assets           Value
------                                               -----------     ----------
         Financial Services                            21.22%
         ------------------
 6,000   Allied Irish Banks ADR                                     $163,500
 2,500   Barclays Plc ADR                                            298,750
10,485   Banco Frances Del Rio De La Plata S.A. ADR                  199,215
 4,000   Banque National Paris ADR                                   333,306
 3,900   Dresdner Bank ADR                                           151,627
 2,800   Deutsche Bank ADR                                           167,015
 8,000   Istituto Bancario San Paolo-IMI ADR*                        220,000
 3,050   National Australia Bank Ltd. ADR                            256,200
   700   National Westminster Bank                                    90,956
 7,000   Societe Generale ADR                                        246,741
 1,500   Sumitomo Bank ADR                                           186,019
 4,000   Uniao De Bancos S.A.                                         96,250
                                                                      ------
                                                                   2,409,579

         Food/Beverage/Tobacco                         2.58%
         ---------------------
11,000   Cadbury Schweppes ADR                                       292,875

         Holding Company                               0.98%
         ---------------
12,805   South Africa Brewing ADR                                    111,195

         Index Series                                  1.60%
         ------------
 4,600   Webs-Italy Index Series                                     112,988
 8,000   Webs-Singapore Index Series                                  69,000
                                                                      ------
                                                                     181,988

         Insurance                                     2.73%
         ---------
 3,596   Allied Zurich Plc ADR                                        89,843
 2,024   Aegon N.V. ADR                                              149,776
 5,500   Liberty Life Association of Africa ADR                       70,456
                                                                      ------
                                                                     310,075

         Machinery/Equipment                           1.32%
         -------------------
 1,000   Mannesmann Ag Spon ADR                                      149,534

         Manufacturing                                 1.85%
         -------------
14,200   Olympus Opitcal ADR                                         209,886

                               STRATUS FUND, INC.
                       Schedule of Investments (Continued)
                             INTERNATIONAL PORTFOLIO

                                                      Percent
                                                      of Net          Market
Shares                                                Assets           Value
------                                               -----------     ----------
         Medical Supplies/Services                     3.90%
         -------------------------
   700   Banyu Pharmacuetical Ltd. ADR                              $231,336
 1,000   Roche Holdings Ltd. ADR*                                    102,792
 1,650   Smithkline Beecham ADR                                      109,003
                                                                     -------
                                                                     443,131

         Oil-Field Services                            1.00%
         ------------------
 7,600   Petroleum Geo Services ADR*                                 113,050

         Oil Exploration/Production                    1.13%
         --------------------------
 2,000   Total SA Sponsor ADR                                        128,875

         Oil/Gas Drilling                              2.37%
         ----------------
 1,000   Eni Spa ADR                                                  60,000
 4,500   Shell Transport & Trading Company ADR                       208,687
                                                                     -------
                                                                     268,687
         Oil Company-Integrated                        1.61%
         ----------------------
11,900   Petrolio Brasileiro ADR                                     183,237

         Pharmaceutical/Medical                        2.96%
         ----------------------
 4,600   Novartis AG ADR                                             335,844

         Publishing/Printing                           5.69%
         -------------------
10,200   Elsevier NV Spon ADR                                        240,975
10,145   Vnu-Verenigde Nederlandse ADR                               405,410
                                                                     -------
                                                                     646,385

         Real Estate                                   3.16%
         -----------
20,800   City Developments Ltd. ADR                                  133,172
25,400   Chueng Kong Holdings Ltd. ADR                               225,890
                                                                     -------
                                                                     359,062

         Recreation                                    1.78%
         ----------
25,500   Hilton Group Plc ADR                                        202,383

         Retail Store
12,884   Cifra SA ADR                                  5.60%         247,106
 3,300   Ito-Yokado Co., Ltd. ADR                                    223,988
 5,000   Mauri Co. Ltd. ADR*                                         165,240
                                                                     -------
                                                                     636,334

                         STRATUS FUND, INC.
                 Schedule of Investments (Continued)
                       INTERNATIONAL PORTFOLIO

                                                     Percent
                                                      of Net          Market
Shares                                                Assets           Value
------                                               -----------     ----------
         Telecommunications                            9.48%
         ------------------
 1,400   British Tele Plc ADR                                       $239,750
 5,900   Cia de Telecommunications de Chile Sa ADR                   146,025
 4,600   Nippon Telegraph & Telephone ADR                            288,075
 3,600   Telecom Corporation of New Zealand                          125,775
 2,000   Portugal Telecom sa ADR                                      82,375
 3,000   Swisscom Spon ADR                                           115,125
   400   Vodaphone Airtouch PLC                                       78,800
                                                                      ------
                                                                   1,075,925

         Utlities-Electric                             1.82%
         -----------------
 5,900   Scottishpower Plc ADR                                       206,500

         Utlities/Telecommunications                   1.39%
         ---------------------------
 1,073   Telefonica de Espana ADR                                    157,865
                                                                     -------

         Total investment in securities
           (cost $10,639,134)                         101.27%     $11,498,453
         Cash equivalents                               2.23%         252,931
         Other assets, less liabilities                (3.50%)       (396,622)
                                                       -------       ---------
         TOTAL NET ASSETS                             100.00%     $11,354,762
                                                      =======     ===========

* Indicates non-income producing security.


                               STRATUS FUND, INC.
                       Statement of Assets and Liabilities
                                 June 30, 1999



                                                                                Government       Capital
                                                                    Growth      Securities    Appreciation
Assets:                                                           Portfolio     Portfolio       Portfolio
                                                                 ------------- ------------- ----------------

   Investments in securities, at market value
     (cost $48,138,385, $28,632,520 and $5,340,449)               $63,411,738   $28,827,652       $5,968,875
    Cash equivalents                                                4,032,736       210,004          259,830
    Accrued interest and dividends receivable                          86,502       423,601            3,539
    Receivable for securities sold                                  1,128,685                -        43,595
    Receivable for fund shares sold                                   17,781        55,048           27,109
                                                                      -------       -------          ------
        Total assets                                              68,677,442    29,516,305        6,302,948
                                                                  ===========   ===========       =========

Liabilities:
    Accrued expenses, including investment
      management and distribution expense payable to
      adviser, administrator and distributor (note 3)                  63,836        25,192           11,355
    Payable for securities purchased                                  235,875                -        59,061
    Commissions payable for fund shares sold                              104                -             6
    Payable for fund shares redeemed                               2,073,696         2,607            2,928
                                                                   ----------        ------           -----
        Total liabilities                                          2,373,511        27,799           73,350
                                                                   ----------       -------          ------
Net assets applicable to outstanding capital stock               $66,303,931   $29,488,506       $6,229,598
                                                                 ============  ============      ==========

Net assets are represented by:
    Capital stock outstanding, at par (note 5)                         $3,398        $3,012             $476
    Additional paid-in capital                                     43,461,463    29,724,995        6,496,572
    Accumulated undistributed net investment income (loss)                185           269          (34,432)
    Accumulated net realized gain/(loss) on investments             7,565,532      (434,902)        (861,444)
    Unrealized appreciation (note 4)                              15,273,353       195,132          628,426
                                                                  -----------      --------         -------
        Total net assets applicable to shares outstanding        $66,303,931   $29,488,506       $6,229,598
                                                                 ============  ============      ==========

Shares outstanding and net asset value per share
    Institutional Shares of Capital Stock Outstanding               3,331,458     2,995,214          457,708
    Net Asset Value and offering price per
      share - Institutional Shares                                     $19.51         $9.79           $13.08
                                                                       ======         =====           ======
    Retail Shares of Capital Stock Outstanding                         66,265        17,110           18,708
    Net Asset Value per share - Retail Shares                          $19.51         $9.79           $13.04
    Maximum sales charge (note 3)                                        0.92          0.30             0.61
                                                                         ----          ----             ----
    Maximum offering price to public                                   $20.43        $10.09           $13.65
                                                                       ======        ======           ======

    See accompanying notes to financial statements.


                               STRATUS FUND, INC.
                       Statement of Assets and Liabilities
                                 June 30, 1999


                                                           Intermediate
                                                            Government
                                                               Bond      International
Assets:                                                     Portfolio      Portfolio
                                                           ------------- --------------
   Investments in securities, at market value
    (cost $2,803,025 and $10,639,134 respectively)           $2,837,500    $11,498,453
   Cash equivalents                                             178,445        252,931
   Accrued interest and dividends receivable                     59,713         33,160
   Receivable for fund shares sold                                 -             1,373
                                                            -----------    -----------
       Total assets                                          $3,075,658    $11,785,917
                                                            ===========    ===========

Liabilities:
   Accrued expenses, including investment
     management and distribution expense payable to
     adviser, administrator and distributor (note 3)              4,182         15,475
   Payable for commissions on shares sold                           -               25
   Payable for fund shares redeemed                                 -          415,655
                                                                 ------        -------
       Total liabilities                                          4,182        431,155
                                                                 ------        -------
Net assets applicable to outstanding capital stock           $3,071,476    $11,354,762
                                                            ===========    ===========

Net assets are represented by:
   Capital stock outstanding, at par (note 5)                      $293           $977
   Additional paid-in capital                                 3,152,357     10,011,481
   Accumulated undistributed net investment income                   23            152
   Accumulated net realized gain/(loss) on investments         (115,672)       482,833
   Unrealized appreciation (note 4)                              34,475        859,319
                                                                -------        -------
       Total net assets applicable to shares outstanding     $3,071,476    $11,354,762
                                                            ===========    ===========

Shares outstanding and net asset value per share
   Institutional Shares of Capital Stock Outstanding            291,243        962,434
   Net Asset Value per share - Institutional Shares              $10.50         $11.62
                                                                 ======         ======
   Retail Shares of Capital Stock Outstanding                     1,277         14,841
   Net Asset Value per share - Retail Shares                     $10.50         $11.62
   Maximum sales charge (note 3)                                   0.33           0.55
                                                                   ----           ----
   Maximum offering price to public                              $10.83         $12.17
                                                                 ======         ======


See accompanying notes to financial statements.


                               STRATUS FUND, INC.
                             Statement of Operations
                            Year Ended June 30, 1999


                                                                            Intermediate
                                                    Government  Capital     Government
                                         Growth     Securities Appreciation   Bond     International
                                        Portfolio   Portfolio  Portfolio    Portfolio  Portfolio
                                       ------------ ---------- -----------  ---------- -----------
Investment income:
   Dividends                              $651,645  $     -       $25,186   $    -       $201,506
   Interest                                200,263  1,780,176      18,716     212,144      13,508
                                          -------- ----------     -------    --------    -------
        Total investment income            851,908  1,780,176      43,902     212,144     215,014
                                          -------- ----------     -------    --------    --------

Expenses (note 3):
   Investment advisory fees                467,752    150,186      39,016      23,320     122,831
   Administration Fees                     155,739     75,276      17,467       8,994      26,690
   Distribution Expenses - Retail Class      3,079        507         734          80         464
   Accounting                                7,686      6,381       4,219       4,838       5,373
   Custodial fees                              -          -        11,886       3,807         -
   Securities Pricing                        5,079        -         4,361         -         7,037
   Other operating expenses                 20,622      8,365         898         645         978
                                           -------     ------        ----        ----      ------
       Total expenses                      659,957    240,715      78,581      41,684     163,372
                                          --------   --------     -------     -------     -------
        Net investment income (loss)       191,951  1,539,461     (34,679)    170,460      51,642
                                          ========  ==========    ========   ========      ======

Realized and unrealized gain (loss) on
   investments (note 4):
   Net realized gain (loss)              7,852,458      4,501    (860,212)        205     689,531
   Net unrealized appreciation
      (depreciation)
        Beginning of period             14,247,166    436,489     714,191      54,272   1,542,266
        End of period                   15,273,353    195,132     628,426      34,475     859,319
                                       -----------   --------    --------     -------    -------
          Net unrealized appreciation
            (depreciation)               1,026,187   (241,357)    (85,765)    (19,797)   (682,947)
                                         ---------   ---------    --------    --------   ---------
          Net realized and unrealized
          gain (loss)
            on investments               8,878,645   (236,856)   (945,977)    (19,592)      6,584
                                        ----------  ---------   ---------    --------      -----

Net increase (decrease) in net assets
   resulting from operations            $9,070,596 $1,302,605   ($980,656)   $150,868     $58,226
                                       =========== ==========  ==========    ========     =======

   See accompanying notes to financial statements.


                                    STRATUS FUND, INC.
                            Statement of Changes in Net Assets
                            Years Ended June 30, 1999 and 1998

                                                                          Government
                                                Growth                    Securities
                                              Portfolio                    Portfolio
                                     ---------------------------  --------------------------
                                     Year Ended    Year Ended      Year Ended    Year Ended
                                    June 30, 1999 June 30, 1998  June 30, 1999  June 30, 1998
                                     ------------- ------------ -------------- --------------

Operations:
   Net investment income                $191,951       $355,054    $1,539,461    $1,459,915
   Net realized gain on investments    7,852,458      8,100,736         4,501         3,634
   Unrealized appreciation
     (depreciatioN)                    1,026,187      2,638,991      (241,357)      453,367
                                     ------------  -------------  ------------  ------------
        Net increase in net assets
          resting from operations      9,070,596     11,094,781     1,302,605     1,916,916
                                     ------------  -------------  ------------  ------------

Distributions to shareholders from:
   Net investment income:
        Institutional Class              192,811        354,256     1,533,764     1,455,518
        Retail Class                         201            797         8,326         1,947
                                     ------------  -------------  ------------  ------------
                                         193,012        355,053     1,542,090     1,457,465
   Net realized gains
        Institutional Class            5,324,844      5,694,496              -             -
        Retail Class                      85,354              -              -             -
                                     ------------  -------------  ------------  ------------
                                       5,410,198      5,694,496              -             -
                                     ------------  -------------  ------------  ------------
          Total Distributions          5,603,210      6,049,549     1,542,090     1,457,465
                                     ------------  -------------  ------------  ------------

Capital share transactions (note 5):
   Proceeds from sales                11,447,294     12,330,363    10,167,190     6,597,334
   Payment for redemptions           (17,142,994)    (4,620,192)  (12,344,732)   (4,417,351)
   Reinvestment of net investment
     income and net realized gain
     distributions
     at net asset value                4,651,155      4,936,588     1,398,687     1,333,543
                                     ------------  -------------  ------------  ------------
        Total increase (decrease)
          from capital
          share transactions          (1,044,545)    12,646,759      (778,855)    3,513,526
                                     ------------  -------------  ------------  ------------
       Total increase (decrease)
        in netassets                   2,422,841     17,691,991    (1,018,340)    3,972,977

Net Assets:
   Beginning of period                63,881,090     46,189,099    30,506,846    26,533,869
                                     ------------  -------------  ------------  ------------
   End of period                     $66,303,931    $63,881,090   $29,488,506   $30,506,846
                                     ============  =============  ============  ============


   See accompanying notes to financial statements.


                                     STRATUS FUND, INC.
                             Statement of Changes in Net Assets
                             Years Ended June 30, 1999 and 1998

                                                                         Intermediate
                                                Capital                     Government
                                              Appreciation                     Bond
                                               Portfolio                    Portfolio
                                     ---------------------------  --------------------------
                                     Year Ended    Year Ended      Year Ended    Year Ended
                                    June 30, 1999 June 30, 1998  June 30, 1999  June 30, 1998
                                     ------------- ------------ -------------- --------------
Operations:
    Net investment income (loss)         ($34,679)       $15,394      $170,460       $219,211
    Net realized gain (loss)
     on investments                      (860,212)       474,396           205          2,969
    Unrealized appreciation
     (depreciation)                       (85,765)       (34,705)      (19,797)        50,307
                                      ------------  -------------  ------------  -------------
         Net increase (decrease)
           in net assets
           resting from operations       (980,656)       455,085       150,868        272,487
                                      ------------  -------------  ------------  -------------

Distributions to shareholders from:
    Net investment income:
         Institutional Class                    -        15,226       169,995        217,970
         Retail Class                           -             -         1,170            511
                                      -------------  ---------- -  ------------  -------------
                                                -        15,226       171,165        218,481
    Net realized gains
         Institutional Class               23,255        461,511           -           -
         Retail Class                         860             -            -           -
                                      ------------  -------------  ------------  -------------
                                           24,115        461,511           -             -
                                      ------------  -------------  ------------  -------------
           Total Distributions             24,115        476,737       171,165        218,481
                                      ------------  -------------  ------------  -------------

Capital share transactions (note 5):
    Proceeds from sales                 2,166,995      3,781,440        34,934        240,311
    Payment for redemptions            (4,351,054)    (1,569,897)   (1,141,219)    (1,059,642)
    Reinvestment of net investment
      income and net realized gain
      distributions
      at net asset value                   23,641        472,356       160,118        197,547
                                      ------------  -------------  ------------  -------------
         Total increase (decrease)
           from capital
           share transactions          (2,160,418)     2,683,899      (946,167)      (621,784)
                                      ------------  -------------  ------------  -------------
        Total increase (decrease)
         in net assets                 (3,165,189)     2,662,247      (966,464)      (567,778)

Net Assets:
    Beginning of period                 9,394,787      6,732,540     4,037,940      4,605,718
                                      ------------  -------------  ------------  -------------
    End of period                      $6,229,598     $9,394,787    $3,071,476     $4,037,940
                                      ============  =============  ============  =============


    See accompanying notes to financial statements.

                               STRATUS FUND, INC.
                       Statement of Changes in Net Assets
                       Years Ended June 30, 1999 and 1998



                                                     International
                                                       Portfolio
                                            ----------------------------
                                                     Year Ended
                                             June 30, 1999  June 30, 1998
                                            ----------------------------

Operations:
    Net investment income                         $51,642       $23,436
    Net realized gain on investments              689,531           476
    Unrealized appreciation (depreciation)       (682,947)      639,696
                                            --------------  ------------
         Net increase in net assets
           resting from operations                 58,226       663,608
                                            --------------  ------------

Distributions to shareholders from:
    Net investment income:
         Institutional Class                       51,751        22,988
         Retail Class                                 237           149
                                            --------------  ------------
                                                   51,988        23,137
    Net realized gains
         Institutional Class                      204,146       131,684
         Retail Class                               3,025              -
                                            --------------  ------------
                                                  207,171       131,684
                                            --------------  ------------
           Total Distributions                    259,159       154,821
                                            --------------  ------------

Capital share transactions (note 5):
    Proceeds from sales                         2,843,478     2,588,389
    Payment for redemptions                    (3,136,480)   (2,081,544)
    Reinvestment of net investment
      income and net realized gain distributions
      at net asset value                          249,768       152,190
                                            --------------  ------------
         Total increase (decrease) from capital
           share transactions                     (43,234)      659,035
                                            --------------  ------------
        Total increase (decrease) in net assets  (244,167)    1,167,822

Net Assets:
    Beginning of period                        11,598,929    10,431,107
                                            --------------  ------------
    End of period                             $11,354,762   $11,598,929
                                            ==============  ============

    See accompanying notes to financial statements.


                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
                    Years Ended June 30, 1999, 1998, 1997, 1996, and 1995

                                              Growth Portfolio- Institutional Class
                                    ----------------------------------------------------------
                                           1999          1998       1997        1996     1995
                                           ----          ----       ----        ----     ----
Net asset value:
    Beginning of period                  $18.53        $17.07     $13.67      $11.47    $9.84
                                         ------        ------     ------      ------    -----
    Income from investment operations:
         Net investment income             0.06          0.11       0.22        0.23     0.22
         Net realized and unrealized gain
           on investments                  2.53          3.45       3.99        2.36     1.72
                                          -----         -----      -----       -----     ----
    Total income from investment
               operations                  2.59          3.56       4.21        2.59     1.94
                                          -----         -----      -----       -----     ----

    Less distributions:
    Dividends from net investment income  (0.06)        (0.11)     (0.22)      (0.22)   (0.22)
    Distribution from capital gains       (1.55)        (1.99)     (0.59)      (0.17)   (0.09)
                                          ------        ------     ------      ------   ------
         Total distributions              (1.61)        (2.10)     (0.81)      (0.39)   (0.31)
                                          ------        ------     ------      ------   ------

         End of period                   $19.51        $18.53     $17.07 (a)  $13.67   $11.47
                                         ------        ------     ------      ------   ------

Total return:                            16.34%        22.29%      32.6% (a)   22.6%    20.3%
                                         ------        ------      -----       -----    -----

Ratios/Supplemental data:
    Net assets, end of period       $65,011,189    63,096,914 46,189,099  24,627,983 12,813,352
    Ratio of expenses to average
      net assets                          1.05%         0.76%      0.72%       0.71%    0.82%
    Ratio of net income to average
      net assets                          0.31%         0.18%      1.46%       1.78%    2.14%
    Portfolio turnover rate             194.23%       137.03%     88.53%      92.72%   19.89%

(a) Excludes maximum sales load of 4%

    See accompanying notes to financial statements.

                             STRATUS FUND, INC.
                            FINANCIAL HIGHLIGHTS
          Year Ended June 30, 1999 and the Period from January 7, 1998
                 (commencement of class shares) to June 30, 1998


                                            Growth Portfolio- Retail Class
                                             ----------------------------------

                                                1999          Period Ended
                                                             June 30, 1998
Net asset value:                             ----------      ---------------
    Beginning of period                        $18.52              $15.86
                                              -------              ------
    Income from investment operations:
         Net investment income                   0.00                0.04
         Net realized and unrealized gain
           on investments                       2.47                2.66
                                                -----               ----
    Total income from investment operations     2.47                2.70
                                                -----               ----

    Less distributions:
    Dividends from net investment income         0.00               (0.04)
    Distribution from capital gains             (1.48)              0.00
                                                ------              ----
         Total distributions                    (1.48)              (0.04)
                                                ------              ------

         End of period                         $19.51 (a)          $18.52 (a)
                                               ------              ------

Total return:                                  16.09% (a)          16.89% (a)(b)
                                               ------              ------

Ratios/Supplemental data:
    Net assets, end of period              $1,292,742            $784,176
    Ratio of expenses to average net assets     1.35%               1.50% (c )
    Ratio of net income to average net assets   0.01%               0.13% (c )
    Portfolio turnover rate                   194.23%             137.03%

(a) Excludes maximum sales load of 4%
(b) Total return is not annualized, as it may not be representative of the total return for the year.
(c) Annualized for those periods less than twelve months in duration.

See accompanying notes to financial statements.


                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
              Years Ended June 30, 1999, 1998, 1997, 1996, and 1995


                                       Government Securities Portfolio- Institutional Class
                                      --------------------------------------------------------

                                              1999        1998      1997        1996     1995
                                              ----        ----      ----        ----     ----
Net asset value:
   Beginning of period                       $9.88       $9.72     $9.64       $9.77    $9.40
                                             -----       -----     -----       -----    -----
   Income (loss) from investment operations:
        Net investment income                 0.51        0.51      0.51        0.49     0.45
        Net realized and unrealized
          gain (loss)
          on investments                     (0.09)      0.16       0.08       (0.13)    0.37
                                             ------      -----     -----       ------    ----
   Total income (loss) from investment
       operations                             0.42        0.67      0.59        0.36     0.82
                                             -----       -----     -----       -----    ----

   Less distributions from
        net investment income                (0.51)      (0.51)    (0.51)      (0.49)   (0.45)
                                             ------      ------    ------      ------   ------

        End of period                        $9.79       $9.88     $9.72 (a)   $9.64    $9.77
                                             -----       -----     -----       -----    -----

Total return:                                4.33%       7.04%      6.3% (a)    3.7%     9.0%
                                             -----       -----      ----        ----     ----

Ratios/Supplemental data:
   Net assets, end of period           $29,321,012  30,367,682  26,533,869  23,043,163 13,885,204
   Ratio of expenses to average net assets   0.80%       0.82%     0.71%       0.69%    0.80%
   Ratio of net income to average net assets 5.13%       5.17%     5.21%       5.04%    4.82%
   Portfolio turnover rate                  18.66%       2.07%    27.20%      40.61%   33.88%

(a)  Excludes maximum sales load of 3%


   See accompanying notes to financial statements.

                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
            Year Ended June 30, 1999 and the Period from January 13,
              1998 (commencement of class shares) to June 30, 1998


                                             Government Securities- Retail Class
                                             ----------------------------------
                                                      1999      Period Ended
                                                                  June 1998
                                                   ---------   --------------
Net asset value:
    Beginning of period                              $9.89           $9.97
                                                    ------           -----
    Income from investment operations:
         Net investment income                        0.48            0.25
         Net realized and unrealized loss
           on investments                            (0.09)          (0.08)
                                                     ------          ------
    Total income from investment operations           0.39            0.17
                                                      -----           ----

    Less distributions:
    Dividends from net investment income             (0.49)          (0.25)
    Distribution from capital gains                   0.00            0.00
                                                     -----           -----
         Total distributions                         (0.49)          (0.25)
                                                     ------          ------

         End of period                               $9.79           $9.89
                                                     -----           -----

Total return:                                        3.96% (a)       1.58%(a)(b)
                                                     -----           -----

Ratios/Supplemental data:
    Net assets, end of period                     $167,494        $139,164
    Ratio of expenses to average net assets          1.10%           1.21% (c)
    Ratio of net income to average net assets        4.83%           5.49% (c)
    Portfolio turnover rate                         18.66%           2.07%

(a) Excludes maximum sales load of 4%
(b) Total return is not annualized, as it may not be representative of the total return for the year.
(c) Annualized for those periods less than twelve months in duration.

See accompanying notes to financial statements.


                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
              Years Ended June 30, 1999, 1998, 1997, 1996, and 1995

                                           Capital Appreciation Portfolio-Institutional Class
                                           --------------------------------------------------
                                                1999         1998      1997       1996     1995
                                                ----         ----      ----       ----     ----
Net asset value:
    Beginning of period                       $14.39       $14.25    $13.19     $11.23    $8.95
                                              ------       ------    ------     ------    -----
    Income (loss) from investment operations:
         Net investment income (loss)          (0.06)        0.03      0.18      (0.19)   (0.15)
         Net realized and unrealized gain (loss)
           on investments                      (1.21)        0.86      1.48       2.88     2.62
                                               ------       -----     -----      -----     ----
    Total income (loss) from investment
         operations                            (1.27)       0.89       1.66       2.69     2.47
                                               ------       -----     -----      -----     ----
    Less distributions from
         net investment income                  0.00        (0.03)    (0.12)      0.00     0.00
    Less distributions from capital gains      (0.04)       (0.72)    (0.48)     (0.73)   (0.19)
                                               ------       ------    ------     ------   ------
         Total Distributions                   (0.04)       (0.75)    (0.60)     (0.73)   (0.19)
                                               ------       ------    ------     ------   ------

         End of period                        $13.08       $14.39    $14.25 (a) $13.19   $11.23
                                              ------       ------    ------     ------   ------

Total return:                                 (8.79%)       7.47%     11.7% (a)  26.0%    28.6%
                                              -------       -----     -----      -----    -----

Ratios/Supplemental data:
    Net assets, end of period             $5,985,704   $9,174,664  6,732,540 2,474,470  748,588
    Ratio of expenses to average net assets    1.11%        0.76%     0.91%      2.84%    2.69%
    Ratio of net income (loss) to average net (0.49%)       0.18%     1.31%     (1.54%)  (1.59%)
    Portfolio turnover rate                  109.49%      277.31%   322.07%    179.06%  214.47%

(a) Excludes maximum sales load of 4% See accompanying notes to financial statements.

                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
             Year Ended June 30, 1999 and the Period from January 7,
              1998 (commencement of class shares) to June 30, 1998


                                            Capital Appreciation- Retail Class
                                            ------------------------------------
                                                 1999        Period Ended
                                                            June 30, 1998
                                                -------     ---------------
Net asset value:
    Beginning of period                          $14.39          $13.21
                                                -------          ------
    Income from investment operations:
         Net investment loss                      (0.10)          (0.03)
         Net realized and unrealized loss
           on investments                         (1.21)          1.21
    Total income (loss) from investment
       operations                                 (1.31)          1.18

    Less distributions:
    Dividends from net investment income          0.00            0.00
                                                  -----           ----
    Distribution from capital gains               (0.04)          0.00
                                                  ------          ----
         Total distributions                      (0.04)          0.00
                                                  ------          ----

         End of period                           $13.04 (a)      $14.39 (a)
                                                 ------          ------

Total return:                                    (9.07%)(a)       8.93% (a)(b)
                                                 -------          -----

Ratios/Supplemental data:
    Net assets, end of period                  $243,894        $220,123
    Ratio of expenses to average net assets       1.41%           1.25% (c )
    Ratio of net income (loss) to average
      net assets                                 (0.79%)         (0.18%)(c )
    Portfolio turnover rate                     109.49%         277.31%

(a) Excludes maximum sales load of 4%
(b) Total return is not annualized, as it may not be representative of the total return for the year.
(c) Annualized for those periods less than twelve months in duration.

See accompanying notes to financial statements.


                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
              Years Ended June 30, 1999, 1998, 1997, 1996, and 1995

                                       Intermediate Government Bond Portfolio-Institutional Class
                                       ----------------------------------------------------------
                                              1999        1998      1997       1996     1995
                                              ----        ----      ----       ----     ----
Net asset value:
       Beginning of period                  $10.60      $10.48    $10.47     $10.56   $10.29
                                            ------      ------    ------     ------   ------
       Income (loss) from investment
       operations:
            Net investment income             0.51        0.52      0.54       0.52     0.50
            Net realized and unrealized
              gain (loss)
              on investments                 (0.10)       0.12      0.02      (0.09)    0.27
                                             ------      -----     -----      ------   ----
       Total income from investment
            operations                        0.41        0.64      0.56       0.43     0.77
                                              -----       -----     -----      -----    ----
       Less distributions:
            Dividends from net
            investment income                (0.51)      (0.52)    (0.55)     (0.52)   (0.50)
            Distributions from capital gains  0.00        0.00      0.00       0.00     0.00
                                             -----       -----     -----      -----    -----
              Total distributions            (0.51)      (0.52)    (0.55)     (0.52)   (0.50)

       End of period                        $10.50      $10.60    $10.48 (a) $10.47   $10.56
                                            ------      ------    ------     ------   ------

Total return:                                3.96%       6.27%      5.6% (a)   4.1%     7.9%
                                             -----       -----      ----       ----     ----

Ratios/Supplemental data:
       Net assets, end of period        $3,058,068   4,008,700  4,605,718  7,224,506 5,518,431
       Ratio of expenses to average
         net assets                          1.16%       1.17%     1.02%      1.03%    1.11%
       Ratio of net income to average
         net assets                          4.75%       4.93%     5.14%      4.95%    4.84%
       Portfolio turnover rate               0.00%       0.00%    26.88%      4.05%   27.67%

       (a)  Excludes maximum sales load of 3%

       See accompanying notes to financial statements.

                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
          Year Ended June 30, 1999 and the Period from January 27, 1998
                 (commencement of class shares) to June 30, 1998

                                          Intermediate Government Bond Portfolio
                                                        Retail Class
                                          --------------------------------------
                                                   1999        Period Ended
                                                               June 30, 1998
                                                  --------    ----------------
Net asset value:
    Beginning of period                            $10.59            $10.63
                                                  -------            ------
    Income from investment operations:
         Net investment income                       0.47              0.29
         Net realized and unrealized loss
           on investments                           (0.09)            (0.04)
                                                    ------            ------
    Total income from investment operations         0.38               0.25
                                                    -----              ----

    Less distributions:
    Dividends from net investment income            (0.47)             0.29
    Distribution from capital gains                  0.00              0.00
                                                    -----              ----
         Total distributions                        (0.47)             0.29
                                                    ------             ----

         End of period                             $10.50 (a)        $10.59 (a)
                                                   ------            ------

Total return:                                       3.73% (a)        1.69%(a)(b)
                                                    -----            -----

Ratios/Supplemental data:
    Net assets, end of period                     $13,408           $29,240
    Ratio of expenses to average net assets         1.46%             1.63% (c )
    Ratio of net income to average net assets       4.45%             5.18% (c )
    Portfolio turnover rate                         0.00%             0.00%

(a) Excludes maximum sales load of 4%
(b) Total return is not annualized, as it may not be representative of the total return for the year.
(c) Annualized for those periods less than twelve months in duration.

    See accompanying notes to financial statements.

                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
             Years ended June 30, 1999 and 1998 and the Period from
         October 1, 1996 (commencement of class shares) to June 30, 1997

                                    International Portfolio- Institutional Class
                                    --------------------------------------------
                                           1999           1998   Period Ended
                                                                  June 30, 1997
                                           ----           ----   ---------------
Net asset value:
    Beginning of period                   $11.75         $11.22      $10.00
                                          ------         ------      ------
    Income from investment operations:
         Net investment income              0.05           0.02        0.15
         Net realized and unrealized gain
           on investments                   0.09           0.64        1.22
                                           -----          -----       ----
    Total income from investment
         operations                         0.14           0.66        1.37
                                           -----          -----       ----

    Less distributions:
         Dividends from net investment
          income                           (0.05)         (0.02)      (0.15)
         Distributions from capital gains  (0.22)         (0.11)       0.00
                                           ------         ------       ----
      Total Distributions                  (0.27)         (0.13)      (0.15)
                                           ------         ------     ------

    End of period                         $11.62         $11.75      $11.22 (a)
                                          ------         ------      ------

Total return:                               1.4%          6.27%     18.20%(a)(b)
                                            ----          -----     ------

Ratios/Supplemental data:
    Net assets, end of period        $11,182,332    $11,473,772     10,431,107
    Ratio of expenses to average net
     assets                                1.53%          1.65%         1.48%(b)
    Ratio of net income to average net
    assets                                 0.49%          0.21%         1.89%(b)
    Portfolio turnover rate               40.00%         52.92%        33.77%


(a)  Excludes maximum sales load of 4%
(b) Annualized for those periods less than twelve months in duration.

    See accompanying notes to financial statements.

                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
          Year ended June 30, 1999 and the Period from January 7, 1998
                 (commencement of class shares) to June 30, 1998


                                         International Portfolio - Retail Class
                                         ---------------------------------------
                                                    1999       Period Ended
                                                               June 30, 1998
                                                   ------     ---------------
Net asset value:
    Beginning of period                            $11.75            $10.33
                                                  -------            ------
    Income from investment operations:
         Net investment income                       0.02              0.03
         Net realized and unrealized gain (loss)
           on investments                            0.09              1.42
                                                    -----              ----
    Total income from investment operations          0.11              1.45
                                                    -----              ----

    Less distributions:
    Dividends from net investment income            (0.02)            (0.03)
    Distribution from capital gains                 (0.22)            0.00
                                                    ------            ----
         Total distributions                        (0.24)            (0.03)
                                                    ------            ------

         End of period                             $11.62 (a)        $11.75 (a)
                                                   ------            ------

Total return:                                       1.07% (a)       13.88%(a)(b)
                                                    -----           ------

Ratios/Supplemental data:
    Net assets, end of period                    $172,430          $125,157
    Ratio of expenses to average net assets         1.83%             1.94% (c )
    Ratio of net income to average net assets       0.19%             0.27% (c )
    Portfolio turnover rate                        40.00%            52.92%

(a) Excludes maximum sales load of 4%
(b) Total return is not annualized, as it may not be representative of the total return for the year.
(c) Annualized for those periods less than twelve months in duration.

    See accompanying notes to financial statements.

                               STRATUS FUND, INC.
                          Notes to Financial Statements
                                  June 30, 1999

1.   Organization
     Stratus Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At June 30, 1999, the following series are presently authorized and have shares outstanding.

        Growth Portfolio                        Capital Appreciation Portfolio
        Government                              Intermediate Government
         Securities Portfolio                    Bond Portfolio
                                                International Portfolio

        Each portfolio has two classes of shares authorized and outstanding: retail and institutional

2.   Summary of Significant Accounting Policies
     The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements.

     Use of Estimates: In preparing the financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

     Valuation of Investments
     Investment securities are carried at market determined using the following valuation methods:

     o Securities traded on a national or regional stock exchange or included in the NASDAQ National Market System are valued at the last quoted sales price.

     o Securities not listed on an exchange or securities for which the latest quoted sales price is not readily available and securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

     o Securities including bonds, restricted securities, or other assets for which reliable recent market quotations are not readily available are valued at fair market value as determined in good faith or under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

                               STRATUS FUND, INC.
                          Notes to Financial Statements

2.      Summary of Significant Accounting Policies (Continued)
     All securities are valued in accordance with the above noted policies at the close of each business day.

     The  Growth,  Capital  Appreciation,   and  International   Portfolios  are
     authorized to purchase exchange-traded put and call options.

     At June 30,  1999,  the  Growth,  Capital  Appreciation  and  International
     Portfolios had no such exchange traded options nor were any purchased during the year then ended.

     The Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security (short-sale). When a Portfolio makes a short-sale, it must borrow the security sold short and deliver it to the buyer. The proceeds from the short-sale will be retained by the broker-dealer through which it made the short-sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the security and may be obligated to remit any interest received on such borrowed securities. A gain or loss is recognized upon the termination of the short sale, if the market price at termination is less than or greater than the proceeds originally received.

     At June 30, 1999, the cost of investment securities is identical for financial reporting and income tax purposes.

     Security Transactions
     Security transactions are accounted for on the date securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Amortization of premium and discount is accrued daily using both the constant yield and the straight-line methods. Realized investment gains and losses are determined by specifically identifying the issue sold.

     Federal Income Taxes
     It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute virtually all of the taxable income generated by the Portfolios to their shareholders within the time period allowed by the Federal law. Consequently, no liability for Federal income taxes is required. Internal Revenue Code requirements regarding distributions may differ from amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are

                               STRATUS FUND, INC.
                          Notes to Financial Statements

2.      Summary of Significant Accounting Policies (Continued)
     charged or credited to paid-in-capital or accumulated net realized gain, as appropriate in the period that the differences arise. Each Portfolio is treated as a separate entity for tax purposes, and on a calendar basis, will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any Federal excise tax. There will be no net realized gain distributions until the net realized loss carry forwards have been offset or expired. The losses will expire in 8 years. Each Portfolio prepares its tax return on an accrual basis. The Government Securities, Intermediate Government Bond, and Capital Appreciation
     Portfolios have unused capital loss carry forwards of approximately $378,000, $124,000, and $455,000 respectively, available for federal income tax purposes at June 30, 1999. The losses begin expiring in 2003 and 2005 for the Government Securities and Intermediate Government Bond portfolios, respectively.

     Distribution to Shareholders

     Dividends to shareholders are recorded on the ex-dividend date. In accordance with resolutions enacted by the Board of Directors, the Government Securities and Intermediate Government Bond Portfolios declare dividends monthly and the Growth, Capital Appreciation, and International Portfolios declare dividends semi-annually. The dividends declared become payable immediately.

     Cash Equivalents
     Cash equivalents consist of money market funds which declare dividends daily. As of June 30, 1999, the average yield on such funds was approximately 4.50%.

3.   Fees, Expenses and Related Party Transactions
     The Fund and each of its Portfolios have retained Union Bank & Trust Company (UBATCO) as their exclusive investment adviser and custodian of the Fund's assets (hereinafter, the Adviser). The agreement provides that the Capital Appreciation Portfolio will compensate the Adviser on a performance based scale, whereby the Portfolio will pay a fee of 1.40% per annum of daily average net assets. The fee may be increased or decreased by up to 1.00% of the average daily net assets during the latest 12 months (a rolling average method), depending upon the performance of this Portfolio relative to the Russell 2000 Index. For the twelve months ended June 30, 1999, the annualized fee was 0.56%.

                               STRATUS FUND, INC.
                          Notes to Financial Statements

3.   Fees, Expenses and Related Party Transactions (Continued)
     The remaining Portfolios pay the following advisory fee rates per annum of their average daily net asset values:

               Portfolio                           Annual Fee Rate
               -----------                         ----------------
               Growth                                  .75%
               Government Securities                   .50%
               Intermediate Government Bond            .65%
               International                          1.15%

     The Fund and each of its Portfolios have retained UBATCO as the custodian of the Fund's investments. The agreement provides that the portfolios (except the Growth, Government Securities, and International Portfolios, which pay no fee), will pay the custodian an annual fee which is calculated and billed monthly. The fee calculation does not include cash equivalents. The fee consists of an investment transaction charge of $12 for each transaction, a fee of $100 per account, plus an additional fee calculated in accordance with the following table.
             Net assets of:
               $0 - $10 million                          11 basis points
               $10 - $20 million                          6 basis points
               Over $20 million                         2.5 basis points

     The Fund and each of its Portfolios have retained Lancaster Administrative Services, Inc. (the Administrator) to act as their transfer agent and administrator to provide all necessary record keeping and share transfer services for the Fund. As of July 1, 1999 the Administrator is a related party to the Fund. The agreement provides that each Portfolio will pay an administrative fee to the Administrator equal to .25% per annum of average daily net assets.

     The Fund has also retained SMITH HAYES Financial Services Corporation (the Distributor) to act as the underwriter and distributor of the fund's shares. Retail shares for the Growth, Capital Appreciation, and International portfolios include a maximum sales charge of 4.5%. Retail shares for the Government Securities and Intermediate Government Bond portfolios include a maximum sales charge of 3.0%. For sales of all Portfolios of $50,000 or more, the sales charge is reduced. Pursuant to the shareholder approved distribution plan under Rule 12b-1, Retail shares of each fund will reimburse the distributor for shareholder-related expenses incurred in connection with the distribution of the fund's shares, however, under no circumstances shall such reimbursement exceed .30% per annum of the fund's average daily net assets. The Distributor received $14,590 and paid out $11,992 of this amount as commissions and dealer reallowances. Institutional shares for all portfolios are not charged sales charges or 12b-1 fees.

                               STRATUS FUND, INC.
                          Notes to Financial Statements

3.   Fees, Expenses and Related Party Transactions (Continued)
     Under the terms of the advisory, custodian, administrative and distribution agreements outlined above, the Portfolios collectively incurred $803,105; $15,693; $284,165 and $4,864 for such services. Of the amount paid to the Distributor, 100% was paid out to Union Bank & Trust Company under a Dealer Service Agreement.

     At  June  30,  1999,  the  following   accrued   investment   advisory  and
     administrative fees were payable to the Adviser and Administrator.

                                   Payable to   Payable to    Payable to
                                     Adviser   Administrator  Distributor  Total
                                   ---------   ------------   -----------  -----
     Growth Portfolio               $41,003      $5,472        $310      $46,785
     Government Securities Portfolio 12,162       2,418          41       14,621
     Capital Appreciation Portfolio   6,856         490          57        7,403
     Intermediate Government
        Bond Portfolio                1,644         266           3        1,913
     International Portfolio         11,007         952          41       12,000

     Under the terms of the advisory agreement, the Adviser may be obligated to reimburse a Portfolio up to the amount of the Adviser's fee paid to the Adviser if during any year the expenses of the Portfolio, including the Adviser's fee, exceed certain limitations. At June 30, 1999, no expense reimbursement was required.

     In addition to the amounts paid by the Portfolios under advisory, custodian, and administration agreements, the Portfolios used SMITH HAYES Financial Services Corporation (SMITH HAYES), a company related through common management, to affect security trades on their behalf. As is customary in the industry, the investment adviser evaluates the pricing and ability to execute the transactions in selecting brokers to affect trades. SMITH HAYES was paid commissions in the amount of $26,842 for their brokerage services during the twelve months ended June 30, 1999.

     At June 30, 1999, directors, officers and employees of the Fund, the Adviser and Administrator and their immediate families held the following in each Portfolio:

                                                         Shares          Value
                                                        ---------       --------
        Growth Portfolio Institutional Class              307,874     $6,006,622
        Government Securities Portfolio
          Institutional Class                             335,092     3,280,552
        Capital Appreciation Portfolio
          Institutional Class                              63,476        830,271
        Intermediate Gov't Bond Portfolio
          Institutional Class                                -              -
        International Portfolio Institutional Class        83,018        964,666

                               STRATUS FUND, INC.
                          Notes to Financial Statements

3.      Fees, Expenses and Related Party Transactions (Continued)

     At June 30,  1999,  UBATCO held,  in nominee  name,  the  following in each
Portfolio:
                                                         Shares          Value
                                                        --------        -------
        Growth Portfolio Institutional Class            3,223,122    $64,834,110
        Growth Portfolio Retail Class                      59,973      1,170,081
        Government Securities Portfolio
          Institutional Class                           2,995,214     29,321,012
        Government Securities Portfolio Retail Class       17,110        167,494
        Capital Appreciation Portfolio
          Institutional Class                             456,959      5,977,024
        Capital Appreciation Portfolio Retail Class        18,188        237,179
        Intermediate Gov't Bond Portfolio
          Institutional Class                             286,728      3,010,644
        Intermediate Gov't Bond Portfolio Retail Class      1,277         13,408
        International Portfolio Institutional Class       962,259     11,181,450
        International Portfolio Retail Class               14,808        172,069

4.   Securities Transactions
     Purchases of  securities  and proceeds  from sales were as follows for each
     Portfolio:

                                               Purchases of     Proceeds
                                                 Securities     from Sales
                                               -------------   ------------
     Growth Portfolio                         $112,467,589    $118,698,905
     Government Securities Portfolio             5,504,240       4,304,773
     Capital Appreciation Portfolio              7,278,521       9,198,136
     Intermediate Government Bond Portfolio          -           1,050,328
     International Portfolio                     4,525,897       4,191,336

     At June 30, 1999, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation of securities in each Portfolio were as follows:

                                                        Aggregate Gross
                                                          Unrealized
                                               Appreciation        Depreciation
                                              --------------       -------------
      Growth Portfolio                         $16,005,419            $732,065
      Government Securities Portfolio              237,086              41,954
      Capital Appreciation Portfolio             1,007,041             378,615
      Intermediate Government Bond Portfolio        34,475                 -
      International Portfolio                    1,962,208           1,102,889

                             STRATUS FUND, INC.
                          Notes to Financial Statements

5.   Capital Share Transactions
     The Fund is authorized to issue a total of 1 billion shares of common stock in series with a par value of $.001 per share. The Board of Directors has authorized twenty million shares to be issued in the Growth Portfolio and ten million each in the Government Securities Portfolio, Capital
     Appreciation Portfolio, Intermediate Government Bond Portfolio, and the International Portfolio.

     Transactions in the capital stock of each Portfolio for the twelve months ended June 30, 1999 were as follows:
                                                  Growth             Growth
                                                 Portfolio          Portfolio
                                           Institutional Shares   Retail Shares
         Transactions in shares:           ---------------------  -------------
           Shares sold                         604,780.391         28,498.234
           Shares redeemed                    (964,596.917)       (10,137.807)
           Reinvested dividends                285,304.330          5,379.448
                                               -----------        -----------
           Net increase/(decrease)             (74,512.196)        23,739.875
                                            ==============         ==========
         Transactions in dollars:
            Dollars sold                       $10,936,522           $510,772
            Dollars redeemed                   (16,962,447)          (180,547)
                Reinvested dividends             4,565,600             85,555
                Net increase/(decrease)         (1,460,325)           415,780
                                              ============            =======

                                                Government         Government
                                           Securities Portfolio Securities Port.
                                           Institutional Shares   Retail Shares
         Transactions in shares:
           Shares sold                       1,017,926.590          4,508.363
           Shares redeemed                  (1,235,858.445)        (2,286.824)
           Reinvested dividends                140,060.686            811.520
                                            --------------      -------------
           Net increase/(decrease)             (77,871.169          3,033.059
                                            ==============      =============
         Transactions in dollars:
            Dollars sold                       $10,122,315            $44,875
            Dollars redeemed                   (12,322,021)           (22,711)
                Reinvested dividends             1,390,629              8,058
            Net increase/(decrease)               (809,076)            30,222
                                              ============            =======

                               STRATUS FUND, INC.
                          Notes to Financial Statements

5.     Capital Share Transactions (Continued)

                                       Capital Appreciation Capital Appreciation
                                                 Portfolio          Portfolio
                                           Institutional Shares   Retail Shares
                                           ------------------      -------------
         Transactions in shares:
           Shares sold                         163,963.107         10,919.333
           Shares redeemed                    (335,674.249)        (7,581.852)
           Reinvested dividends                   1881.201             71.132
                                            ---------------      ------------
           Net increase/(decrease)            (169,829.941)         3,408.613
                                              =============     =============
         Transactions in dollars:
            Dollars  sold                       $2,032,580           $134,415
            Dollars redeemed                    (4,258,566)           (92,488)
                Reinvested dividends                22,781                860
                                               -----------           ---------
              Net increase/(decrease)          (2,203,205)             42,787
                                                ==========          =========

                                           Intermediate Gov't Intermediate Gov't
                                              Bond Portfolio     Bond Portfolio
                                           Institutional Shares   Retail Shares
                                           ------------------      -------------
         Transactions in shares:
           Shares sold                           3,290.152               .000
           Shares redeemed                    (105,297.562)        (1,593.098)
           Reinvested dividends                 14,942.669            109.942
                                             -------------         ----------
           Net increase/(decrease)             (87,064.741)        (1,483.156)
                                              ===============     ===========
         Transactions in dollars:
            Dollars  sold                          $34,934                 $0
            Dollars redeemed                    (1,124,406)           (16,813)
                Reinvested dividends               158,948              1,170
                                              ------------              -----
              Net increase/(decrease)             (930,524)           (15,643)

                                               International      International
                                                 Portfolio          Portfolio
                                           Institutional Shares   Retail Shares
                                           ------------------      -------------

         Transactions in shares:
           Shares sold                         243,612.224          7,918.977
           Shares redeemed                    (279,958.877)        (4,032.711)
           Reinvested dividends                 22,696.235            302.734
                                             -------------       ------------
           Net increase/(decrease)             (13,650.418)         4,189.000
                                             ==============       ===========
         Transactions in dollars:
            Dollars sold                        $2,758,103            $85,375
            Dollars redeemed                    (3,092,484)           (43,996)
                Reinvested dividends               246,505              3,263
                                              ------------            --------
              Net increase/(decrease)              (87,876)           (44,642)
                                              ============            ========